SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Skinvisible, Inc. (Exact name of registrant as specified in its charter) N/A (Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: Common Stock
(2)	Aggregate number of securities to which transaction applies: 371,668,218 shares of Registrant’s common stock (before proposed reverse stock-split)
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$0.0191, representing average of high and low prices of Registrant’s common stock as reported by the OTCQB on April 26, 2018.
(4)	Proposed maximum aggregate value of transaction: $7,098,863
(5)	Total fee paid: $883.81
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

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SKINVISIBLE, INC.
6320 SOUTH SANDHILL ROAD, SUITE 10
LAS VEGAS, NV 89120

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2018

TO SKINVISIBLE’S STOCKHOLDERS:

NOTICE IS HEREBY GIVEN, that a special meeting (the “Special Meeting”) of stockholders of Skinvisible, Inc., a Nevada corporation (referred to herein as “we”, “us”, or “Skinvisible”), will be held at 10:00 a.m., local time, on [●], 2018, at [●], for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1)	To adopt an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”), Skinvisible and Skinvisible’s wholly owned subsidiary, Quoin Merger Sub, Inc. (“Merger Sub”), the transaction contemplated by the Merger Agreement is known as the “Merger”;
(2)	To amend Skinvisible’s Articles of Incorporation to effect a Reverse Split (the “Reverse Split”) of Skinvisible issued and outstanding common stock by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range, as determined by Skinvisible’s board of directors in its sole discretion;
(3)	To approve an amendment to the Articles of Incorporation of Skinvisible which changes its name to Quoin Pharmaceuticals, Inc. at the effective time of the Merger (the “Name Change”); and
(4)	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, Skinvisible is not authorized to consummate the transactions contemplated by the aforementioned proposals.

Stockholders who owned shares of Skinvisible’s common stock at the close of business on [●], 2018 are entitled to receive notice of, attend and vote at the Special Meeting and any adjournment or postponement thereof.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail.

By Order of the Board of Directors,

Skinvisible, Inc.

By: /s/ Terry H. Howlett
Terry H. Howlett
President & Chief Executive Officer
[●], 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be held on [●], 2018. The Proxy Statement is available at [TBD].

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SKINVISIBLE, INC.
6320 SOUTH SANDHILL ROAD, SUITE 10
LAS VEGAS, NV 89120

PROXY STATEMENT

For the Special Meeting of Stockholders to be held on [●], 2018

Your proxy is being solicited on behalf of the Board of Directors (the “Board”) of Skinvisible, Inc., a Nevada corporation, for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 10:00 a.m. local time on [●], 2018, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement. The Special Meeting will be held at for the following purposes:

(1)	To adopt an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”), Skinvisible and Skinvisible’s wholly owned subsidiary, Quoin Merger Sub, Inc. (“Merger Sub”), the transaction contemplated by the Merger Agreement is known as the “Merger”;
(2)	To amend Skinvisible’s Articles of Incorporation to effect a Reverse Split (the “Reverse Split”) of Skinvisible’s issued and outstanding common stock by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range, as determined by Skinvisible’s board of directors in its sole discretion;
(3)	To approve an amendment to the Articles of Incorporation of Skinvisible which changes its name to Quoin Pharmaceuticals, Inc. at the effective time of the Merger; and
(4)	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, Skinvisible is not authorized to consummate the transactions contemplated by the aforementioned proposals.

These proxy materials are first being provided on or about [●], 2018 to all stockholders as of the record date, [●], 2018. Stockholders who owned Skinvisible’s common stock at the close of business on [●], 2018 are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were [●] shares of Skinvisible’s common stock outstanding.

All proxies will be voted in accordance with the instructions contained on those proxies, and if no choice is specified, the proxies will be voted in favor of each matter set forth in the accompanying Notice of Special Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to Skinvisible’s corporate secretary.

Unless otherwise indicated, (i) all references to “Skinvisible,” “us” or “we” means Skinvisible, Inc. and all references to the “Combined Company” means Skinvisible after the closing of the Merger and its name change to Quoin Pharmaceuticals, Inc.

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FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus, including information incorporated by reference into this proxy statement/prospectus, includes forward-looking statements regarding, among other things, Skinvisible’s and Quoin’s plans, strategies and prospects, both business and financial. Although Skinvisible and Quoin believe that their plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Skinvisible nor Quoin can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in Skinvisible’s filings with the SEC. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

•	the number and percentage of Skinvisible’s public stockholders voting against the proposals set forth in this proxy statement;
•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;
•	changes adversely affecting the business in which Skinvisible or Quoin are engaged;
•	management of growth;
•	general economic conditions;
•	Quoin’s business strategy and plans;
•	the result of future financing efforts; and
•	and the other factors summarized under the section entitled “Risk Factors”.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement/prospectus. All forward-looking statements included herein attributable to any of Skinvisible, Quoin or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

For a discussion of the factors that may cause Skinvisible’s or Quoin’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, see “Risk Factors” beginning on page [●].

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the actual results of Skinvisible or Quoin could differ materially from the forward-looking statements. All forward-looking statements in this proxy statement are current only as of the date on which the statements were made. Skinvisible and Quoin do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events.

Before a stockholder grants its proxy or instructs how its vote should be cast or vote on the merger proposal, spin-off proposal, or the adjournment proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement/prospectus may adversely affect Skinvisible and Quoin.

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VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Skinvisible, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below. Each share of Skinvisible’s common stock you owned as of the record date entitles you to one vote on each proposal presented at the Special Meeting.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Voting by Mail. You can vote by marking, dating and signing your proxy card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Voting in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

·	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;
·	provide written notice by [●], 2018 of the revocation to Skinvisible’s Corporate Secretary at Skinvisible’s principal executive offices, which are located at 6320 South Sandhill Road, Suite 10, Las Vegas, NV 89120; or
·	attend the Special Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on [●], 2018 are entitled to receive notice and vote at the meeting. On the record date, there were [●] issued and outstanding shares of Skinvisible’s common stock. Each holder of Skinvisible’s common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on each of the matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the following table summarizes the voting requirements to approve each proposal:

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Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal No. 1 — To approve the Merger Agreement.	The affirmative vote of a majority of the votes cast at the Special Meeting.	No
Proposal No. 2 — To amend Skinvisible’s Articles of Incorporation to effect a Reverse Split (the “Reverse Split”) of Skinvisible’s issued and outstanding common stock by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range, as determined by Skinvisible’s board of directors in its sole discretion.	The affirmative vote of a majority of the outstanding shares of common stock.	No
Proposal No. 3 — To approve an amendment to the Articles of Incorporation of Skinvisible which changes its name to Quoin Pharmaceuticals, Inc. at the effective time of the Merger.	The affirmative vote of a majority of the outstanding shares of common stock.	No
Proposal No. 4 — To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, Skinvisible is not authorized to consummate the transactions contemplated by the aforementioned proposals.	The affirmative vote of a majority of the votes cast at the Special Meeting.	Yes

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors will also determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Accordingly, abstentions will have no effect on whether Proposal No. 1 and Proposal No. 4, are approved at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” Proposal No. 2 and Proposal No. 3.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, is permitted to either leave your shares unvoted or vote your shares on matters that are considered routine.

Proposal No. 4 is considered a routine matter while Proposal No. 1, Proposal No. 2 and Proposal No. 3 are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm will not be able to vote your shares on Proposal No. 1, Proposal No. 2 and Proposal No. 3. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. Broker non-votes will not be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Assuming that a quorum is present, broker non-votes (i) will have no effect on whether Proposal No. 1 and Proposal No. 4 are approved at the Special Meeting and (ii) will have the same effect as a vote “AGAINST” each of Proposal No. 2 and Proposal No. 3.

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Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“FOR” Proposal No. 1 to approve the Merger Agreement;
(2)	“FOR” Proposal No. 2 to approve the Reverse Split;
(3)	“FOR” Proposal No. 3 to approve an amendment to the Articles of Incorporation of Skinvisible which changes the name of Skinvisible, Inc. to “Quoin Pharmaceuticals, Inc.”;
(4)	“FOR” Proposal No. 4 to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, Skinvisible is not authorized to consummate the transactions contemplated by the aforementioned proposals; and
(5)	at the discretion of your proxies on any other matter that may be properly brought before the Special Meeting.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

Voting results will be announced at the Special Meeting and published in a Form 8-K to be filed within four (4) business days after the Special Meeting.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of Skinvisible’s proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies.

We will promptly deliver a separate copy of these proxy materials to any stockholder upon written or oral request to Skinvisible’s Corporate Secretary by mail at 6320 South Sandhill Road, Suite 10, Las Vegas, NV 89120 or by phone at (702) 433-7154.

If: (1) you share an address with another stockholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another stockholder and in the future together you would like to receive only a single paper copy of these materials, please notify Skinvisible’s Corporate Secretary by mail at 6320 South Sandhill Road, Suite 10, Las Vegas, NV 89120 or by phone at (702) 433-7154.

If you have previously elected to receive Skinvisible’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by Skinvisible’s directors, officers or employees, personally, or by mail, facsimile, telephone, messenger or via the Internet, without additional compensation.

Available Information

Skinvisible’s website, www.Skinvisible.com, provides access, without charge, to Skinvisible’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC. The information provided on Skinvisible’s website is not part of this report, and is therefore not incorporated by reference unless such information is otherwise specifically referenced elsewhere in this report.

Materials filed by Skinvisible with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website at www.sec.gov that contains reports, proxy and information statements, and other information regarding Skinvisible’s company that we file electronically with the SEC.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of [●], 2018 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth, as of [●], 2018 the beneficial ownership of Skinvisible’s common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of Skinvisible’s common stock and by the executive officers and directors as a group.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership(2)	Percent of class(3)
Executive Officers & Directors:
Common	Terry Howlett(4)	151,685,787 shares	53%
Common	David St. James(5)	100,000 shares	Less than 1%
Total of All Directors and Executive Officers:		151,785,787 shares	53%

More Than 5% Beneficial Owners:
Lutz Family Trust(6) 8322 West Tonto Lane, Peoria, AZ 85382		10,998,300 shares	7.8%
Doreen McMorran(7)		159,024,409 shares	53%

(1)	Except as otherwise indicated, the address of each person named in this table is c/o Skinvisible, Inc., 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120.
(2)	As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.
(3)	Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 140,977,600 shares of common stock issued and outstanding on [●], 2018.
(4)	Includes 7,723,248 shares held in his name as indicated on Skinvisible’s shareholder list, and 143,962,539 shares of common stock that may be acquired upon exercise of outstanding convertible promissory notes and stock options. These derivative securities are comprised of 139,262,539 shares that may be issued upon conversion of outstanding convertible promissory notes and 4,700,000 options to purchase common stock, and all such rights are exercisable within sixty days of [●], 2018.
(5)	Includes an option to purchase 100,000 shares of common stock at $0.035 per share.
(6)	As stated in the reporting person’s Form 4 filed with the Securities and Exchange Commission on January 25, 2010.
(7)	Includes 1,800,000 shares held in her name as indicated on Skinvisible’s shareholder list, and 157,224,409 shares of common stock that may be acquired upon exercise of outstanding convertible promissory notes and stock options. These derivative securities are comprised of 154,824,409 shares that may be issued upon conversion of outstanding convertible promissory notes and 2,400,000 options to purchase common stock, and all such rights are exercisable within sixty days of [●], 2018.

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MARKET PRICES AND DIVIDEND DATA

Market Information

Skinvisible’s common stock is quoted under the symbol “SKVI” on the OTCQB operated by OTC Markets Group, Inc.

Only a limited market exists for Skinvisible’s securities. There is no assurance that a regular trading market will develop, or if developed, that it will be sustained. Therefore, a shareholder may be unable to resell his securities in Skinvisible.

The following table sets forth the range of high and low bid quotations for Skinvisible’s common stock for each of the periods indicated as reported by the OTCQB. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Fiscal Year Ending December 31, 2017
Quarter Ended	High $	Low $
December 31, 2017	0.1095	0.035
September 30, 2017	0.1	0.02
June 30, 2017	0.0365	0.02
March 31, 2017	0.045	0.025
Fiscal Year Ending December 31, 2016
Quarter Ended	High $	Low $
December 31, 2016	0.0289	0.0081
September 30, 2016	0.0236	0.0068
June 30, 2016	0.02	0.0042
March 31, 2016	0.032	0.0136

On [●], 2018, the last sales price per share of Skinvisible’s common stock on the OTCQB was $[●].

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer’s account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

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These disclosure requirements may have the effect of reducing the trading activity for Skinvisible’s common stock. Therefore, stockholders may have difficulty selling Skinvisible’s securities.

Holders of Skinvisible Common Stock

As of March 31, 2017, we had 140,977,600 shares of Skinvisible’s common stock issued and outstanding, held by 189 shareholders of record, other than those held in street name.

Dividends

There are no restrictions in Skinvisible’s articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where after giving effect to the distribution of the dividend:

1.	Skinvisible would not be able to pay its debts as they become due in the usual course of business, or;
2.	Skinvisible’s total assets would be less than the sum of its total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

Skinvisible has not declared any dividends and Skinvisible does not plan to declare any dividends in the foreseeable future.

Interests of Skinvisible’s Directors and Officers in the Merger

In considering the recommendation Skinvisible’s Board to vote for the proposals presented at the special meeting, you should be aware that our executive officers and members of our Board have interests in the merger proposal that are different from, or in addition to, the interests of our shareholders generally. The members of our Board were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the transaction agreements and in recommending to our shareholders that they vote in favor of the proposals presented at the special meeting. These interests include, among other things:

•	Terry Howlett and Doreen McMorran have entered into new 1 year employment agreements with the Combined Company, which employment agreements will become effect upon the closing of the Merger; and
•	Terry Howlett and Doreen McMorran and certain other related parties have agreed to cancel $500,000 of Related Party Indebtedness, in exchange for 100% of the shares (5,750,000) in Ovation Science Inc. (“Ovation”) held by Skinvisible.
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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following are answers to some questions that you, as a stockholder of Skinvisible, may have regarding the matters being considered at Skinvisible’s Special Meeting, which is referred to herein as the “Special Meeting.” We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the matters being considered at the Special Meeting. Additional important information is also contained in the annexes to and the documents incorporated by reference into this proxy statement.

General

Skinvisible will hold the Special Meeting to consider and vote upon these proposals. This proxy statement/prospectus contains important information about matters to be acted upon at the Special Meeting. Stockholders should read it carefully. The vote of stockholders is important.

In order to complete the Merger, Skinvisible stockholders must vote to approve the merger proposal and all other conditions to the Merger must be satisfied or waived.

Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus. If Skinvisible stockholders fail to adopt the merger proposal, the Merger cannot be completed.

Q:	Why am I receiving this proxy statement?
A:	The board of directors of Skinvisible is soliciting your proxy to vote at the Special Meeting because you owned shares of Skinvisible common stock at the close of business on [●], 2018, the “Record Date” for the Special Meeting, and are therefore entitled to vote at the Special Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders on or about [●], 2018. Skinvisible has made these materials available to you on the Internet, and Skinvisible has delivered printed proxy materials to you or sent them to you by e-mail. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to vote your shares of Skinvisible common stock.
Q:	On what matters will I be voting?
A:	The Merger — Skinvisible stockholders are being asked to consider and vote upon a proposal to adopt and approve an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated March 26, 2018 by and among Quoin Pharmaceuticals, Inc. (“Quoin”), Skinvisible and Skinvisible’s wholly owned subsidiary, Quoin Merger Sub, Inc. (“Merger Sub”). A copy of the Merger Agreement, as amended, is attached to this proxy statement as Annex A, and Skinvisible encourages its stockholders to read it in its entirety.

The Reverse Split — Skinvisible’s stockholders are also being asked to consider and vote upon a proposal to approve a reverse split of Skinvisible’s issued outstanding stock by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range as determined by Skinvisible’s board of directors in its sole discretion.

Name Change. Skinvisible’s stockholders are also being asked to consider and vote upon a proposal to approve an amendment to Skinvisible’s Articles of Incorporation to change the name of Skinvisible, Inc. after the effective date of the Merger to “Quoin Pharmaceuticals, Inc.

The Adjournment Proposal — Skinvisible’s stockholders may also be asked to consider and vote upon a proposal to adjourn the meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, Skinvisible would not have been authorized to consummate the Merger.

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Proposal No. 1 — The Merger

Q:	Why is Skinvisible proposing the Merger?
A:	In evaluating the Merger Agreement and the transactions contemplated thereby and recommending that Skinvisible’s stockholders vote in favor of approval of the Merger Agreement and the transactions contemplated thereby, Skinvisible’s board of directors, in consultation with Skinvisible’s senior management and outside legal counsel, concluded that the other strategic alternatives available to Skinvisible, such as continuing to operate as an independent company and pursuing its strategic plan and the possibility of growing its business through acquisitions and internal growth, was less attractive than Quoin’s proposal to Skinvisible’s stockholders. Skinvisible believes that a business combination with Quoin as contemplated by the Merger Agreement described below will provide Skinvisible stockholders with an opportunity to participate in a company with significant growth potential.
Q:	What will Skinvisible stockholders retain if the Merger is completed?
A:	Subject to the terms of the Merger Agreement, at the effective time of the Merger, Quoin stockholders will receive a number of newly issued shares of Skinvisible common stock determined using the exchange ratio described below in exchange for their shares of Quoin stock.

Following the Merger, stockholders of Quoin will become the majority owners of Skinvisible.

At the Effective Time, all outstanding shares of Quoin common stock will be converted solely into the right to receive a number of shares of Skinvisible common stock such that the holders of outstanding equity of Quoin immediately prior to the Effective Time will own approximately 72.5% of the outstanding equity of Skinvisible immediately following the Effective Time and holders of outstanding equity of Skinvisible immediately prior to the Effective Time will own approximately 27.5% of the outstanding equity of Skinvisible immediately following the Effective Time, which ratio we refer to herein as the “Exchange Ratio.”

Skinvisible is required, within 30 business days after the execution of the Merger Agreement to use its commercially reasonable efforts to enter into one or more agreements to cause certain of its indebtedness to be converted into Skinvisible common stock immediately prior to the Effective Time.

If such agreements are not executed, the Exchange Ratio will be revised to cause the percentage of the outstanding equity of Skinvisible immediately following the Effective Time to be held by holders of the outstanding equity of Skinvisible immediately prior to the Effective Time to be reduced from approximately 27.5% to a percentage equal to (i) 27.5% minus (ii) the product of (x) 0.0000004 and (y) the amount of the such remaining indebtedness. If none of Skinvisible’s indebtedness is converted, holders of the outstanding equity of Skinvisible will de diluted from 27.5% to 10.64%.

Q:	What will the business of the combined company be if the Merger is consummated?
A:	Following the Merger, the combined company intends to pursue commercialization of Quoin’s two lead products. In addition, the combined company will continue to pursue commercial opportunities for products developed by Skinvisible prior to the merger. The combined company also intends to leverage Skinvisible’s Invisicare technology as a potential delivery system for the Quoin products intended to be developments by the combined company.

Quoin is a pre-clinical, specialty pharmaceutical company dedicated to developing products that help address major societal issues including the opioid epidemic and the military veteran suicide rate. Quoin’s two lead products are expected to be different applications of a single NMDA receptor antagonist delivered transdermally. QRX001 is a single use transdermal patch designed to provide up to 72 hours of effective post-operative analgesia whilst significantly reducing opioid consumption. Quoin intends to apply for Breakthrough Therapydesignation for QRX001. Quoin’s second product, QRX002 is a once-daily transdermal for the treatment of military related PTSD with suicidal ideation. Quoin believes QRX002 could be the first product approved to treat this major unmet medical need and could be a candidate for both Orphan Drug and Breakthrough Therapy Status. Quoin has been engaged in discussions with the US Department of Veteran Affairs (VA) for the clinical development of QRX002. Two of the VA’s leading researchers into military veteran suicides have been appointed as Principal Investigators (PI’s) for QRX002 for this indication. The clinical program will be conducted at various VA facilities across the country under the supervision of the Principal Investigators. Quoin believes this arrangement will greatly increase the efficiency and cost effectiveness of the clinical program for QRX002. In addition, Quoin has two additional products that it plans to begin the development of for opioid addiction and chronic pain. Clinical testing for these products may also be conducted at VA facilities. Quoin expects to generate clinical data for QRX001 and QRX0002 within 12-18 months of the Effective date of the merger.

It is important to note that no formal written agreement has been entered into with the VA and neither the VA nor are the PI’s are obligated to participate in the clinical studies. All costs for clinical studies will be borne by Quoin with no financial assistance from the VA.

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Q:	What will the management of the combined company be if the Merger is consummated?
A:	Following the consummation of the Merger, the combined company’s board of directors is expected to consist of six members from Quoin, which is expected to include Dr. Michael Myers and Denise Carter, who are currently directors and officers of Quoin, and [●]. Two independent directors, Dr. Dennis Langer and Mr. Peter Lankau, will be appointed immediately following the merger. Both Dr. Langer and Mr. Lankau are experienced pharmaceutical executives who currently sit on the boards of other private and publicly traded companies. Quoin plans to appoint two additional directors to its board of directors within a few months of the merger closing. The combined company, led by Quoin’s management team, is expected to be named “Quoin Pharmaceuticals, Inc.”
Q:	Are there risks associated with the Merger that I should consider in deciding how to vote?
A:	Yes. There are a number of risks related to the Merger that are discussed in this proxy statement/prospectus. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page [●] of this proxy statement.
Q.	What happens if the Merger Proposal is approved but some if not all of the other proposals are not approved?
A:	The Merger Proposal would be approved; approval of no one proposal is conditioned on the approval of all or any of the other proposals.
Q:	When do you expect the Merger to be completed?
A:	We are working to complete the Merger as quickly as possible, and we expect to complete the Merger in June of 2018. However, Skinvisible cannot assure you when or if the Merger will occur. The Merger is subject to stockholder approvals and other conditions, and it is possible that factors outside the control of both Skinvisible and Quoin could result in the Merger being completed at a later time, or not at all.
Q.	What happens if not all of the Proposals are approved?
A:	Approval of no one proposal is conditional on the approval of all or any of the other proposals.
Q:	Are Skinvisible stockholders entitled to appraisal rights?
A:	No. Skinvisible stockholders do not have appraisal rights in connection with the Merger or any of the other proposals included in this proxy statement under the Nevada Revised Statutes (the “NRS”).

Proposal No. 2 — The Reverse Split

Q.	Why is Skinvisible proposing the Reverse Split?
A.	Skinvisible’s board of directors has adopted resolutions (i) declaring that filing an amendment to Skinvisible’s Articles of Incorporation to effect the Reverse Split of Skinvisible’s issued and outstanding common stock was advisable, and (ii) directing that a proposal to approve the Reverse Split be submitted to the holders of Skinvisible’s common stock for their approval. The Reverse Split of Skinvisible’s issued and outstanding common stock will be effected by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range as determined by Skinvisible’s board of directors in its sole discretion.

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Skinvisible’s board of directors believes that the Reverse Split is in the best interest of Skinvisible. A Reverse Split typically will initially result in an increase in the price per share of Skinvisible’s common stock. The Board believes that an increased stock price may encourage investor interest and improve the marketability and liquidity of Skinvisible’s common stock. In addition, Skinvisible may in the future seek a listing on a national exchange, for which a higher stock price than the current price will be required. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers and investors. Skinvisible’s board of directors believes that the anticipated higher market price resulting from a Reverse Split may reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Skinvisible’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Proposal No. 3 —Change the Name of Skinvisible after the Effective Date of the Merger to “Quoin Pharmaceuticals, Inc.”

Q.	Why is Skinvisible proposing to change the name of Skinvisible after the effective date of the Merger to “Quoin Pharmaceuticals, Inc.”?

A:	Further to the Merger Agreement, the name of Skinvisible after the effective date of the Merger will become “Quoin Pharmaceuticals, Inc. An amendment to Skinvisible’s Articles of Incorporation is required to effect the name change.

The board of directors believes that changing the name of the combined company to Quoin Pharmaceuticals better reflects the future direction and focus of the combined company, which will not be focused solely on dermatological products as the name Skinvisible suggests.

Proposal No. 4 — The Adjournment Proposal

Q:	Why is Skinvisible proposing the Adjournment proposal?
A:	The adjournment proposal allows Skinvisible’s board of directors to submit a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the Merger. In no event will Skinvisible solicit proxies to adjourn the Special Meeting or consummate the Merger beyond the date by which it may properly do so under Nevada law. The purpose of the adjournment proposal is to provide more time for the Skinvisible stockholders to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Merger Proposal.

In addition to an adjournment of the Special Meeting upon approval of an adjournment proposal, the board of directors of Skinvisible is empowered under Nevada law to postpone the meeting at any time prior to the meeting being called to order. In such event, Skinvisible will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Q:	What are the Consequences if the Adjournment Proposal is not approved?
A:	If an adjournment proposal is presented at the Special Meeting and such proposal is not approved by its stockholders, Skinvisible’s board of directors may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the consummation of the Merger. In such event, the Merger would not be completed.

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REQUIRED PRIVATE PLACEMENT

In conjunction with the Merger, Quoin intends to pursue a capital raise of $15 million and has engaged Northland Securities as its investment bank for the raise.

The Merger is condition upon Quoin executing a definitive agreement to effect a private placement of shares of the Combined Company’s common stock for an aggregate of at least $10 million of gross proceeds, to be received by the Combined Company within five (5) days of the Effective Time of the Merger, which we refer to as the “Private Placement.”

The price per share to be paid in the Private Placement will be determined by Quoin, its investment bank and the investors who participate in the private placement. Accordingly, there is no minimum or maximum price per share.

The primary purpose of the capital raise is to generate sufficient funds to progress Quoin’s lead products, QRX001 for post-surgical pain and QRX002 for military related PTSD with suicidal ideation, through Phase 2 testing as well as for general corporate purposes.

Quoin’s two lead products address major societal issues such as including the opioid epidemic and the military veteran suicide crisis. Combined these two issues result in the death of over 100 people in the US each and every day. Quoin believes that the combination of its proprietary platform technology with the active ingredient in QRX001 and QRX002 provides a meaningful opportunity to help alleviate these problems. Quoin believes that the highly differentiated nature of QRX001 over competing opioid sparing products could enable it, once approved, to generate higher sales in many surgical models over those competing products. Quoin intends to apply for Breakthrough Therapy designation status to the FDA for QRX001.

Quoin’s management team, while working in prior positions at different companies, has extensive experience in the development of pharmaceutical products to effectively treat post-surgical pain and reduce the use of opioids in that setting. Quoin believes it can effectively leverage this experience to the benefit of QRX001. We believe that the team’s in-depth knowledge of clinical and regulatory development, its previous experience in meeting with the FDA and addressing the agencies questions and concerns as well as its broad network of contacts with KOL and clinicians, could resonate positively with investors. Furthermore, this expertise could help to substantially reduce the development time for QRX001, which may also be a net positive from an investor perspective.

Quoin has also been in discussions with the US Department of Veteran Affairs (VA) which Quoin believes provides it with a significant advantage for the running of the clinical program for QRX002. The VA has appointed as Principal Investigators (PI’s) for Quoin’s proposed clinical program, Dr. Perry Renshaw and Dr. Deborah Yurgelun-Todd, who are based at the VA’s MIREC center in Salt Lake City. Both Dr. Renshaw and Dr. Todd are very experienced clinical researchers into military veteran suicides and they will play a leading role in the design and execution of Quoin’s clinical program. It is anticipated that Quoin’s Phase 2 clinical program will be run at 5-6 VA facilities across the country under the supervision of Dr. Renshaw and Dr. Yurgelun-Todd and with the active participation of their colleagues at these sites. Quoin believes that the logistical challenges associated with conducting a study on suicidal ideation in the general population will be substantially mitigated by focusing on a military veteran patient population that are actively engaged with the VA on a very regular basis. Quoin believes that QRX002 could qualify for both Orphan Drug and Breakthrough Therapy status and intends to apply to the FDA for both designations. If granted, it is possible that a single Phase 3 clinical may all that is needed instead of the typical two studies required by the FDA, although Quoin has not yet engaged in discussion with the FDA to verify this supposition.

In addition, to the above product indications, Quoin also intends to pursue the development of a product as a potential treatment for opioid addiction. This product, which also be delivered transdermally, contains the same active ingredient as QRX001 and QRX002. It is believed that its mechanism of action that affects suicidal ideation could also play a role in reducing dependency on opioids. Quoin plans to conduct the clinical.

It is important to note that no formal written agreement has been entered into with the VA and neither the VA nor the PI’s are obligated to participate in the clinical studies. All costs for clinical studies will be borne by Quoin with no financial assistance from the VA.

The shares of the Combined Company issued in the Private Placement will not change the Exchange Ratio as the shares issued in the Private Placement will dilute both the existing Skinvisible shareholders as well as the shareholders of Quoin who receive shares in the Merger. Accordingly, the shares to be issued in the Private Placement will reduce significantly the relative voting power of each share of the Combined Company's common stock held by all of the Combined Company's stockholders after the Merger. Consequently, the Combined Company's stockholders as a group will have significantly less influence over the management and policies of the Combined Company after the Private Placement than prior to the Private Placement.

Quoin has been funded privately by its' founders. Estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter. Quoin also has outstanding legal fees payable to counsel of $[375,000].

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RISK FACTORS

You should carefully consider the following risk factors, together with the other information contained in this proxy statement. If any of the following risks and uncertainties develops into actual events, these events could have a material adverse effect on both Skinvisible’s and Quoin’s businesses, financial conditions or results of operations. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to the Merger

The Merger with Quoin has not been completed and therefore there is a risk the Merger will not be completed and shareholders of Skinvisible will need to rely solely on Skinvisible to succeed.

There can be no assurance that Skinvisible will complete the Merger with Quoin. Should the Merger not occur, Skinvisible would have to continue with its current business plan or find a new opportunity internally or with another company.

Failure to complete the Merger could impact negatively Skinvisible’s business, financial condition or results of operations or Skinvisible’s stock price.

The completion of the Merger is subject to a number of conditions and there can be no assurance that the conditions to the completion of the Merger will be satisfied. If the Merger is not completed, Skinvisible will be subject to several risks, including:

•	the current trading price of Skinvisible Common Stock may reflect a market assumption that the Merger will occur, meaning that a failure to complete the Merger could result in a decline in the price of Skinvisible’s common stock;
•	certain of Skinvisible’s executive officers and/or directors may seek other employment opportunities, and the departure of any of Skinvisible’s executive officers and the possibility that Skinvisible would be unable to recruit and hire a replacement executive could impact negatively Skinvisible’s business and operating results;
•	Skinvisible’s Board would need to reevaluate Skinvisible’s strategic alternatives, which alternatives may include a sale of Skinvisible, liquidation of Skinvisible, or a return to pre-merger strategies of growing commercial sales, or other strategic transactions;
•	Skinvisible has incurred and will continue to incur substantial transaction costs in connection with the Merger whether or not the Merger is completed;
•	Skinvisible would not realize any of the anticipated benefits of having completed the Merger; and
•	Under the Merger agreement, Skinvisible is subject to certain restrictions on the conduct of its business prior to the completion of the Merger, which restrictions could adversely affect Skinvisible’s ability to realize its business strategies or take advantage of certain business opportunities in the event the Merger is not completed.

If the Merger is not completed, these risks may materialize and materially and adversely affect Skinvisible’s business, financial condition, and results of operations or stock price.

Although Quoin and Skinvisible expect that the Merger will result in benefits to the combined company, the Combined Company may not realize those benefits because of various challenges.

Quoin and Skinvisible believe that the Merger will result in greater returns for the stockholders than if Skinvisible remained as a standalone entity. However, the integration of a new company is a complex, costly and time-consuming process. This process may disrupt the business of both of the companies, and may not result in the full benefits expected by Quoin and Skinvisible. There can be no assurance that the combination of Quoin and Skinvisible will result in the realization of the anticipated benefits from the Merger.

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The pendency of the Merger could have an adverse effect on Skinvisible’s stock price and/or business, financial condition, results of operations or business prospects.

The pendency of the Merger could have an adverse effect on Skinvisible’s stock price and increase the price volatility and risk of trading in Skinvisible’s stock. Skinvisible’s business, financial condition, results of operations or business prospects could also be adversely affected. In addition, the attention of Skinvisible’s management may be directed toward the completion of the Merger and related matters and may be diverted from the day-to-day business operations, including from other opportunities that otherwise might be beneficial to us. Moreover, Skinvisible has agreed to be bound by a non-solicitation covenant in the Merger Agreement and if Skinvisible breaches this covenant, it may be subject to fees of up to $300,000.

The issuance of shares of Skinvisible common stock to Quoin stockholders in connection with the Merger will dilute substantially the voting power of Skinvisible’s current stockholders.

Pursuant to the Merger Agreement, at the effective time of the Merger, and prior to the Private Placement, Skinvisible will issue shares of its common stock to Quoin’s shareholders which will represent approximately 72.5% of the shares of Skinvisible after the Merger, subject to adjustment pursuant to the Merger Agreement. If none of Skinvisible’s Third Party Indebtedness is converted into common equity, Quoin’s shareholders stake in the combined company will increase to approximately 91%. Accordingly, the issuance of shares of Skinvisible Common Stock to Quoin stockholders in connection with the Merger will reduce significantly the relative voting power of each share of Skinvisible common stock held by its current stockholders. Consequently, Skinvisible’s stockholders as a group will have significantly less influence over the management and policies of the Combined Company after the Merger than prior to the Merger.

The Merger will subject Skinvisible to significant additional liabilities and other risks and will cause it to incur significant expenses.

Following the Merger, Skinvisible will be subject to substantially all the liabilities of Quoin. The Merger and subsequent integration process may be complex, costly, time-consuming and divert management’s time and attention, which could have a material adverse effect on Skinvisible’s business, financial condition, results of operations and cash flows. Skinvisible expects to incur a significant amount of expenses in connection with the Merger, including legal, accounting, financial advisory and other expenses. Many of these expenses are payable by Skinvisible whether or not the Merger is completed.

The issuance and sale of the securities could cause Skinvisible’s stock price to decline.

The sale of substantial amounts of Skinvisible’s common stock in the public market could adversely affect the stock price and could cause Skinvisible’s stock price to decline. The undersigned will bear the risk of any declines in the price of the shares. The share price may also go down during the period after you agree to purchase the securities. Accordingly, you will bear the risk that this fluctuation in the price of the shares purchase may cause shareholders to lose the amount invested. Skinvisible’s common stock is currently traded on the OTC Markets. The OTC Markets trades over 10,000 different company stocks in three classifications. Skinvisible trades in the middle class noted as the OTCQB. OTCQB stocks must file quarterly financial statements as well as annual company audited financial statements.

Risks Related to Quoin

he issuance of shares of the Combined Company's common stock in connection with the Private Placement will dilute substantially the voting power of Combined Company's stockholders.

The shares issued in the Private Placement will not change the Exchange Ratio, as the shares issued in the Private Placement will dilute both the existing Skinvisible shareholders as well as the shareholders of Quoin who receive shares in the Merger. Accordingly, the shares to be issued in the Private Placement will reduce significantly the relative voting power of each share of the Combined Company's common stock held by all of the Combined Company's stockholders. Consequently, the Combined Company's stockholders as a group will have significantly less influence over the management and policies of the Combined Company after the Private Placement than prior to the private placement.

Since there is no minimum or maximum price per share to be paid in the Private Placement, the total amount of dilution is not yet known.

After the Merger Quoin will need to raise additional capital to meet its future business requirements which may be costly and could dilute current Skinvisible stockholders.

Quoin will need to raise additional capital in the near future to complete its clinical development of its two target products QRX001 for post-surgical pain and QRX002 for military personnel with PTSD and suicidal thoughts. Quoin does not have any firm commitments for sources of additional capital from third parties. Such additional financing will involve dilution to the Combined Company’s existing shareholders and the new shareholders after the Merger. If Quoin does not obtain additional capital on terms satisfactory to them, or at all, it may cause Quoin to delay, curtail, scale back or forgo some or all of Quoin’s business operations, which could have a material adverse effect on Skinvisible and its financial results and investors would be at risk to lose all or a part of any investment in Skinvisible.

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Quoin does not have any products that are approved for commercial sale.

Quoin currently does not have any therapeutic products approved for commercial sale. Quoin has not received, and may not receive within the next several years, if at all, any revenues from the commercialization of its product candidates if approved.

There is no assurance Quoin’s future operations will be successful and result in profitable revenues.

We cannot be sure that Quoin will be successful in generating revenues in the future and in the event they are unable to generate sufficient revenues or raise additional funds they will seek alternative business opportunities. If adequate and acceptable financing is not available, Quoin may have to delay development or commercialization of certain products or eliminate some or all of development activities. Any of these options could reduce sales growth and result in continued net losses.

Clinical drug development involves a lengthy and expensive process, with an uncertain outcome. Quoin may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of its drug candidates.

Clinical studies are expensive, difficult to design and implement, may take many years to complete, and outcomes are inherently uncertain. A drug product may fail to demonstrate positive results at any stage of testing despite having progressed satisfactorily through nonclinical testing and initial clinical studies. There is significant risk in clinical development where later stage clinical studies are designed and powered based on the analysis of data from earlier studies, with these earlier studies involving a smaller number of patients, and the results of the earlier studies being driven primarily by a subset of responsive patients. In addition, interim results of a clinical study do not necessarily predict final results. Further, clinical study data frequently are susceptible to varying interpretations. Medical professionals and/or regulatory authorities may analyze or weigh study data differently than the sponsor company, resulting in delay or failure to obtain marketing approval for a product candidate. Additionally, the possible lack of standardization across multiple investigative sites may induce variability in the results, which can interfere with the evaluation of treatment effects.

Quoin may fail to successfully develop, get approval and introduce new products, and therefore Quoin’s future growth may suffer.

Quoin’s strategy includes developing initially two products to treat (1) post-surgical pain and (2) PTSD with suicidal thoughts for the military. These products require research and development, and FDA approval. There is no guarantee that the FDA will approve these products or that they will be accepted by the market, and therefore its business and the future growth of Quoin’s business may suffer.

Quoin expects competition in the marketplace for its product candidates, should any of them receive regulatory approval.

With the opioid crisis being declared a Public Emergency, there are a growing number of competitors looking for solutions. There are potentially a number of companies that may be further in the development cycle and could bring a similar product to market prior to ours. This could negatively impact Quoin’s ability to launch and generate revenue from the products.

If successfully developed and approved, Quoin expects its product candidates will face competition. Quoin may not be able to compete successfully against organizations with competitive products, particularly large pharmaceutical companies. Many of its potential competitors have significantly greater financial, technical and human resources than Quoin, and may be better equipped to develop, manufacture, market and distribute products. Many of these companies operate large, well-funded research, development and commercialization programs, have extensive experience in nonclinical and clinical studies, obtaining FDA and other regulatory approvals and manufacturing and marketing products, and have multiple products that have been approved or are in late-stage development. These advantages may enable them to receive approval from the FDA or any foreign regulatory agency before Quoin.

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PROPOSAL NO. 1: APPROVAL OF THE MERGER AGREEMENT

Skinvisible is asking you to approve the merger proposal. A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus.

IF PROPOSAL NO. 1 IS APPROVED, AT THE EFFECTIVE TIME OF THE MERGER, SKINVISIBLE WILL CHANGE ITS NAME TO “QUOIN PHARMACEUTICALS, INC.” ACCORDINGLY, ALL REFERENCES BELOW TO THE “COMBINED COMPANY” MEANS QUOIN PHARMACEUTICALS, INC., FORMERLY SKINVISIBLE, INC.

THE MERGER

Parties Involved in the Merger

Skinvisible, Inc.

Skinvisible, through its wholly-owned subsidiary Skinvisible Pharmaceuticals, Inc., is a pharmaceutical research and development (“R&D”) company that has developed and patented an innovative polymer delivery system, Invisicare® and formulated over forty topical skin products, which we out-license globally. We were incorporated in 1998, and target an estimated $80 billion global skincare and dermatology market and a $30 billion global over-the-counter market as well as other healthcare / medical and consumer goods markets.

Quoin Pharmaceuticals, Inc.

Quoin Pharmaceuticals is a pre-clinical, specialty pharmaceutical company dedicated to developing products that help address major societal issues including the opioid epidemic and the military veteran suicide rate. Quoin’s two lead products are expected to be different applications of a single NMDA receptor antagonist delivered transdermally. QRX001 is a single use transdermal patch designed to provide up to 72 hours of effective post-operative analgesia whilst significantly reducing opioid consumption. Quoin intends to apply for Breakthrough Therapy designation for QRX001. Quoin’s second product, QRX002 is a once-daily transdermal for the treatment of military related PTSD with suicidal ideation. Quoin believes QRX002 could be the first product approved to treat this major unmet medical need and could be a candidate for both Orphan Drug and Breakthrough Therapy Status. Quoin expects to commence development activities with respect to each of these products and to generate Phase 2 data in 2018. Quoin has established a relationship with the US Department of Veteran Affairs (VA) for the clinical development of QRX002. Two of the VA’s leading researchers into military veteran suicides have been appointed as Principal Investigators (PI’s) for QRX002 for this indication. The clinical program will be conducted at various VA facilities across the country under the supervision of the Principal Investigators. Quoin believes this arrangement will greatly increase the efficiency and cost effectiveness of the clinical program for QRX002. It is important to note that no formal written agreement has been entered into with the VA and neither the VA nor the PI’s are obligated to participate in the clinical studies. All costs for clinical studies will be borne by Quoin with no financial assistance from the VA.

In addition, Quoin has two additional products that it plans to begin the development of for opioid addiction and chronic pain. It is anticipated that clinical testing for these products may also be conducted at VA facilities. Quoin expects to generate clinical data for QRX001 and QRX0002 within 12-18 months following the Effective Date..

Quoin has been funded privately by its’ founders. Estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter. Quoin also has outstanding legal fees payable to counsel of $[375,000].

Quoin Merger Sub, Inc.

Merger Sub is a wholly-owned subsidiary of Skinvisible formed solely for the purpose of effecting the Merger described herein. Merger Sub was incorporated under the laws of Delaware in March, 2018.

Effect of the Merger

Under the terms of the Merger Agreement, upon completion of the Merger, Merger Sub will merge with and into Quoin. Quoin will be the surviving corporation in the Merger and will become a wholly owned subsidiary of the Combined Company. Subject to the terms of the Merger Agreement, at the effective time of the Merger, Quoin stockholders will receive a number of newly issued shares of the Combined Company’s common stock determined using the Exchange Ratio described below in exchange for their shares of Quoin stock. Following the Merger, but prior to the Private Placement, stockholders of Quoin will become the majority owners of the Combined Company, and will own approximately 72.5% of the outstanding equity of the Combined Company immediately following the Effective Time and holders of outstanding equity of Skinvisible immediately prior to the Effective Time will own approximately 27.5% of the outstanding equity of the Combined Company immediately following the Effective Time, which ratio we refer to herein as the “Exchange Ratio.” Further to the Merger Agreement, the Exchange Ratio will be modified if certain Skinvisible Third Party Indebtedness is not converted into Skinvisible common stock. Further dilution to all of the Combined Company’s shareholders will also occur as a result of the Private Placement. If none of Skinvisible’s Third Party Indebtedness is converted into common equity, Quoin’s shareholders stake in the combined company will increase to approximately 89%.

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Example Calculation of Existing Skinvisible Shareholder Adjusted Equity

Indebtedness Converted	100%	75%	50%	25%	0%
Unconverted Third Party Indebtedness ($)*	-	1,053,513.00	2,107,026.00	3,160,539.00	4,214,052.00
Adjusted % Equity Ownership of existing Skinvisible Shareholders	27.50	23.29	19.07	14.86	10.64

*Parent Disclosure Documents: Current indebtedness= $4,214,052

Private Placement Dilution Impact

$10 Million Raise at $30 Million Valuation

Pre-money Adjusted Equity Ownership of existing Skinvisible Shareholders	27.50%	23.29%	19.07%	14.86%	10.64%
Post-money % Equity Share of Existing Skinvisible Shareholders	20.63%	17.47%	14.30%	11.15%	7.98%

Further dilution to all of the Combined Company’s shareholders will also occur as a result of the Private Placement.

As a result of the Merger, and subject to the terms and conditions of the Merger Agreement, Quoin stockholders will control the Combined Company and the Combined Company will change the symbol for the shares of its common stock listed on the OTCQB to the symbol “QNRX”.

Expense Reimbursement

If the Merger Agreement is terminated by Skinvisible under certain circumstances, prior to such termination, Skinvisible has breached any of the non-solicitation covenants of Skinvisible, and Skinvisible enters into an agreement to consummate a “Acquisition Proposal” within six (6) months of the date of termination, then Skinvisible is required to reimburse Quoin for its total documented expenses incurred by in connection with the negotiation and execution of the Merger Agreement and the transactions contemplated thereby, up to a maximum of $300,000.

Effective Time.

The time at which the Merger will become effective, which we refer to as the “Effective Time” of the Merger, will occur upon the filing of a certificate of merger with the Secretary of State of Delaware.

Merger Consideration

At the Effective Time, all outstanding shares of Quoin common stock will be converted solely into the right to receive a number of shares of the Combined Company’s common stock such that the holders of outstanding equity of Quoin immediately prior to the Effective Time will own approximately 72.5% of the outstanding equity of the Combined Company immediately following the Effective Time and holders of outstanding equity of Skinvisible immediately prior to the Effective Time will own approximately 27.5% of the outstanding equity of the Combined Company immediately following the Effective Time, prior to any dilution for Third Party Indebtedness and the Private Placement. If all or some of Skinvisible’s Third Party Indebtedness is converted into the Combined Company’s common stock prior to the Effective Time, this will result in a reduction of the approximately 27.5% of the outstanding equity of the Combined Company that Skinvisible shareholders will own. If none of the Third Party Indebtedness is converted, the amount owned by Skinvisible shareholders will be reduced to approximately 10.64%.

The Merger is conditioned upon Quoin executing a definitive agreement to effect the Private Placement, which is defined as a private placement of shares of the Combined Company’s common stock for an aggregate of at least $10 million of gross proceeds, to be received by Combined Company within five (5) days of the Effective Time of the Merger. The price per share for the Private Placement has not been determined as of yet, however, the net effect of the private placement will be a further reduction in the percent ownership of Skinvisible current shareholders in the Combined Company. It is possible that this reduction could be substantial.

Treatment of Skinvisible Indebtedness

As of the date hereof, Skinvisible has an aggregate of $4,606,137 of indebtedness to third parties (which we refer to as the “Third Party Indebtedness”).

The Merger Agreement requires Skinvisible to use commercially reasonable efforts to enter into one or more agreements with certain creditors of Skinvisible to cause the Third Party Indebtedness to be converted into the Combined Company’s common stock immediately prior to the Effective Time (the “Debt Conversion Agreements”). If Skinvisible fails to execute Debt Conversion Agreements with respect to all such specified Skinvisible indebtedness prior to the date that is five days before the Closing Date, the Exchange Ratio will be revised to cause the percentage of the outstanding equity of the Combined Company immediately following the Effective Time (and prior to the equity to be issued in the Private Placement) to be held by holders of the outstanding equity of Skinvisible immediately prior to the Effective Time to be reduced from approximately 27.5% to a percentage equal to (i) 27.5% minus (ii) the product of (x) 0.0000004 and (y) the amount of the remaining Third Party Indebtedness.

For illustrative purposes, if the remaining Third Party Indebtedness equals $1,000,000, the percentage of the outstanding equity of Parent immediately following the Effective Time (and prior to the equity to be issued in the Private Placement) to be held by holders of the outstanding equity of Skinvisible immediately prior to the Effective Time will be reduced from approximately 27.5% to approximately 23.5%.

If none of the Third Party Indebtedness is converted into the Combined Company’s common stock immediately prior to the Effective Time, the amount owned by Skinvisible shareholders will be reduced from approximately 27.5% to approximately 10.64%.

Skinvisible has entered into one or more agreements (the “Related Party Agreements”) with certain officers of Skinvisible with respect to the indebtedness of Skinvisible (the “Related Party Indebtedness”). These Related Party Agreements provide that:

•	In exchange for the immediate cancellation of $500,000 of the Related Party Indebtedness, Skinvisible transferred 100% of the shares in Ovation Science Inc. (“Ovation”) held by Skinvisible to these related parties;
•	Within 180 days after the closing date all remaining Related Party Indebtedness is to be converted, at the sole election of the Combined Company, into cash or shares of the Combined Company’s common stock which are not subject to any contractual restrictions or vesting requirements (or a combination cash and shares of the Combined Company’s common stock). If the Combined Company elects to convert all or a portion of the remaining related indebtedness into shares of the Combined Company’s common stock, such shares shall be valued using the 30 day average closing price of such shares on the OTCQB for the 30 day period prior to the date of conversion. If the conversion of any remaining Related Party Indebtedness into shares of the Combined Company’s common stock causes the related parties to have an obligation to pay taxes, the Combined Company is required to pay such taxes to the applicable governmental authority on behalf of the related parties.

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Private Placement.

The Merger is conditioned upon Quoin executing a definitive agreement to effect the Private Placement, which is defined as a private placement of shares of the Combined Company’s common stock for an aggregate of at least $10 million of gross proceeds, to be received by Combined Company within five (5) days of the Effective Time of the Merger.

The price per share to be paid in the Private Placement will be determined by Quoin, its investment bank and the investors who participate in the private placement. Accordingly, there is no minimum or maximum price per share.

The shares issued in the Private Placement will not change the Exchange Ratio, as the shares issued in the private placement will dilute both the existing Skinvisible shareholders as well as the shareholders of Quoin who receive shares in the Merger. Accordingly, the shares to be issued in the private placement will reduce significantly the relative voting power of each share of the Combined Company’s common stock held by all of the Combined Company’s stockholders. Consequently, the Combined Company’s stockholders as a group will have significantly less influence over the management and policies of the Combined Company after the private placement than prior to the private placement.

Effect on Skinvisible if the Merger is Not Completed

If the Merger Agreement is not approved by Skinvisible stockholders or if the Merger is not completed for any other reason, Skinvisible will remain an independent public company, its common stock will continue to be listed and traded on OTCQB and registered under the Exchange Act and Skinvisible will continue to file periodic reports with the SEC.

If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Skinvisible’s common stock. If the Merger is not completed, Skinvisible’s board of directors will continue to evaluate and review Skinvisible’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Merger Agreement is not approved by Skinvisible’s stockholders or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to Skinvisible will be offered or that Skinvisible’s business, prospects or results of operation will not be adversely impacted.

Background of the Merger

The Board of Skinvisible undertook a strategic review of alternatives to improve revenues and to enhance shareholder value which contemplated a number of alternatives.

The Board determined that one alternative was to merge with a pharmaceutical company with the potential to expand the product offerings and shareholder value.

In connection with these activities, in December 2015, Skinvisible signed an engagement agreement with a 6 month term with an investment banking group based in Florida that introduced the Company to three pharmaceutical companies based in Florida and a company with anti-aging products. The pharmaceutical companies did not proceed to the non-disclosure agreement stage of discussions and discussions with the anti-aging company ended in September 2016 after it was determined that there was not enough value in combining the companies.

In April 2016 the Company began preliminary discussions with a second investment banking group in Florida that represented a topical product manufacturer that was interested in combining with Skinvisible. Unfortunately, their business team ultimately decided to remain a private company and transaction discussions terminated around May 2016. Also in April 2016 Skinvisible entered into discussions for a merger with a large pharmaceutical manufacturer that had previously manufactured Skinvisible products. A preliminary meeting was held April 1, 2016 in Las Vegas followed by an exchange of relevant information. Unfortunately, the main contact left his position and the Company had difficulty getting this party’s board of directors to make a positive decision due to other areas of investment they were exploring. In August 2016 the discussions ended.

In September 2016 Skinvisible entered into a licensing agreement for Kintari products in Greater China. In early 2017, this led to the introduction to a Chinese-based multi-level marketing company which had interest in Skinvisible’s products and technology. Skinvisible met with the owner of the company in Las Vegas in March 2017 however the transaction did not proceed due to logistical and financing issues raised by the potential counterparty.

While continuing to pursue strategic alternatives, Skinvisible became aware of an opportunity to supply its skin delivery technology to the cannabis market in the summer of 2016, and Skinvisible began developing products for the ancillary cannabis market. Skinvisible investigated potential producers of its products and after undertaking its preliminary research, Skinvisible entered into a licensing agreement with a Nevada-based company for the worldwide rights on August 15, 2016. Almost one year later on June 28, 2017, this agreement was terminated and Skinvisible purchased the rights back from the licensee.

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In order to address potential banking and public company exchange issues resulting from pursuing cannabis operations, the Company separated its ancillary cannabis business into a wholly-owned Canadian subsidiary named Ovation Science Inc. (referred to as “Ovation”). Ovation was registered in BC, Canada on August 29, 2017. Skinvisible formed Ovation separately as a wholly-owned Canadian subsidiary as the cannabis market is not approved federally in the United States but is approved federally in Canada. Skinvisible believed that separating the companies would facilitate legal compliance and also allowed for the subsidiary to be sold as its own entity or to go public on its own in the future, if the Company desired.

After forming Ovation, Skinvisible continued to pursue opportunities and in September 2016, Skinvisible hired an investment banking company out of Atlanta to assist in seeking merger and/or financing opportunity for the Company. Although several companies were introduced to Skinvisible, none of them had sufficient funding opportunities or offered product synergies and no transaction was effected.

Skinvisible also considered purchasing assets to provide additional products, but pursuit of such opportunities were a challenge as a result of Skinvisible’s debt.

Skinvisible also pursued an additional strategy to create shareholder value in 2016 through 2017, which was to offer to license out all of the rights to its prescription formulations to one company in order for that company to take Skinvisible products through the FDA for approval. This strategy was named the “Rx Bundle.” Between September 2016 and August 2017, over thirty companies were approached and three companies voiced an interest in this potential transaction.

In February 2017, a company from India showed great interest, however this company failed to proceed with an offer. The second company, a clinical research company, had greater potential and therefore Skinvisible pursued conversations with this company for a number of months from January 2017 to August 2017. This included a face-to-face meeting in June 2017 and the provision of a preliminary draft acquisition agreement. The clinical research company unfortunately went through a major personnel change, including the departure of their lead scientist, and the clinical research company decided to terminate the negotiations in August 2017.

Michael Myers and Doreen McMorran first connected on LinkedIn on April 9, 2012.

On August 30, 2017 Michael Myers contacted Doreen McMorran via phone to introduce himself formally and his plans to incorporate Quoin. This preliminary discussion included high-level potential synergies and future strategies.

At that time, Michael Myers and Denise Carter had formed a predecessor to Quoin, as an Irish limited company ,and intended to use that entity to find a merger partner to develop technology that they had a right to acquire from a company named Polytherapeutics, Inc. (“Polytherapeutics”). The founders of Quoin (through their Irish entity) had already obtained an option to purchase Polytherapeutics. This option was eventually exercised by Quoin on March 24, 2018.

As discussed above, Quoin’s founders had already executed a term sheet for the acquisition of Polytherapeutics when it first approached Skinvisible in August 2017. Quoin’s founders had also at that point defined its lead development products as: QRX001 for the treatment of post-surgical pain and QRX002 for the treatment of military related PTSD with suicidal ideation.

Given Quoin’s founders extensive background in the development and commercialization of drug delivery products, Skinvisible’s management believed that the target profiles it had defined for both of these products might be better achieved through a combination of the properties of Polytherapeutics Pharmadur technology and Skinvisible’s Invisicare technology. This unique insight and perspective, accumulated through 30 years of direct industry experience, coupled with the significant commercial potential of Polytherapeutics product portfolio, appealed to Skinvisible management and Board who came to believe that a merger of the two companies might provide for the best outcome for their shareholders.

The Board viewed the Skinvisible technology as synergistic to the Polytherapeutics technology, especially with respect to the ability to leverage Skinvisible’s Invisicare technology as a potential delivery system for the Polytherapeutics products.

Skinvisible had never pursued products outside of dermatology and this potential merger with Quoin presented that opportunity in highly lucrative pain markets. Quoin management also has extensive experience in the pain areas, and the ability to raise development funds through a private placement, which Skinvisible does not possess.

Although were several discussions regarding the Rx Bundle strategy were underway when Quoin contacted Skinvisible, the Skinvisible Board ultimately determined that the Rx Bundle strategy required a much longer-term outlook and included significant execution risk, which would have resulted in limited to no upfront money to keep Skinvisible viable.

Accordingly, the Skinvisible Board determined to pursue discussions with the founders of Quoin, Michael Myers and Denise Carter.

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Both parties agreed that a further discussion should take place once a confidentiality agreement was signed. On September 5, 2017 Skinvisible and Quoin entered into a confidentiality agreement.

With the confidentiality agreement in place, on September 6, 2017 Michael Myers and Denise Carter from Quoin along with Terry Howlett and Doreen McMorran from Skinvisible, had their first official conference call where the parties discussed their technologies and the possibility of a merger, the potential for a significant private placement should the new company be public, the separation of the ancillary cannabis business from the transaction and the opportunity for the new company to go on NASDAQ along with other items.

During September Skinvisible and Quoin had frequent conference calls to discuss the possibility of pursuing a strategic transaction whereby the two companies would merge. After a review of scientific data and discussion of the potential benefits of a transaction, Skinvisible determined that it would be open to pursuing such a transaction. Subsequently on September 27, 2017, the first meeting was held between Quoin’s founders and Skinvisible at Skinvisible’s headquarters in Las Vegas.

Following the initial meeting, Quoin presented Skinvisible with a preliminary term sheet for a proposed transaction. Over the month of October, Skinvisible and Quoin engaged in numerous discussions regarding the structure and terms of a potential transaction. Several conditions of the transaction were discussed including the carve-out of Skinvisible’s subsidiary Ovation Science Inc. from Skinvisible and the forgiveness of $1.4 million of related party debt as well as Skinvisible’s ability to convert its third party debt into stock in connection with a proposed transaction.

On October 20, 2017 an updated term sheet reflecting the updated transaction terms was received by Skinvisible from Quoin. After further discussion regarding the terms, on October 30, 2017 Quoin provided a Letter of Intent and an Exclusivity Agreement to Skinvisible.

On October 31, 2017 Skinvisible and Quoin had a second meeting at Skinvisible’s headquarters in Las Vegas to discuss the Letter of Intent and an Exclusivity Agreement as well as to continue the review of each company’s technology and capabilities.

During October and November of 2017, representatives of Skinvisible and the founders of Quoin discussed several deal terms, including the Exchange Ratio, the treatment of third party indebtedness and the desire to convert it to equity in the combined company and the treatment of Ovation.

During these discussions, representatives also agreed on the need for the Private Placement and agreed that it would be a condition to closing the merger, with the dilution from the private placement to effected after the exchange ratio was implemented.

The primary negotiations between the two companies centered around the Exchange Ratio. Several different ratios were proposed by each party at the outset of the discussions based on the relative potential value of each company’s technology, product portfolio and experience. While Quoin acknowledged in those discussions that it had not yet completed the acquisition of Polytherapeutics and that it had not initiated clinical testing of its development products, the company emphasized the experience of its management team and the previous success they had achieved in the development and commercialization of drug delivery products as well as their experience in partnering with pharmaceutical companies and their successful capital raising experience. In addition, it was obvious that Quoin had identified product candidates that, if approved, could potentially address significant societal issues such as the opioid epidemic and the military veteran suicide crisis and as such achieve substantial commercial success. The ability of the Quoin management to successfully develop their product portfolio was taken into consideration during the negotiations. Several potential Exchange Ratios ranging from 85:15 to 60:40 in favor of Quoin were discussed and evaluated. Ultimately, these negotiations resulted in agreement of an exchange ratio which would provide Quoin’s shareholders with 72.5% of the outstanding shares of Skinvisible common stock following the Merger. This number also took into consideration certain assumptions regarding the conversion of third party debt and the cancellation of certain Related Party debt in exchange for the transfer of the equity interests in Ovation. After further negotiation regarding the terms of the Letter of Intent and the Exclusivity Agreement and meetings with the Board and legal counsel, on November 22, 2017 Mr. Terry Howlett, President and CEO of Skinvisible delivered a signed Letter of Intent and an Exclusivity Agreement, indicating Skinvisible’s interest in the proposed transaction. This was followed by the counter- signature of Michael Myers the President and CEO of Quoin. A press release approved by both parties announcing the proposed merger of the companies was issued on November 27, 2017. Multiple exchanges of scientific, business and financial documents ensued between the two companies over the next several weeks. Skinvisible did not seek, nor obtain any valuations from third parties in conjunction with its evaluation of the Merger or the determination of the Exchange Ratio.

During October and November of 2017, Skinvisible and Quoin discussed how Skinvisible’s Ovation Canadian subsidiary would be treated in the transaction. It became apparent that Quoin was not interested in retaining a Canadian cannabis applications subsidiary since it created potential issues with United States stock exchanges. Accordingly, it was decided to sell the shares Skinvisible owned in Ovation by off-setting US$500,000 of the Related Party debt.

On December 17, 2017 Quoin’s legal counsel presented a draft Merger Agreement to Skinvisible. Over the next several weeks, Skinvisible, the Board, legal counsel and Skinvisible’s accountants engaged in various discussions regarding the structure and proposed terms of the draft Merger Agreement between Skinvisible and Quoin. Quoin’s legal counsel provided four revised versions of the draft Merger Agreement and several conference calls ensued over the month of January between the companies and their respective legal counsel.

On February 5, 2018, Skinvisible agreed to extend the Exclusivity Agreement to April 30, 2017 in order to facilitate the continued negotiation of the terms of the draft Merger Agreement.

On February 27, 2018 Quoin provided the three employees of Skinvisible with draft employment agreements for Terry Howlett and Doreen McMorran and a consulting agreement to Dr. James Roszell. These employment agreements and consulting agreement were executed in the first week of March, each with a stated effective date of the closing of the Merger.

These employment agreements include terms and conditions that were negotiated by the founders of Quoin and Terry Howlett and Doreen McMorran.

On March 2, 2018 the Board met to discuss the acceptance of the Merger Agreement and the purchase of Ovation shares by certain related parties.

On March 13, 2018, Dr. Michael Myers and Denise Carter, the stockholders and directors of Quoin, and Terry Howlett and Doreen McMorran entered into lock-up agreements to satisfy the terms of the Merger Agreement. Terry Howlett and Doreen McMorran also executed voting agreements.

On March 16, 2018, the Board reviewed the final version of the proposed Merger Agreement including the material terms, conditions and provisions of the draft Merger Agreement and the structure of the proposed transaction. Following the discussion, the Board approved the Merger Agreement and adopted the resolution to approve the Merger as it was in the best interest of Skinvisible and its shareholders.

On March 26, 2018 Skinvisible entered into the Merger Agreement with Quoin and Merger Sub. A Form 8-K was filed by Skinvisible with the Securities and Exchange Commission to announce that the Merger Agreement had been executed.

On March 28, 2018, as specified in the Merger Agreement, all shares of Ovation Science Inc. owned by Skinvisible Pharmaceuticals, Inc. were purchased by Skinvisible employees, Terry Howlett, Doreen McMorran and James Roszell in lieu of partial debt in the amount of US$500,000 owed by Skinvisible to these employees.

After careful consideration and consulting, Skinvisible’s board of directors has determined that the merger proposal is in the best interests of Skinvisible and its stockholders and unanimously recommends that you vote or give instruction to vote FOR the merger proposal.

Reasons for the Merger; Recommendation of Skinvisible’s Board of Directors

In its review the Board consulted with its management, scientific personnel, legal and financial advisors, and reviewed a significant amount of information and considered a number of factors, including, among others, the following factors: (i) the technical information Quoin provided regarding its technology, management experience and potential competitive position; (ii) the financial, operational, businesses and strategic objectives of Quoin; (iii) the current product markets proposed by Quoin; (iv) the consideration to be received by Skinvisible’s shareholders and debt holders in the Merger; (v) the terms, conditions and obligations of the Merger Agreement; (vi) possible alternative strategies and prospects for Skinvisible as an independent company and (viii) the financial condition and future prospects for Skinvisible.

Specifically, the Skinvisible Board considered that Skinvisible had never pursued products outside of dermatology and this potential merger with Quoin presented that opportunity in highly lucrative pain markets. The Skinvisible Board also considered that Quoin's management also has extensive experience in the pain areas, and the ability to raise development funds through a private placement, which Skinvisible does not possess.

The Skinvisible Board also considered that Quoin’s management has extensive experience in the successful development and commercialization of drug delivery products. When working for a different company, the team had been particularly successful in the development of a surgical implant to treat post-surgical pain and reduce opioid consumption in that setting. This experience is an extremely valuable asset from a clinical and regulatory perspective. The team has established relationships with leading key opinion leaders and contract research organizations in the space, had developed successful clinical protocols, knew what primary and secondary endpoints to target and had guided their product for their previous company through successful negotiations with the FDA from pre-IND through to end of Phase 2.

In addition, Quoin's founders had established relationships with leading pharmaceutical companies who have commercialized products in the space which it felt could be leveraged from a partnering perspective.

The Board considered that Opioids achieve roughly $6 billion of sales in the United States each year and result in the death of, by some estimates, over 100 people each day as a result of addiction. It is believed that one in fifteen people who become addicted to opioids are first exposed to them in a surgical setting. While there are several opioid sparing products commercialized and in development, the Skinvisible Board believes that the highly differentiated nature of Quoin's QRX001 product, and its potential to achieve broader use in a wider range of surgical procedures than those other products, coupled with the direct experience of Quoin's management team in the space, represented such a significant opportunity to Skinvisible and its shareholders.

The Board has unanimously (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement are acceptable and in the best interest of Skinvisible’s shareholders, (ii) approved the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, and (iii) recommended that Skinvisible’s shareholders vote to adopt and approve the Merger Agreement and the Merger.

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In addition, the Board considered the following challenges faced by Skinvisible as an independent company:

•	Skinvisible has not been successful in generating revenues from its current operations both in its attempt to license its pharmaceutical products and with its launch three years ago of its wholly-owned subsidiary Kintari for which it accumulated significant debt;
•	The lack of revenues and debt has impacted Skinvisible and caused Skinvisible to seek additional financing options which resulted in further dilution of Skinvisible and greatly impacted its ability to continue operations;
•	Skinvisible made investments in its new subsidiary Kintari with the objective of increasing revenues by selling its own products, but this investment has not generated revenues sufficient to operate Skinvisible effectively;
•	Skinvisible also attempted to license out all of its prescription products to a pharmaceutical company however the length of the sales cycle greatly impacted Skinvisible’s ability to complete such a transaction in a timely fashion; and
•	The lack of funds necessary for further Skinvisible research and development has impacted Skinvisible. Skinvisible also has difficulties in raising capital in the public markets due to its financial position.

Factors Relating to the Specific Terms of Skinvisible’s Merger Agreement with Quoin:

The Merger will result in Skinvisible shareholders being diluted based on the Exchange Ratio, immediately prior to the Effective Time, to approximately 27.5% of the outstanding equity of Skinvisible immediately following the Effective Time and will be further modified when certain Skinvisible Third Party Indebtedness is converted into Skinvisible common stock plus the closing of the anticipated Private Placement. In the event that none of Skinvisible Third Party Indebtedness is converted it will result in a reduction in ownership from approximately 27.5% to approximately 10.64%. A further reduction in ownership will occur following the closing of the Private Placement. The extent of this reduction is not known as of yet as it depends on a valuation that will be determined by negotiation with potential investors. The Board agreed that based on the current financial status of Skinvisible and the potential for future increased value in the shares based on Quoin’s projected performance, that the Merger was a viable solution at the agreed upon Exchange Ratio.

The Merger does not provide for any cash payment to Skinvisible. Consideration consists solely of a minimum private placement funding of $10 million, which provides certainty of value to Skinvisible shareholders. Skinvisible engaged in extensive negotiation regarding the Exchange Ratio with Quoin and the conversion of Skinvisible’s indebtedness. The Merger and the Merger Agreement must be adopted and approved by a vote of a majority of Skinvisible’s outstanding shares of common stock.

In the course of reaching the determinations and decisions and making the recommendation described above, Skinvisible’s board of directors, in consultation with Skinvisible’s senior management and outside legal counsel considered the risks and potentially negative factors relating to the Merger Agreement, the Merger and the other transactions contemplated thereby, including the following material factors:

•	the fact that the Merger and the Private Placement would result in a change in control of Skinvisible with Quoin shareholders holding a minimum of 72.5% (or approximately 89% if none of the outstanding Third Party Indebtedness is converted into common equity) of the outstanding shares of Skinvisible common stock following the Merger and the right to appoint the new Board of Directors;
•	the risk that the potential benefits of the Merger and Quoin’s proposed clinical developments will not be realized or will not be realized within the expected time period;
•	the risk that the Merger may result in Skinvisible assuming unknown liabilities;
•	the risks associated with Quoin’s proposed clinical developments not being realized or not within the expected time period and therefore not having the ability to successfully implementing its business plan;
•	the risks and contingencies relating to the announcement and pendency of the Merger and the risks and costs to Skinvisible if the closing of the Merger is not timely or if it does not close at all, may have an effect on the trading price of Skinvisible common shares;
•	the risk that the requirement as a provision of the Merger Agreement that Skinvisible conducts its business only in the ordinary course prior to the completion of the Merger, may delay or prevent Skinvisible from undertaking certain business opportunities that might arise pending completion of the Merger;

THE BOARD BELIEVES THAT, OVERALL, THE POTENTIAL BENEFITS TO SKINVISIBLE SHAREHOLDERS OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY OUTWEIGH THE RISKS AND UNCERTAINTIES. SKINVISIBLE’S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT SKINVISIBLE’S STOCKHOLDERS VOTE IN FAVOR OF ADOPTION AND APPROVAL OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER.

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THE MERGER AGREEMENT

The following is a brief summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus and is incorporated by reference into this summary. This summary may not contain all of the information about the Merger Agreement that is important to Skinvisible stockholders, and Skinvisible stockholders are encouraged to read the Merger Agreement carefully in its entirety. The legal rights and obligations of the parties are governed by the specific language of the Merger Agreement and not this summary.

The Merger

The Merger Agreement provides for the Merger of Merger Sub with and into Quoin. As a result of the Merger, Merger Sub will cease to exist, and Quoin will continue as the surviving corporation in the Merger. After the Merger, the surviving corporation will be a direct wholly owned subsidiary of Skinvisible, and the former Quoin stockholders will have a direct equity ownership and controlling interest in Skinvisible.

When the Merger Becomes Effective

Pursuant to the terms of the Merger Agreement, the Merger must have been consummated by the outside date of June 30, 2018, which may be extended by the parties, and the Merger will become effective at such time as a certificate of merger is duly filed with the Secretary of State of Delaware, unless a later date is specified therein.

Consideration to be Received Pursuant to the Merger

Each share of Quoin Common Stock shall be converted solely into the right to receive a number of shares of Skinvisible Common Stock equal to the exchange ratio (the “Merger Consideration”).

At the Effective Time, all outstanding shares of Quoin common stock will be converted solely into the right to receive a number of shares of Skinvisible common stock such that the holders of outstanding equity of Quoin immediately prior to the Effective Time, and prior to the Private Placement, will own approximately 72.5% of the outstanding equity of Skinvisible immediately following the Effective Time and holders of outstanding equity of Skinvisible immediately prior to the Effective Time, and prior to the Private Placement, will own approximately 27.5% of the outstanding equity of Skinvisible immediately following the Effective Time.

Further to the Merger Agreement, the “Exchange Ratio” will be modified if certain Skinvisible Third Party Indebtedness is not converted into Skinvisible common stock, as described above.

If none of the Third Party Indebtedness is converted into the Combined Company’s common stock immediately prior to the Effective Time, the percent ownership will be reduced from approximately 27.5% to approximately 10.64%.

Private Placement.

The Merger is condition upon Quoin executing a definitive agreement to effect the Private Placement, which is defined as a private placement of shares of the Combined Company’s common stock for an aggregate of at least $10 million of gross proceeds, to be received by Combined Company within five (5) days of the Effective Time of the Merger.

The price per share to be paid in the Private Placement will be determined by Quoin, its investment bank and the investors who participate in the private placement. Accordingly, there is no minimum or maximum price per share. The net effect of the Private Placement will be to further reduce the percent ownership in the Combined Company of current Skinvisible shareholders.

The shares issued in the Private Placement will not change the Exchange Ratio, as the shares issued in the private placement will dilute both the existing Skinvisible shareholders as well as the shareholders of Quoin who receive shares in the Merger. Accordingly, the shares to be issued in the private placement will reduce significantly the relative voting power of each share of the Combined Company’s common stock held by all of the Combined Company’s stockholders. Consequently, the Combined Company’s stockholders as a group will have significantly less influence over the management and policies of the Combined Company after the private placement than prior to the private placement.

Fractional Shares

No fractional shares of Quoin common stock will be issued by virtue of the Merger and any Skinvisible stockholder entitled under the Merger Agreement to receive a fractional share of Quoin common stock will be rounded up to the next whole share.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties. These include representations and warranties of Skinvisible and Merger Sub, subject to certain limitations, with respect to:

•	Organization
•	Capitalization
•	Authority
•	Non-Contravention; Consents
•	SEC Filings; Financial Statements
•	Absence of Changes
•	Title to Assets
•	Properties

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•	Intellectual Property
•	Material Contracts
•	Absence of Undisclosed Liabilities
•	Compliance with Laws; Regulatory Compliance
•	Taxes and Tax Returns
•	Employee Benefit Programs
•	Labor and Employment Matters
•	Environmental Matters
•	Insurance
•	Books and Records
•	Transactions with Affiliates
•	Legal Proceedings; Orders
•	Illegal Payments
•	Inapplicability of Anti-takeover Statutes
•	Vote Required
•	No Financial Advisor
•	Disclosure; Parent Information

The Merger Agreement also contains customary representations and warranties of Quoin, subject to certain limitations, with respect to:

•	Organization
•	Capitalization
•	Authority
•	Non-Contravention; Consents
•	Material Contracts
•	Limited Operations
•	Vote Required
•	No Financial Advisor
•	Disclosure; Company Information

Additional Agreements

The Merger Agreement contains certain other agreements of the parties including, among other things, that:

•	Skinvisible and Quoin shall cooperate in preparing and promptly cause to be filed with the SEC this proxy statement;
•	Skinvisible and Quoin will consult with one another before issuing any public release or otherwise making any public statements about the Merger, and will not release any such public release (including public filings with the SEC) without prior consent of the other party (which consent shall not be unreasonably conditioned, withheld or delayed) subject to certain exceptions;
•	Skinvisible and Quoin will promptly notify one another of the occurrence or non-occurrence of any event that, individually or in the aggregate, would make the timely satisfaction of certain conditions of the Merger Agreement (set forth below in “Merger Agreement — Conditions of the Merger”) impossible or unlikely;

Certain Fees and Expenses

At or prior to closing of the Merger, each of Skinvisible and Quoin shall pay their respective fees and expenses incurred in connection with the Merger, provided that all third party expenses, including legal and accounting expenses, incurred in connection with the entry into the Merger Agreement, the preparation and audit of the financial statements of Skinvisible as may be necessary to consummate the transactions contemplated hereby and the Private Placement, the Skinvisible Stockholder Meeting, solicitation of proxies to approve the Skinvisible Stockholder Proposals, and the consummation of the transactions contemplated hereby, which shall not exceed $300,000 (the “Specified Expenses”) will be paid by the Combined Company after the Closing.

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Debt Conversion Agreements

The Merger Agreement requires Skinvisible to use commercially reasonable efforts to enter into one or more agreements with certain creditors of Skinvisible to cause Skinvisible’s indebtedness to such parties to be converted into the Combined Company’s common stock immediately prior to the Effective Time (the “Debt Conversion Agreements”). If Skinvisible fails to execute Debt Conversion Agreements with respect to all such specified Skinvisible indebtedness prior to the date that is five days before the Closing Date, the Exchange Ratio will be revised to cause the percentage of the outstanding equity of the Combined Company immediately following the Effective Time (and prior to the equity to be issued in the Private Placement) to be held by holders of the outstanding equity of Skinvisible immediately prior to the Effective Time to be reduced from approximately 27.5% to a percentage equal to (i) 27.5% minus (ii) the product of (x) 0.000004 and (y) the amount of the remaining third party indebtedness.

For illustrative purposes, if the remaining Third Party Indebtedness equals $1,000,000, the percentage of the outstanding equity of Skinvisible immediately following the Effective Time (and prior to the equity to be issued in the Private Placement) to be held by holders of the outstanding equity of Skinvisible immediately prior to the Effective Time will be reduced from approximately 27.5% to approximately 23.5%.

If none of the Third Party Indebtedness is converted into the Combined Company's common stock immediately prior to the Effective Time, the Effective Time will be reduced from approximately 27.5% to approximately 10.64%.

Related Party Agreements

Skinvisible has entered into one or more agreements (the “Related Party Agreements”) with certain officers of Skinvisible with respect to the indebtedness of Skinvisible (the “Related Party Indebtedness”). These Related Party Agreements provide that:

•	In exchange for the immediate cancellation of $500,000 of the Related Party Indebtedness, Skinvisible transferred 100% of the shares in Ovation Science Inc. held by Skinvisible to these related parties;
•	Within 180 days after the closing date all remaining Related Party Indebtedness is to be converted, at the sole election of the Combined Company, into cash or shares of the Combined Company’s common stock which are not subject to any contractual restrictions or vesting requirements (or a combination cash and shares of the Combined Company’s common stock). If the Combined Company elects to convert all or a portion of the remaining related indebtedness into shares of the Combined Company’s common stock, such shares shall be valued using the 30 day average closing price of such shares on the OTCQB for the 30 day period prior to the date of conversion. If the conversion of any remaining related party indebtedness into shares of the Combined Company’s common stock causes the related parties to have an obligation to pay taxes, the Combined Company is required to pay such taxes to the to the applicable governmental authority on behalf of the related parties.

Skinvisible has also negotiated and executed new employment agreements with Terry Howlett and Doreen McMorran and a consulting agreement to Dr. James Roszell.

Closing Conditions of the Merger

The obligations of the parties to consummate the transactions contemplated by the Merger Agreement are subject to the following conditions:

Conditions to Each Party’s Obligations

Skinvisible’s and Quoin’s respective obligations to complete the Merger are subject to the satisfaction or waiver of various conditions, including the following:

•	No Restraints. The absence of any federal, state, local or foreign statute, law, ordinance, rule, regulation, order, judgment, decree or legal requirement, or any injunction by any United States or state court or United States governmental body prohibiting, restraining or enjoining the completion of the Merger; and
•	Stockholder Approval. Skinvisible stockholders having approved the merger proposal; and
•	Charter Amendment. Skinvisible stockholders having approved the amendments to Skinvisible’s Articles of Incorporation to effect the Reverse Split and Name Change.

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Conditions to Skinvisible’s Obligations

Skinvisible’s obligations to complete the Merger are also subject to various conditions, including the following:

•	Quoin’s representations and warranties in the Merger Agreement being true and correct to the extent set forth in the Merger Agreement;
•	material compliance by Quoin with the covenants and obligations as to the extent set forth in the Merger Agreement;
•	receipt of certificates executed by an officer of Quoin that the aforementioned conditions have been satisfied;
•	the absence of any material adverse effect on Quoin; and
•	a definitive agreement to effect a private placement of the Combined Company’s common stock shall have been executed which provides that the Combined Company will receive an aggregate of at least $10,000,000 of gross proceeds within five (5) days of the Effective Time in exchange for the issuance of the Combined Company’s common stock.

Conditions to Quoin’s Obligations

Quoin’s obligations to complete the Merger are also subject to various conditions, including the following:

•	Skinvisible’s representations and warranties in the Merger Agreement being true and correct to the extent set forth in the Merger Agreement;
•	material compliance by Skinvisible with the covenants and obligations as to the extent set forth in the Merger Agreement;
•	receipt of certificates executed by an officer of Skinvisible that the aforementioned conditions have been satisfied;
•	the absence of any material adverse effect on Skinvisible;
•	Skinvisible shall have entered into the Debt Conversion Agreements (as described above);
•	and the Related Party Agreements (as described above) and such agreements shall remain in full force and effect and the total amount of Related Party Indebtedness (as defined above) immediately prior to the Effective Time, shall not exceed $2,800,000.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of Skinvisible and Quoin;
•	by either Skinvisible and Quoin if the transactions contemplated by the Merger Agreement are not consummated on or before August 31, 2018, provided that the right to terminate will not be available to any party whose failure to fulfill any material obligation was the cause of or resulted in the failure of the transactions contemplated by the Merger Agreement to be consummated by such date;
•	by either Skinvisible and Quoin if any governmental authority shall have enacted, issued, promulgated, enforced or entered any order, law, rule regulation, judgment, injunction, decree or ruling which has become final and nonappealable, and which permanently restrains, enjoins or otherwise prohibits the Merger;
•	by either Skinvisible and Quoin if the other party has breached any of its covenants, agreements or representations and warranties (and has not cured its breach within 30 days of the giving of notice of such breach); or
•	by either Skinvisible and Quoin if the Merger has not been approved at the Special Meeting (or any adjournment or postponement thereof) ; provided, however, that the right to terminate the Merger Agreement shall not be available to Skinvisible where the failure to obtain the required Skinvisible stockholder vote has been caused by the action or failure to act of Skinvisible and such action or failure to act constitutes a material breach by Skinvisible of the Merger Agreement.

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Expense Reimbursement

If the Merger Agreement is terminated by Skinvisible under certain circumstances, prior to such termination, Skinvisible has breached any of the non-solicitation covenants of Skinvisible, and Skinvisible enters into an agreement to consummate a “Acquisition Proposal” within six (6) months of the date of termination, then Skinvisible is required to reimburse Quoin for its total documented expenses incurred by in connection with the negotiation and execution of the Merger Agreement and the transactions contemplated thereby, up to a maximum of $300,000.

Effect of Termination

In the event of termination of the Merger Agreement prior to the Effective Time in accordance with the terms of the Merger Agreement, the Merger Agreement will become void, and there shall be no liability or further obligation on the part of Skinvisible and Quoin other than:

•	the reimbursement of fees a described above under “Merger Agreement — Expense Reimbursement”;
•	the parties’ mutual obligations with respect to confidentiality and public announcements, which survive termination, under the terms of the Merger Agreement; and
•	liability arising out of fraud or material and intentional breach of any provision of the Merger Agreement.

No Solicitation of Other Offers by Skinvisible or Quoin

Under the terms of the Merger Agreement, Skinvisible and Quoin have each agreed that it and its officers and directors will not (and that it will use commercially reasonable efforts to ensure that its representatives will not) directly or indirectly initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any acquisition proposal, or engage in any negotiations concerning, or provide access to its properties, books and records or any confidential information or data to, any person relating to, an acquisition proposal. Quoin is, however, permitted to pursue the Private Placement.

Required Vote

Adoption of the Merger requires the affirmative vote of a majority of the issued and outstanding shares of Skinvisible’s common stock represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of this proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of The Board of Directors

SKINVISIBLE’S BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT.

Interests of Skinvisible’s Directors and Officers in the Merger

In considering the recommendation of Skinvisible’s Board to vote for the proposals presented at the special meeting, you should be aware that our executive officers and members of our Board have interests in the merger proposal that are different from, or in addition to, the interests of our shareholders generally. The members of our Board were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the transaction agreements and in recommending to our shareholders that they vote in favor of the proposals presented at the special meeting. These interests include, among other things:

•	Terry Howlett and Doreen McMorran have entered into new 1 year employment agreements with the Combined Company, which employment agreements will become effect upon the closing of the Merger; and
•	Terry Howlett and Doreen McMorran and certain other related parties have agreed to cancel $500,000 of Related Party Indebtedness, in exchange for 100% of the shares owned by Skinvisible in Ovation Science Inc. (“Ovation”).

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THE LOCK-UP AGREEMENTS AND VOTING AGREEMENTS

In connection with their entry into the Merger Agreement, Dr. Michael Myers and Denise Carter, the stockholders and directors of Quoin, and Terry Howlett and Doreen McMorran, of Skinvisible, entered into lock-up agreements to satisfy the terms of the Merger Agreement. The form of lock-up agreement is attached as Annex B to this Proxy Statement. The lock-up agreements prohibit sales and certain other dispositions of shares of the Combined Company’s common stock and certain other securities for a period of 180 days after the closing of the Merger. Terry Howlett and Doreen McMorran also executed voting agreements. The form of voting agreement is included as Annex C to this Proxy Statement. The voting agreements generally require Terry Howlett and Doreen McMorran to vote all of their respective shares of Skinvisible common stock in favor of the Merger proposal. As of the record date, Terry Howlett and Doreen McMorran collectively beneficially held shares of Skinvisible common stock, representing approximately [7%] of the outstanding shares of Skinvisible’s common stock, all of which shares are either held of record by the said person as of the record date or over which he possesses voting rights and are therefore in either case subject to the voting agreements.

INFORMATION WITH RESPECT TO QUOIN

Overview

Following the Merger, the combined company intends to pursue commercialization of Quoin's two lead products. In addition, the combined company will continue to pursue commercial opportunities for products developed by Skinvisible prior to the merger. The combined company also intends to leverage Skinvisible's Invisicare technology as a potential delivery system for the Quoin products intended to be developments by the combined company.

Quoin Pharmaceuticals is a pre-clinical, specialty pharmaceutical company dedicated to developing products that help address major societal issues including the opioid epidemic and the military veteran suicide rate. Quoin's two lead products are different applications of a single NMDA receptor antagonist delivered transdermally. QRX001 is a single use transdermal patch designed to provide up to 72 hours of effective post-operative analgesia whilst significantly reducing opioid consumption. Quoin intends to apply for Breakthrough Therapy designation for QRX001. Quoin’s second lead product, QRX002 is a once-daily transdermal for the treatment of military related PTSD with suicidal ideation. Quoin believes QRX002 could be the first product approved to treat this major unmet medical need and could be a candidate for both Orphan Drug and Breakthrough Therapy Status. Quoin’s products are at a pre-clinical stage of development. Quoin has not initiated any formal clinical testing of its products nor has it held any discussions with the FDA or any other regulatory agency about these products.

Quoin initially approached the US Department of Veteran Affairs (VA) to discuss options for the clinical development of QRX002 as a potential treatment for military veteran suicides. Following a number of meetings and discussions, the VA expressed a keen interest in assisting with the clinical development of QRX002. Two of the VA’s researchers into military veteran suicides have been appointed as Principal Investigators (PI’s) for QRX002 for this indication. The proposed clinical program will be conducted at various VA facilities across the country under the supervision of the Principal Investigators. Quoin believes this arrangement will greatly increase the efficiency and cost effectiveness of the clinical program for QRX002. It is important to note that no formal agreement has been entered into between Quoin and the VA and while the PI’s have expressed their interest and willingness to conduct clinical studies for QRX002, they are under no obligation to do so. In addition, the cost of these studies will be exclusively borne by Quoin with no financial assistance from the VA.

In addition, Quoin has two additional products that it plans to begin the development of for opioid addiction and chronic pain. Clinical testing for these products is also expected to be conducted at VA facilities, though the VA has no obligation to do so. Quoin expects to generate clinical data for QRX001 and QRX0002 within 12-18 months of the Effective date of the merger.

Quoin was co-founded by Dr. Michael Myers and Denise Carter both of whom have extensive experience in the pharmaceutical industry, particularly in the field of drug delivery. Dr. Myers and Ms. Carter, along with other members of the Quoin executive team have previously successfully developed and commercialized pharmaceutical products based on platform drug delivery technologies at previous companies they worked at. Furthermore, Dr. Myers and Ms. Carter have successfully raised over $150 million from private and public company investors for other companies and have established broad relationships within the pharmaceutical industry

Quoin’s proprietary platform polymer technology, PharmaDur, which it obtained through Quoin’s acquisition of Polytherapeutics, is ideal for the development for transdermal and topically delivered products. The PharmaDur technology provides for a controlled and extended duration of delivery of active drug molecules across the skin barrier in topical and transdermal formats. When used topically, the polymer technology dries quickly on the skin and remains in place for an extended period of time and will not rub off on contact with clothing or any other material and will withstand repeat washing. In transdermal preparations, the PharmaDur technology has the ability to control the rate at which the active drug ingredient penetrates the skin barrier to deliver therapeutically effective system blood levels thereby facilitating the development of products with an extended duration of action. While the original patents for the PharmaDur technology have expired, Quoin believes that the technology is protected by Trade Secrets and Know How particularly around the manufacturing and extraction process for the polymer itself. Quoin intends to explore new IP opportunities for the PharmaDur technology. Quoin does not own or license any other technologies or intellectual property nor does it have any material agreements with any other company.

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Quoin acquired all of the equity interests in Polytherapeutics, Inc. on March 24, 2018 from Kishore Shah and Aruna Shah in exchange for a closing payment of $40,000 and the commitment to pay monthly payments of $20,833 over the period of July 31, 2018 through February 28, 2021 (an aggregate total of $666, 667) and royalties to the sellers. The terms of any royalty payments to the sellers are as follows: 4.0% of the net revenue of Royalty Products received by Quoin during the ten (10) year period commencing from the date of first sale of a Royalty Product. For the avoidance of doubt, Royalty Payments will only be due on Royalty Products that entered clinical development before March 31, 2021. ... If a generic product is introduced by a third party to the market, during the Royalty Period, the Royalty Fees shall be reduced from 4% to 2%. If, during the Royalty Period, two or more Generic Products are introduced, the Royalty Fees shall be reduced from 2% to 0%. “Generic Product” means any product approved by the FDA or another applicable domestic or foreign regulatory authority to be deemed generically equivalent to the Royalty Product irrespective of its formulation. This agreement may be terminated by Polytherapeutics if Quoin fails to make monthly or royalty payments and does not correct the breach within the agreed cure period.

Quoin’s initial focus is on the development of products using its proprietary technology that could help address major societal challenges such as the opioid epidemic and the military veteran suicide crisis. It is estimated that there are greater than 110 opioid related deaths in the US every day and that over 1,000 people are treated every day for misuse of an opioid. Almost 7% of people who become addicted are first exposed to opioids in a surgical setting where they are prescribed these medicines to treat post-operative pain. Quoin believes that a product which can substantially reduce the use of opioids in a surgical setting could play a significant role in reducing the overall dependency on opioids in the US. QRX001, Quoin’s first lead product, is a single use, transdermal NMDA receptor antagonist designed to provide up to 72 hours of effective post-operative analgesia whilst significantly reducing the consumption of opioids by patients. The NMDA receptor antagonist in QRX001 has been shown in multiple clinical studies to both significantly reduce post-operative and to reduce the amount of opioids consumed by patients. Quoin believes that QRX001, either by itself or as part of a multi-modal therapy, could provide a better option for surgeons to effectively treat post-surgical pain than competing products currently available or under development. Quoin also believes that the single use sub-anesthetic dose of the NMDA receptor antagonist in QRX001 substantially reduces the potential for abuse and so could be viewed favorably by the FDA and other regulatory agencies. Quoin is anticipating seeking approval for QRX001 in 2020 or 2021 following the successful conclusion of its clinical development program. Quoin intends to file for Breakthrough Therapy designation for QRX001 from the FDA, although Quoin has not engaged in any discussions with the FDA in connection therewith.

Quoin’s second lead product, QRX002, also contains an NMDA receptor antagonist delivered transdermally. QRX002, is designed to be dosed once a day, every day over a defined period as a potential treatment for military related PTSD with suicidal ideation. There is a growing crisis in the country’s military veteran population with over 20 suicides every day, primarily as a result of Post-Traumatic Stress Disorder or PTSD. As of now, there are no products approved to treat either PTSD or the PTSD sufferers who are suicidal. The NMDA receptor antagonist in QRX002 has been shown clinically to reduce suicidal ideation, even after a single dose. Unlike, standard anti-depressants, currently the only available treatment option, the molecule acts very quickly to positively impact suicidal ideation. However, the molecule is not orally bioavailable and is typically dosed either by infusion or nasally in a clinical setting. Quoin believes that a once-daily transdermal that delivers the dose in a controlled and regulated manner could be a more effective and user-friendly product option. Quoin hasengaged in discussion with the US Department of Veteran Affairs (VA) for the clinical development of QRX002. The VA has appointed two of its top researchers into military veteran suicides as Principal Investigators (PI’s) for the clinical development of QRX002, which will be performed at various VA facilities throughout the US. Quoin believes that this partnership with the VA will greatly improve the efficiency and cost-effectiveness of the planned clinical program for QRX002. The cost of the clinical program will be borne exclusively by Quoin with no financial assistance from the VA. Furthermore, Quoin has not entered into any formal agreement with the VA and the VA is not obligated to participate in the clinical studies for QRX002 or any other Quoin product.

Quoin believes that QRX002 is a candidate for both Orphan Drug and Breakthrough Therapy designation from the FDA. If Breakthrough Therapy status is granted, Quoin believes that a single Phase 3 clinical study may be all that is required to obtain US regulatory approval, although Quoin has not engaged in any discussions with the FA therewith. Quoin anticipates seeking approval for QRX002 for the first indication of military related suicide in 2020 or 2021 upon successful completion of the clinical development program and Quoin believes that QRX002 could be the first product approved to treat this indication. In addition to suicidal ideation, Quoin is also planning to explore the clinical development of QRX002 for other indications such as PTSD and post-partum depression.

In addition to the above products, Quoin also plans to initiate the development of product candidates as potential treatments for opioid addiction and chronic pain, both of which represent large and commercially attractive opportunities. Quoin anticipates that work on these products may also be conducted under the auspices of Quoin’s arrangement with the VA, though the VA is under no obligation to do so. Quoin will exclusively bear the costs of these clinical studies without any financial assistance from the VA.

The target indications and profiles for QRX001 and QRX002 were developed by Quoin's management team through extensive literature research and following in depth discussions with leading key opinion leaders, clinicians and regulatory experts. It became clear to Quoin's management following this research and those discussions that the NMDA receptor antagonist selected for both QRX001 and QRX002 was indeed the optimal candidate to achieve the target product indications of reduction of post-surgical pain for up to 72 hours and the significant reduction of suicidal ideation in military veterans who suffer from PTSD. It is Quoin management's belief that the ideal route of delivery for this particular molecule that would facilitate achieving those clinical targets is via transdermal delivery. The molecule is currently dosed by infusion or delivered nasally, neither of which Quoin believe are ideal for the defined target indications.

The decision to pursue the development of QRX001 and QRX002 as transdermal patches led Quoin to approach Polytherapeutics with an acquisition offer, which was ultimately executed. Polytherapeutics Pharmadur technology is a fully scaled up and commercialized proprietary platform polymer technology that is ideal for transdermal and topical delivery. The fact that the technology had been scaled up and commercialized was of particular importance to Quoin, as its management team knew from decades of experience that many promising early stage technologies fail at later stages due to scale up challenges such as highly complex manufacturing processes, very poor yields of usable product which can lead to uncompetitive COGS and other issues. With those issues out of the way, Quoin believed that it was in a unique position to combine a proven technology with a proven molecule using decades of direct experience to create highly differentiated products such as QRX001 and QRX002. It is Quoin's belief that the skill, knowledge and experience of its team will facilitate a lower risker and faster development timeline for its products than might be the case otherwise.

As of now, Quoin has not initiated any formal clinical testing for QRX001 and QRX002 nor has it filed any IND’s or held discussions with the FDA. The company is planning to initiate Phase 1 testing in health volunteers in Australia this year once funds from the private placement have been secured. Australia is a well-established venue for Phase 1 testing due to its favorable regulatory climate and attractive tax rebates. Quoin plans to file IND’s for both QRX001 and QRX002 once Phase 1 data is available. These IND’s will contain details of the proposed Phase 2 clinical programs for both products. Given Quoin’s background in post-surgical pain and its established relationships with leading KOLs, its management team will play a leading role in the drafting of the clinical protocols and the definition of the primary and secondary endpoints for QRX001. For QRX002, however, Quoin felt that the most efficient and low risk approach for the clinical development of the product would be through the participation of the US Department of Veterans Affairs (VA). With over 20 veterans committing suicide every day and no approved treatments available, the VA responded very favorably to Quoin’s initial outreach. Following a series of meetings and discussions, Dr. Perry Renshaw and Dr. Deborah Yurgelun-Todd, from the VA MIREC center in Salt Lake City, were identified as the best clinical researchers into veteran suicides and they agreed to become Principal Investigators (PIs) for the clinical program. They in turn will recruit other VA researchers to become investigators at different VA clinical facilities across the country. To help speed up the process, Quoin is working closely with representatives from NAVREV who are providing resources to navigate Confidentiality Agreements, Independent Review Board approvals and other necessary requirements that need to be formalized for companies who wish to engage with the VA. This broad support is a reflection, Quoin believes, of the potential value that QRX002 could bring to military veterans, a value which has been recognized by the VA. Quoin has not entered into any formal agreement with the VA nor is the VA or the Principal Investogators obligated to participate in any studies.

It is intended that Phase 2 and Phase 3 testing for QRX002 will be conducted by VA researchers at VA facilities across the country under the direct supervision of Dr. Renshaw and Dr. Yurgelun-Todd. Quoin plans to fund the Phase 2 testing out of the proceeds of the private placement that it is pursuing in conjunction with the Skinvisible merger. Working closely with the VA in this manner will provide for a far more efficient and cost-effective clinical development program than if Quoin were to attempt to do so outside the auspices of an arrangement with the VA

Principal Stockholders of Quoin

The principal stockholders of Quoin are its co-founders, Dr. Michael Myers and Ms. Denise Carter, each of whom hold a 50% share of Quoin.

Assets and Liabilities of Quoin

As indicated below in Quoin’s financial statements, Quoin currently has limited assets beyond the equity in the Polytherapeutics subsidiary and access to the Polytherapeutics technology. Quoin intends to utilize the existing assets of Skinvisible, the Polytherapeutics technology and the proceeds from the Private Placement to rapidly pursue the strategy outlined above.

Quoin has entered into employment agreements with Dr. Michael Myers and Ms. Denise Carter. Pursuant to these employment agreements, Quoin has agreed to reimburse Dr. Michael Myers and Ms. Denise Carter for all expenses incurred by them in founding Quoin, acquiring the Polytherapeutics technology and pursuing the Merger with Skinvisible.

The current total amount to be reimbursed is 941,887 to Dr. Michael Myers and $970,981 to Ms. Denise Carter.

Quoin does not expect to reimburse these amounts until it has obtained sufficient funds from private placements and partnership agreements.

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QUOIN MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of Quoin’s financial condition and results of operations together with the section entitled “Selected Historical and Unaudited Pro Forma Condensed Combined Financial Data — Selected Historical Financial Data of Quoin” and Quoin’s consolidated financial statements and related notes included elsewhere in this proxy statement/information statement. This discussion and other parts of this proxy statement/information statement contain forward-looking statements that involve risks and uncertainties, such as its plans, objectives, expectations, intentions and beliefs. Quoin’s actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those discussed in the section entitled “Risk Factors Related to Quoin” included elsewhere in this proxy statement/information statement.

Company Overview

Quoin Pharmaceuticals was established in October 2016 as a development stage specialty pharmaceutical company. To date, Quoin has not commercialized any products and has not generated any revenue. The majority of Quoin’s operating expenses thus far have been associated with the establishing the corporation, completing due diligence on various technologies, acquiring Polytherapeutics, negotiating and finalizing the merger agreement with Skinvisible, and building its pipeline products. Quoin has been funded privately by its’ founders. Estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter. Quoin also has outstanding legal fees payable to Dentons of $[375,000].

Quoin does not own or lease any real property. Quoin has not been involved in any legal proceedings.

Recent Developments

Quoin Pharmaceuticals, Inc. was incorporated as a Delaware corporation on March 5, 2018. On March 5, 2018, Quoin issued 50 shares to each of Dr. Myers and Ms. Carter for a nominal purchase price of $1.00 per share.

Quoin acquired all of the equity interests in Polytherapeutics, Inc. on March 24, 2018 from Kishore Shah and Aruna Shah in exchange for a closing payment of $40,000 and the commitment to pay monthly payments of $20,833 over the period of July 31, 2018 through February 28, 2021 (an aggregate total of $666, 667) and royalties to the sellers.

On March 26, 2018 Quoin entered into the Merger Agreement with Skinvisible and Merger Sub, pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, that a wholly owned subsidiary of Merger Sub will merge with and into Quoin, with Quoin becoming a wholly-owned subsidiary of Skinvisible and the surviving corporation of the merger, to be renamed Quoin Pharmaceuticals, Inc. At the closing of the Merger, each outstanding share of Quoin’s common stock will be converted into the right to receive a number of shares of common stock of Skinvisible such that immediately following the effective time of the Merger, Quoin’s equity holders are expected to own approximately 72.5% of the outstanding capital stock of the combined company, with Skinvisible’s preexisting equity holders expected to own approximately 27.5%. This Exchange Ratio is subject to adjustment as described above.

In conjunction with the Merger, Quoin intends to pursue a capital raise of $15 million and has engaged Northland Securities as its investment bank for the raise.

The Merger is condition upon Quoin executing a definitive agreement to effect a private placement of shares of the Combined Company’s common stock for an aggregate of at least $10 million of gross proceeds, to be received by the Combined Company within five (5) days of the Effective Time of the Merger, which we refer to as the “Private Placement.”

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements. The preparation of these financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires us to (i) make judgments, assumptions and estimates that affect the reported amounts of assets, liabilities, revenue and expenses; and (ii) disclose contingent assets and liabilities. A critical accounting estimate is an assumption that could have a material effect on our consolidated financial statements if another, also reasonable, amount were used or a change in the estimates is reasonably likely from period to period. We base our accounting estimates on historical experience and other factors that we consider reasonable under the circumstances. However, actual results may differ from these estimates. To the extent there are material differences between our estimates and the actual results, our future financial condition and results of operations will be affected.

Liquidity and Capital Resources

Sources of Liquidity

Quoin has been funded privately by its’ founders. Estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter. Quoin also has outstanding legal fees payable to Dentons of $[375,000].

As of March 31, 2018 and March 31, 2017, Quoin had no cash. Quoin expects to incur substantial expenditures in the foreseeable future for the development and clinical trials of its QRX001 and QRX002 product candidates. Quoin will need to complete the Private Placement and will require additional financing to develop its product candidates and fund operations for the foreseeable future. Quoin will continue to seek funds through debt or equity financings, marketing and distribution arrangements and other collaborations, strategic alliances and licensing arrangements, or other sources of financing. If Quoin is unable to raise additional funds when needed its ability to develop its product candidates may be impaired. Quoin may also be required to delay, reduce, or terminate some or all of its development programs and clinical trials.

Financing Activities

Quoin has been funded privately by its’ founders.

Future Funding Requirements

Quoin has not generated any revenue from product sales or any other activities. Quoin does not expect to generate significant revenue unless and until it obtains regulatory approval of and commercializes any of its product candidates and does not know when, or if, this will occur. In addition, Quoin expects its expenses to significantly increase in connection with its ongoing development activities, particularly as it continues the research, development and clinical trials of, and seeks regulatory approval for, its product candidates. In addition, subject to obtaining regulatory approval of its product candidates, Quoin expects to incur significant commercialization expenses for product sales, marketing, manufacturing and distribution. Quoin anticipates that it will need substantial additional funding in connection with its continuing operations.

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Contractual Obligations and Commitments

As of March 31, 2018, estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter. Quoin also has outstanding legal fees payable to Dentons of $[375,000].

Quoin has employment agreements with certain executives of Quoin, which Quoin refers to as the Executive Agreements. Under the terms of the Executive Agreements, Quoin has agreed to pay the executives salary and bonus payments and to reimburse these executive for the funds expended in connection with the formation of Quoin.

Quoin acquired all of the equity interests in Polytherapeutics, Inc. on March 24, 2018 from Kishore Shah and Aruna Shah in exchange for a closing payment of $40,000 and the commitment to pay monthly payments of $20,833 over the period of July 31, 2018 through February 28, 2021 (an aggregate total of $666, 667) and royalties to the sellers.

Off-Balance Sheet Arrangements

As of March 31, 2018, Quoin had no off-balance sheet arrangements as defined in Item 303(a)(4) of Regulation S-K as promulgated by the SEC.

Quantitative and Qualitative Disclosures About Market Risk

Quoin is not exposed to any hedging, currency or market rate risks.

Market Price and Dividends

Quoin has never declared or paid any dividends.

Quoin has issued 50 nominal shares to each of Dr. Myers and Ms. Carter for a purchase price of $1.00 per share in connection with its incorporation on March 5, 2018.

PRINCIPAL STOCKHOLDERS OF QUOIN

The following table and the related notes present information on the beneficial ownership of shares of Quoin’s capital stock as of May 6, 2018 held by:

•	each director of Quoin;
•	each executive officer of Quoin;
•	all of Quoin’s current directors and executive officers as a group; and
•	each stockholder known by Quoin to beneficially own more than five percent of its common stock on an as converted basis.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of May 6, 2018, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, Quoin believes that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to Quoin by such stockholders. Unless otherwise indicated, the address for each stockholder listed is: c/o Quoin Pharmaceuticals, Inc., 42127 Pleasant Forest Court, Ashburn, VA 20148.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Outstanding
Principal Stockholders:
Dr. Michael Myers	50	50%
Denise Carter	50	50%
Directors and Named Executive Officers:
Dr. Michael Myers	50	50%
Denise Carter	50	50%
All directors and executive officers as a group (2 persons)	100	100%

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MANAGEMENT FOLLOWING THE MERGER

Executive Officers and Directors of the Combined Company Following the Merger

The board of directors of Skinvisible (the “Skinvisible Board”) is currently composed of two directors. Pursuant to the Merger Agreement, all of the directors of Skinvisible will resign at or prior to the Effective Time of the Merger. As of the Effective Time of the Merger, the board of directors is expected to consist of six members, including Dr. Michael Myers and Denise Carter, who are currently directors and officers of Quoin, Peter Lankau and Dr. Dennis Langer. Mr. Lankau and Dr. Langer are experienced pharmaceutical executives who sit on the boards of other private and publicly traded companies. Within a few months after the completion of the Merger, Quoin intends to appoint two additional directors with extensive pharmaceutical industry experience to the Combined Company’s board of directors.

Terry Howlett is married to Doreen McMorran. There are no other family relationships among any of the current Skinvisible directors and executive officers, and there are no other family relationships among any of the proposed post-merger company directors and executive officers.

Following the Merger, the management team of Skinvisible is expected to be composed of the management team of Quoin. The following table lists the names, ages as of April 30, 2018 and positions of the individuals who are expected to serve as executive officers and directors of Skinvisible upon completion of the Merger:

Name	Age	Position(s)
Dr. Michael Myers	56	Chief Executive Officer and Director
Denise Carter	49	Chief Operating Officer and Director
Terry H. Howlett	70	General Manager - Legacy Products
Doreen McMorran	55	Manager, Marketing – Legacy Products

Directors and Executive Officers

Dr. Michael Myers, Chief Executive Officer and Director. Dr. Myers has more than 30 years of industry experience in the drug delivery and specialty pharmaceutical sectors. He has served CEO of Innocoll, Inc. and was responsible for taking that company public in 2014. He has also served as president of the drug delivery division of West Pharmaceutical Services, president of pharmaceutical operations for Fuisz Technologies (Biovail) and has held executive positions in Flamel Technologies and Elan Corporation. Dr. Myers earned his Ph.D. in Chemistry from the University College Cork. Dr. Myers serves on the Board of Directors of Wellesley Pharmaceuticals, Venkor Pharmaceuticals and Sonoran Biosciences.

Denise Carter. Chief Operating Officer and Director. Ms. Denise Carter has over 27 years of experience in the drug delivery and specialty pharmaceutical industries. Prior to Quoin, Ms. Carter was executive vice president of business development and corporate affairs at Innocoll, Inc., vice president of business development of the drug delivery division of West Pharmaceuticals, and she has held executive positions at Eurand and Fuisz Technologies (Biovail.) Ms. Carter earned her B.S in Chemistry from the College of William and Mary.

Terry H. Howlett, General Manager - Legacy Products. Mr. Terry H. Howlett, has served as the President, Chief Executive Officer and Director of Skinvisible since March 5, 1998. Mr. Howlett has a diversified background in market initialization and development, sales and venture capital financing for emerging growth companies. For the ten years prior to becoming President of Skinvisible, Mr. Howlett was the President and CEO of Voice-it Solutions, Inc., a publicly traded company on the Vancouver Stock exchange that made voice response software for order entry systems.

Doreen McMorran, Manager, Marketing – Legacy Products. Doreen McMorran, is currently the head of Business Development for Skinvisible. Ms. McMorran brings to Skinvisible almost 20 years of experience in the medical and pharmaceutical industry, specifically in the areas of strategic planning, sales and marketing. She has spent a number of years selling to international dermatology and skincare focused companies like Procter and Gamble, Johnson & Johnson, Stiefel, Galderma, Novartis and Graceway, to name a few. Ms. McMorran, who holds a Bachelor of Commerce (Honors) degree, and spent six years in the pharmaceutical industry with Astra Pharma. Additionally she has held senior management level positions with a number of healthcare companies, focusing on business development, sales, marketing and operations.

Dennis H. Langer, Director. Dr. Langer is a Director of Myriad Genetics, Inc., Dicerna Pharmaceuticals, Inc., Pernix Therapeutics Holdings, Inc., and several private health care companies. He has served as a Director of several public and private biotechnology, specialty pharmaceutical and diagnostic companies, including Sirna Therapeutics, Inc. (acquired by Merck & Co., Inc.), Ception Therapeutics, Inc. (acquired by Cephalon, Inc.), Transkaryotic Therapies, Inc. (acquired by Shire plc), Pharmacopeia, Inc. (acquired by Ligand, Inc.), Cytogen Corporation (acquired by EUSA Pharma, Inc.) and Delcath Systems, Inc. He was a Managing Partner at Phoenix IP Ventures, LLC from 2005-2010. From 2004-2005, he was President, North America for Dr. Reddy's Laboratories, Inc. Dr. Langer was with GlaxoSmithKline from 1994-2004, where he served as Senior Vice President, Project, Portfolio and Alliance Management, Senior Vice President, Product Development Strategy, and Senior Vice President, Healthcare Services R&D. He also served as President and CEO at Neose Technologies, Inc. from 1991-1994. Previously, Dr. Langer held R&D and marketing positions at Eli Lilly, Abbott, and Searle. Dr. Langer is a Clinical Professor in the Department of Psychiatry at Georgetown University School of Medicine. He was Chief Resident in Psychiatry at Yale University School of Medicine and held clinical fellowships at Harvard Medical School and the National Institutes of Health. Dr. Langer serves on the Dean's Advisory Board of Harvard Law School. He received an M.D. from Georgetown University School of Medicine, a J.D. (cum laude) from Harvard Law School, and a BA. in Biology from Columbia University.

35

Peter Lankau, Director. Mr. Lankau is an experienced biopharmaceutical executive with over 30 years of management experience in developing and commercializing pharmaceutical products. Mr. Lankau was the President and Chief Executive Officer of Endo Pharmaceuticals Inc., and previously served as the company’s President and Chief Operating Officer and as Senior Vice President, US Commercial Business. He was also a member of its Boards of Directors. Prior to Endo, Mr. Lankau was Vice President, Sales and Marketing for Alpharma, Inc. and Vice President, Sales-US Pharmaceuticals for Rhone-Poulenc Rorer, Inc (now Sanofi). Mr. Lankau is currently a member of the Board of Directors for Cipla Limited and for InvaGen Pharmacueticals, Inc. He also currently serves on the Board of Advisors of Orchard Venture Partners, a life sciences venture capital firm. He has previously served as a member of the Board of Directors, and was formerly Chairman of the Board, for Phosphagenics Limited, and as a member of the Board of Directors for ANI Pharmaceuticals. He also previously served as Executive Chairman of the Board for Nautilus Neurosciences, Inc., and Chairman and CEO of Logical Therapeutics, Inc.

EXECUTIVE COMPENSATION OF QUOIN’S NAMED EXECUTIVE OFFICERS

This section discusses the material components of the executive compensation program offered to Quoin’s named executive officers identified below.

2017 Summary Compensation Table

The following table provides information regarding Quoin’s named executive officers during the fiscal year ended December 31, 2017.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Total (1)
Dr. Michael Myers Chief Executive Officer	2017	$0	$0	$0	$0
Ms. Denise Carter Chief Operating Officer	2017	$0 (2)	$0	$0	$0

(1)

As Quoin has been funded privately by its’ founders, it has not paid any salary or other compensation to date; however, Quoin has entered into employment agreements with Dr. Michael Myers and Ms. Denise Carter pursuant to which Quoin has agreed to reimburse Dr. Michael Myers and Ms. Denise Carter for all expenses incurred by them in founding Quoin, acquiring the Polytherapeutics technology and pursuing the Merger with Skinvisible. Estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter.

Narrative Disclosure to Summary Compensation Table

As Quoin has been funded privately by its’ founders, it has not paid any salary or other compensation to date; however, Quoin has entered into employment agreements with Dr. Michael Myers and Ms. Denise Carter pursuant to which Quoin has agreed to reimburse Dr. Michael Myers and Ms. Denise Carter for all expenses incurred by them in founding Quoin, acquiring the Polytherapeutics technology and pursuing the Merger with Skinvisible. Estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter.

Base Salary

While Quoin paid no base salary to its named executive officers in 2017, Quoin has entered into employment agreements with Dr. Michael Myers and Ms. Denise Carter which cover an effective time period of January 1, 2017 through the date of termination. Pursuant to the employment agreement with Dr. Michael Myers, Dr. Myers is entitled to receive a base salary of $500,000 during the term. Pursuant to the employment agreement with Ms. Denise Carter, Ms. Carter is entitled to receive a base salary of $400,000 during the term.

Bonus

The Quoin Board may, in its discretion, award bonuses to its executive officers on a case-by-case basis. No bonus was paid in 2017. In addition, as described under the heading “Employment and Severance Agreements,” each of the named executive officers is eligible under the terms of their respective employment agreements to receive an annual bonus amount based on Quoin’s achievement of certain milestones, with a minimum bonus of thirty percent (30%) of base salary.

Health, Welfare and Additional Benefits

Each of Quoin’s named executive officers is eligible to participate in Quoin’s employee benefit plans and programs, including medical, dental and vision benefits, to the same extent as its other full-time employees, subject to the terms and eligibility requirements of those plans.

Quoin has not yet established any such plans and each of Quoin’s named executive officers is responsible to pay for their own healthcare and Quoin has agreed to reimburse Quoin’s named executive officers for all amounts paid for healthcare.

Although Quoin does not have a formal policy with respect to the grant of equity incentive awards to its executive officers or any formal equity ownership guidelines applicable to them, Quoin believes that equity grants provide its executives with a strong link to Quoin’s long-term performance, create an ownership culture and help to align the interests of Quoin’s executives and its stockholders.

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2017 Outstanding Equity Awards at Year-End

The following table presents the outstanding equity awards held by Quoin’s named executive officers as of December 31, 2017.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise price		Option Expiration date
Dr. Michael Myers	0	0	$	N/A	N/A
Ms. Denise Carter	0	0	$	N/A	N/A

Employment and Severance Agreements

Quoin has entered into employment agreements with each of its named executive officers described below, and standard confidential information and/or inventions assignment agreements, under which each of its named executive officers has agreed not to disclose Quoin’s confidential information. Each agreement is for an initial term beginning on January 1, 2017 and ending on the date of termination.

Pursuant to these employment agreements, each executive has agreed that, until such time as Quoin has sufficient funds to pay base salary and benefits, all base salary, office allowance and automobile allowance will accrue monthly.

Dr. Michael Myers

Quoin in entered into an executive employment agreement with Dr. Michael Myers in March of 2018.

Dr. Myers is entitled to an annual base salary of $500,000. The agreement also provides that Dr. Myers is entitled to receive an automobile allowance of $1,500 per month and a monthly office allowance of $2,500.

Dr. Myers is eligible under the terms of his employment agreement to receive an annual bonus amounts based on Quoin’s achievement of certain milestones, with a minimum bonus of thirty percent (30%) of base salary.

Pursuant to his employment agreement, Mr. Myers has agreed that, until such time as Quoin has sufficient funds to pay base salary and benefits, all base salary, office allowance and automobile allowance will accrue monthly.

Denise Carter

Quoin in entered into an executive employment agreement with Ms. Denise Carter in March of 2018.

Ms. Carter is entitled to an annual base salary of $400,000. The agreement also provides that Ms. Carter is entitled to receive an automobile allowance of $1,500 per month and a monthly office allowance of $2,500.

Ms. Carter is entitled to be fully reimbursed for all expenses and fees associated with the Executive MBA program at Wharton for which she is currently enrolled, including those incurred to date and all future expense incurred through the completion of the program.

Ms. Carter is eligible under the terms of her employment agreement to receive an annual bonus amounts based on Quoin’s achievement of certain milestones, with a minimum bonus of thirty percent (30%) of base salary.

Pursuant to her employment agreement, Ms. Carter has agreed that, until such time as Quoin has sufficient funds to pay base salary and benefits, all base salary, office allowance and automobile allowance will accrue monthly.

Terry Howlett

Skinvisible entered into an executive employment agreement with Mr. Terry Howlett in March of 2018, which will become an obligation of the Combined Company after the closing.

Mr. Howlett is entitled to an annual base salary of $180,000. The agreement also provides that Mr. Howlett is entitled to receive automobile reimbursement and a monthly living expense allowance of $2,000.

Doreen McMorran

Skinvisible entered into an executive employment agreement with Ms. Doreen McMorran in March of 2018, which will become an obligation of the Combined Company after the closing.

Ms. McMorran is entitled to an annual base salary of $140,000. The agreement also provides that Ms. McMorran is entitled to receive an automobile allowance of $500 per month.

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Potential Payments Upon Termination of Employment or Change in Control

Pursuant to the terms of the executive employment agreement with Dr. Myers, upon termination of the agreement if Quoin does not renew the agreement for a reason unrelated to “cause” (as defined in the agreement), by Dr. Myers for “good reason” (as defined in the agreement”), or by Quoin for reasons other than “cause” (as defined in the agreements), death, or disability, liquidation or dissolution of Quoin, then, subject to Dr. Myers timely signing and not revoking a separation agreement and release of claims agreement, Dr. Myers would be entitled to receive:

•

base salary for two (2) years and two times the current years’ bonus (at its minimum target of 30% of base salary) for the current year, payable over one-year on a semi-monthly basis in accordance with Quoin’s normal payroll practices subject to withholdings and deductions.

Pursuant to the terms of the executive employment agreement with Ms. Carter, upon termination of the agreement if Quoin does not renew the agreement for a reason unrelated to “cause” (as defined in the agreement), by Ms. Carter for “good reason” (as defined in the agreement”), or by Quoin for reasons other than “cause” (as defined in the agreements), death, or disability, liquidation or dissolution of Quoin, then, subject to Ms. Carter timely signing and not revoking a separation agreement and release of claims agreement, Ms. Carter would be entitled to receive:

•

base salary for two (2) years and two times the current years’ bonus (at its minimum target of 30% of base salary) for the current year, payable over one-year on a semi-monthly basis in accordance with Quoin’s normal payroll practices subject to withholdings and deductions.

Pursuant to the terms of the executive employment agreement with Mr. Howlett, upon termination of the agreement other than for “cause” (as defined in the agreement), Mr. Howlett would be entitled to receive:

•	$360,000, payable over one-year on monthly basis in accordance with normal payroll practices subject to withholdings and deductions.

Pursuant to the terms of the executive employment agreement with Ms. McMorran, upon termination of the agreement other than for “cause” (as defined in the agreement), Ms. McMorran would be entitled to receive:

•	$140,000, payable over six-months on monthly basis in accordance with normal payroll practices subject to withholdings and deductions.

Indemnification of Officers and Directors

Effective upon the consummation of the Merger, Quoin will have entered into agreements to indemnify its directors, executive officers and other employees as determined by the board of directors. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. Quoin believes that the provisions in its Bylaws and indemnification agreements described above are necessary to attract and retain talented and experienced officers and directors.

Compensation of Directors, Executive Officers and Key Employees

For information regarding the compensation of Quoin’s directors and executive officers, please see the section entitled “Management Following the Merger — Director Compensation” in this proxy statement/information statement.

RELATED PARTY TRANSACTIONS

Described below are transactions occurring since January 1, 2016, and any currently proposed transactions to which Quoin was a party and in which:

•	The amounts involved exceeded or will exceed $120,000; and
•

A director, executive officer, holder of more than 5% of the outstanding capital stock of Quoin, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation” in this proxy statement/information statement.

Quoin has entered into employment agreements with Dr. Michael Myers and Ms. Denise Carter pursuant to which Quoin has agreed to reimburse Dr. Michael Myers and Ms. Denise Carter for all expenses incurred by them in founding Quoin, acquiring the Polytherapeutics technology and pursuing the Merger with Skinvisible. Estimated outstanding payables and expenses accrued and owed include $941,887 to Dr. Myers and $970,981 to Ms. Carter.

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EXECUTIVE COMPENSATION OF SKINVISIBLE’S NAMED EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Currently, the objective of the cash compensation paid by Skinvisible is to provide fair reimbursement for the time spent by our executive officer and independent directors to the extent feasible within the financial constraints faced by our developing business. The stock options granted to our executive officer and to our independent directors are intended to provide these individuals with incentives to pursue the growth and development of the company’s operations and business opportunities. Although the options awarded to our executive and directors are typically exercisable immediately, they also remain valid and exercisable for terms of several years. We believe this provides the proper balance of short-term and long-term incentives to increase the value of the company. Although an immediate increase in share price following the issuance of the options would obviously result in a profit if those options were exercised, the longer exercisable period of the options also provides an incentive to increase value over the long term and gives our executive officer and directors the opportunity to realize gains based on the sustained growth of our operations and revenues.

In addition, our sole executive officer holds substantial ownership in the company and is generally motivated by a strong entrepreneurial interest in expanding our operations and revenue base to the best of his ability.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our former or current executive officers for the fiscal years ended December 31, 2017 and 2016.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Terry Howlett CEO & CFO	2017 2016	180,000 180,000	- -	- -	- 40,623	- -	- -	- -	180,000(1) 220,623(2)

(1) Due to financial constraints, however, the total paid to Mr. Howlett during the fiscal year ended December 31, 2017 was $2,800.

(2) Due to financial constraints, however, the total salary paid to Mr. Howlett during the fiscal year ended December 31, 2016 was $2,740.

Narrative Disclosure to the Summary Compensation Table

We granted Mr. Howlett the right to convert his accrued compensation of $90,000 as of December 31, 2017 into our common stock at $0.02 per share at any time until 2022. If exercised, we also agreed to issue a three year warrant to Mr. Howlett to purchase an aggregate amount of 2,250,000 shares of common shares at a strike price of $0.03 per share.

We granted Mr. Howlett the right to convert his accrued compensation of $197,260 as of December 31, 2016 into our common stock at prices ranging from $0.01 to $0.02 per share at any time until 2021. If exercised, we also agreed to issue a three year warrant to Mr. Howlett to purchase an aggregate amount of 7,401,000 shares of common shares at a strike price of $0.02 per share.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2017.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS STOCK AWARDS

Name	Number of Securities Underlying Unexercised Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Terry Howlett	1,000,000 1,000,000 1,000,000	- - -	- - -	0.04 0.04 0.05	10/19/2018(2) 1/20/2019(3) 12/7/2019(4)	- - -	- - -	- - -	- - -
	400,000	-	-	0.04	1/31/2018(5)	-	-	-	-
	1,700,000	-	-	0.02	2/10/2021	-	-	-	-

	(1)	On April 21, 2009, we modified the exercise price on all of our outstanding options issued prior to March 31, 2009 to $0.04 per share, which included all options issued to Mr. Howlett aside from the option issued on December 7, 2009 of 1,000,000 shares at $0.08 per share and the option issued on November 15, 2010 at $0.06 per share. On October 17, 2014, we modified the exercise price to $0.05 per share on the option issued on December 7, 2009 of 1,000,000 shares. Aside from this modification, during the last fiscal year there was not any outstanding option re-priced or otherwise modified. There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.
	(2)	On January 19, 2014, our Board of Directors approved to extend the expiration date 5 years.
	(3)	On January 19, 2014, our Board of Directors approved to extend the expiration date 5 years.
	(4)	On October 17, 2014, our Board of Directors approved to extend the expiration date 5 years.
(5)		On January 31, 2013, our Board of Directors approved to extend the expiration date 5 years

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Director Compensation

The table below summarizes all compensation of our directors as of December 31, 2017.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Greg McCartney Former Director	4,800	-	-	-	-	-	$4,800
David St. James	2,000	-	$35,497	-	-	-	$37,497

Narrative Disclosure to the Director Compensation Table

All the fees earned or paid in cash and stock options awards granted to Terry Howlett were earned in connection with his service as an executive officer. Mr. Howlett received no compensation for his service as a member of our board of directors.

On September 22, 2017, we granted an option to purchase 100,000 shares of our common stock to Mr. St. James. The options have a strike price of $0.035. The stock options were exercisable upon grant and have a life of 5 years. The stock options were valued at $35,497 using the Black-Scholes option pricing model.

Certain Relationships and Related Transactions, and Director Independence

Aside from that which follows and in “Executive Compensation,” none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction for the last two fiscal years or in any presently proposed transaction which, in either case, has or will materially affect us.

During the years ended 2017, Terry Howlett and Doreen McMorran advanced $4,749 to support the daily operations of the company. The advance is due on demand and bears no interest. $57,759 in advances were repaid during the year ending December 31, 2017.

On October 8, 2016, we entered into a 10% unsecured note payable to Doreen McMorran and received total proceeds of $5,070. The note is due on December 31, 2016. $4,000 of principal was repaid during the year ending December 31, 2016.

On October 11, 2016, we entered into a 10% unsecured note payable to Doreen McMorran and received total proceeds of $5,000. The note is due on December 31, 2016. As of December 31, 2017, $17,260 remained due to related parties as repayment for advanced and loaned monies, all other related party notes have been extinguished or re-negotiated as convertible notes.

The related party convertible notes are set forth in Note 11 to the financial statements included herein. The three employees that have convertible notes as a result of accrued compensation are Terry Howlett, Doreen McMorran and James A. Roszell.

On September 29, 2017, we entered into a licensing agreement with Ovation Science Inc. which is 37.8% owned by the Company as of December 31, 2017. As consideration for the grant of the License and the assignment of the Canopy agreement Ovation agreed to pay Skinvisible Inc. $500,000. $250,000 is due within 90 days of execution of the Agreement and a promissory note for $250,000 is payable upon the earlier of the company completing an initial public offering or March 31, 2018. As of December 31, 2017 Ovation had paid $250,000 to Skinvisible Inc. under this agreement.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following information does not give effect to the proposed Reverse Split described in the section “Reverse Split”, beginning on Page [●] of this proxy statement.

The following unaudited pro forma condensed combined financial data presents the pro forma financial position and results of operations of (1) Skinvisible based on the historical consolidated financial statements of Skinvisible, after giving effect to the proposed spin-off of all of the business, assets and certain liabilities of Skinvisible; and (2) the combined business based on the historical consolidated financial statements of Skinvisible and Quoin, after giving effect to the Merger. (but without regard to any adjustments that might be necessary to reflect the combination of the businesses)

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BALANCE SHEETS

	Skinvisible	Quoin	Consolidated Pro Forma	Skinvisible	Quoin	Consolidated Pro Forma	Skinvisible	Quoin	Consolidated Pro Forma
	3/31/18	3/31/18	3/31/18	12/31/17	12/31/17	12/31/17	12/31/16	12/31/16	12/31/16
ASSETS
Current assets
Cash	$32,957	$1	$32,958	$23,318	$1	$23,319	$3,019	$1	$3,020
Accounts receivable	9,699		9,699	9,905		9,905	9,974		9,974
Inventory	18,675		18,675	26,023		26,023	79,694		79,694
Due from related party	1,145		1,145	1,436		1,436	1,145		1,145
Promissory note due from related party, net of debt discount of $4,808	159,334		159,334	245,193		245,193	—		—
Prepaid expense and other current assets	7,500		7,500	10,000		10,000	—		—
Total current assets	229,310	1	229,311	315,875	1	315,876	93,832		93,832

Equity method investment in Ovation Inc.	—		—	109,968		109,968	—		—
Fixed assets, net of accumulated depreciation of $327,191 and $326,867, respectively	295		295	359		359	683		683
Intangible and other assets:
Patents and trademarks, net of accumulated amortization of $455,187 and $401,087, respectively	196,421		196,421	205,987		205,987	245,082		245,082

Total assets	$426,026	$1	$426,027	$632,189	$1	$632,190	$339,597		$339,597
	.			.
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued liabilities	$671,544	$1,659,549	2,331,093	$612,783	$1,369,349	1,982,132	$475,003	$160,644	635,647
Accounts payable related party	—		—	34,883		34,883	25,960		25,960
Accrued interest payable	1,550,433		1,550,433	1,674,346		1,674,346	1,092,768		1,092,768
Loans from related party	—		—	17,260		17,260	70,270		70,270
Loans payable	2,296,875		2,296,875	2,301,875		2,301,875	2,332,900		2,332,900
Convertible notes payable, net of unamortized debt discount of $6,551 and $71,827, respectively	1,176,433		1,176,433	1,173,449		1,173,449	1,329,163		1,329,163
Convertible notes payable related party, net of unamortized discount of $1,413,576 and $1,690,613 respectively	1,565,434		1,565,434	1,577,215		1,577,215	1,121,740		1,121,740
Total current liabilities	7,260,719	1,659,549	8,920,268	7,391,811	1,369,349	8,761,160	6,447,804	160,644	6,608,448

Total liabilities	7,260,719	1,659,549	8,920,268	7,391,811	1,369,349	8,761,160	6,447,804	160,644	6,608,448

Stockholders' deficit
Common stock; $0.001 par value; 200,000,000 shares authorized; 140,977,600 and 136,864,035 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	140,979	1	140,980	136,865	1	136,866	123,835	1	123,836
Shares payable	109,925		109,925	61,976		61,976	10,000		10,000
Additional paid-in capital	24,526,880		24,526,880	24,750,544		24,750,544	23,640,157		23,640,157
Accumulated deficit	(31,612,477)	(1,659,549)	(33,272,026)	(31,709,007)	(1,369,349)	(33,078,356)	(29,882,199)	(160,644)	(30,042,843)
Total stockholders' deficit	(6,834,693)	(1,659,548)	(8,494,241)	(6,759,622)	(1,369,348)	(8,128,970)	(6,108,207)	(160,643)	(6,268,850)

Total liabilities and stockholders' deficit	$426,026	$1	$426,027	$632,189	$1	$632,190	$339,597	$1	$339,598

41

STATEMENTS OF OPERATIONS

				Years Ending
	Skinvisible	Quoin	Consolidated Pro Forma	Skinvisible	Quoin	Consolidated Pro Forma	Skinvisible	Quoin	Consolidated Pro Forma
	3/31/18	3/31/18	3/31/18	12/31/17	12/31/17	12/31/17	12/31/16	12/31/16	12/31/16

Revenues	$15,632		15,632	$629,027		629,027	$108,890		108,890
			—			—			—
Cost of revenues	7,873		7,873	42,313		42,313	37,055		37,055
			—			—			—
Gross profit	7,759		7,759	586,714		586,714	71,835		71,835

Operating expenses
Depreciation and amortization	9,630			54,423			57,648
Selling general and administrative	172,695	290,200	462,895	896,450	1,208,705	2,105,155	855,891	160,644	1,016,535
Total operating expenses	182,325	290,200	462,895	950,873	1,208,705	2,105,155	913,539	160,644	1,016,535

Loss from operations	(174,566)	(290,200)	(455,136)	(364,159)	(1,208,705)	(1,518,441)	(841,704)	(160,644)	(944,700)

Other income and (expense)
Other income	4,807		4,807	4,812		4,812	5		5
Interest expense	(280,230)		(280,230)	(1,555,159)		(1,555,159)	(1,268,509)		(1,268,509)
Gain on deconsolidation of Ovation Inc.	595,127		595,127	90,189		90,189	—		—
Loss on equity method investment	(21,810)		(21,810)	(12,507)		(12,507)			—
Gain (loss) on extinguishment of debt	(26,798)		(26,798)	10,016		10,016	59,361		59,361
Total other expense	271,096	—	271,096	(1,462,649)	—	(1,462,649)	(1,209,143)	—	(1,209,143)

Net loss	$96,530	$(290,200)	$(193,670)	$(1,826,808)	$(1,208,705)	$(3,035,513)	$(2,050,847)	$(160,644)	$(2,211,491)

Basic loss per common share	$0.001	$(2,902)	$(0.001)	$(0.01)	$(12,087)	$(0.02)	$(0.02)	$(1,606)	$(0.02)

Basic weighted average common shares outstanding	139,789,237	100	139,789,337	130,111,422	100	130,111,522	118,471,104	100	118,471,204

42

STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Shares payable	Accumulated Deficit	Total Stockholders' Deficit
Balance, December 31, 2015 (audited)	115,701,969	115,702	22,053,555	—	(27,831,352)	(5,662,095)

Issuance of stock for cash	5,833,350	5,833	69,167	—	—	75,000

Shares issued for services	2,300,000	2,300	43,125	—	—	45,425

Shares issued for settlement of convertible notes	—	—	—	10,000	—	10,000

Warrants issued for services	—	—	100,320	—	—	100,320

Financing costs related to convertible notes payable	—	—	1,373,990	—		1,373,990

Net loss	—		—	—	(2,211,491)	(2,211,491)

Balance, December 31, 2016 (audited)	123,835,319	123,835	23,640,157	10,000	(30,042,843)	(6,268,851)

Issuance of stock for cash						—

Shares issued for services	1,741,500	1,742	47,896	—	—	49,638

Shares issued for cancellation of agreement	1,300,000	1,300	31,200	—	—	32,500

Shares issued for settlement of convertible notes	9,623,580	9,624	228,830	51,976	—	290,430

Shares issued for exercise of warrants	363,636	364	(364)	—	—	—

Options and warrants issued for services	—	—	140,952	—	—	140,952

Discount on note receiveable from related party	—	—	(9,615)	—	—	(9,615)

Financing costs related to convertible notes payable	—	—	671,488	—	—	671,488

Net loss					(3,035,513)	(3,035,513)

Balance, December 31, 2017 (audited)	136,864,035	136,865	24,750,544	61,976	(33,078,356)	(8,128,971)
	—
Shares issued for services	4,113,565	4,114				4,114

Shares issued for settlement of convertible notes				47,949		47,949

Discount on note receivable from related party			(223,664)			(223,664)

Net loss					(193,670)	(193,670)

Balance March 31, 2018 (unaudited)	140,977,600	140,979	24,526,880	109,925	(33,272,026)	(8,494,242)

43

STATEMENTS OF CASH FLOWS

				Years Ending
	Skinvisible	Quoin	Consolidated Pro Forma	Skinvisible	Quoin	Consolidated Pro Forma	Skinvisible	Quoin	Consolidated Pro Forma
	3/31/18	3/31/18	3/31/18	12/31/17	12/31/17	12/31/17	12/31/16	12/31/16	12/31/16
Cash flows from operating activities:
Net loss	$96,530	$(290,200)	$(193,670)	$(1,826,808)	$(1,208,705)	$(3,035,513)	$(2,050,847)	$(160,644)	$(2,211,491)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	9,630		9,630	54,424		54,424	57,648		57,648
Stock-based compensation	—		—	223,090		223,090	145,746		145,746
Gain on deconsolidation of Ovation Inc.	(595,127)		(595,127)	(90,189)		(90,189)	—		—
Amortization of debt discount	131,351		131,351	914,482		914,482	648,139		648,139
Loss on equity method investment	21,810		21,810	12,507		12,507	—		—
Imputed interest	4,807		4,807	(4,808)		(4,808)	—		—
Bank overdraft			—	—		—	(1,340)		(1,340)
Gain (loss) on extinguishment of debt	26,798		26,798	(10,016)		(10,016)	(59,361)		(59,361)
Changes in operating assets and liabilities:			—			—			—
Decrease in inventory	7,348		7,348	53,671		53,671	11,278		11,278
Increase in prepaid assets	2,500		2,500	(10,000)		(10,000)	—		—
Decrease (increase) in accounts receivable	206		206	69		69	(4,974)		(4,974)
Increase in accounts payable and accrued liabilities	93,387	1,659,549	1,752,936	(7,869)	1,208,705	1,200,836	785,415	160,644	946,059
Increase in due to related party	291		291	(291)		(291)	—		—
Increase (decrease) in promissary note from related party	81,052		81,052	(250,000)		(250,000)	—		—
Increase in accrued interest	144,056		144,056	927,863		927,863	223,914		223,914
Net cash used in operating activities	24,639	1,369,349	1,393,988	(13,875)	—	(13,875)	(244,382)	—	(244,382)

Cash flows from investing activities:
Investment in Ovation Inc.			—	(32,286)		(32,286)	—		—
Purchase of fixed and intangible assets	—		—	(15,005)		(15,005)	—		—
Net cash used in investing activities	—		—	(47,291)		(47,291)	—		—

Cash flows from financing activities:
Proceeds from investments in subsidiery			—	—		—	—		—
Proceeds from sales of common stock			—	—		—	75,000		75,000
Proceeds from related party loans, net of payments	(10,000)		(10,000)	(53,010)		(53,010)	60,501		60,501
Payments on notes payable			—	(46,025)		(46,025)	(25,600)		(25,600)
Proceeds from notes payable			—	15,000		15,000	77,000		77,000
Proceeds from convertible notes payable			—	220,000		220,000	108,000		108,000
Payments on convertible notes payable	(5,000)		(5,000)	(54,500)		(54,500)	(47,500)		(47,500)
Net cash provided by (used in) financing activities	(15,000)		(15,000)	81,465		81,465	247,401		247,401

Net change in cash	9,639		9,639	20,299		20,299	3,019		3,019

Cash, beginning of period	23,318		23,318	3,019		3,019	3,020		3,020
			—
Cash, end of period	$32,957	$1	$32,958	$23,318		$23,318	$6,039		$6,039

Supplemental disclosure of cash flow information:
Cash paid for interest	$7,932		$7,932	$29,045		$29,045	$32,173		$32,173
Cash paid for tax	$—		$—	$—		$—	$—		$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash investing and financing activities:
Accrued expenses convereted to notes	$—		$—	$178,439		$178,439	$419,325		$419,325
Benefitial conversion feature	$—		$—	$671,488		$671,488	$1,373,989		$1,373,989
Common stock issued on extiguishment of debts	$74,669		$74,669	$238,454		$238,454	$—		$—

44

PROPOSAL NO. 2: APPROVAL OF THE REVERSE SPLIT

Skinvisible is asking you to approve the reverse split proposal.

The Reverse Split

Prior to the execution of the Effective Time, Skinvisible will effect the Reverse Split.

Skinvisible’s board of directors has adopted resolutions (i) declaring that submitting an amendment to Skinvisible’s Articles of Incorporation to effect the Reverse Split of Skinvisible’s issued and outstanding common stock was advisable, and (ii) directing that a proposal to approve the Reverse Split be submitted to the holders of Skinvisible’s common stock for their approval. The Reverse Split of Skinvisible’s issued and outstanding common stock will be effected by a ratio of not less than one-for-ten and not more than one-for-one hundred, with the exact ratio to be set at a whole number within this range as determined by Skinvisible’s board of directors in its sole discretion.

Skinvisible’s board of directors believes that the Reverse Split is in the best interest of Skinvisible. A Reverse Split typically will initially result in an increase in the price per share of Skinvisible’s common stock. Skinvisible’s board of directors believes that an increased stock price may encourage investor interest and improve the marketability and liquidity of Skinvisible’s common stock. In addition, the Combined Company may in the future seek a listing on a national exchange, for which a higher stock price than the current price will be required. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers and investors. The Board of Directors believes that the anticipated higher market price resulting from a Reverse Split may reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Skinvisible’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Potential Risks of the Reverse Split

There can be no assurance that the bid price of Skinvisible’s common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split. Further, we cannot give any assurances that the Reverse Split will encourage investor interest and improve the marketability and liquidity of Skinvisible’s common stock.

Additionally, the liquidity of Skinvisible’s common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Split. Although the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, any decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in Skinvisible’s common stock.

Effects of the Reverse Split on Common Stock

After the effective date of the Reverse Split, each stockholder will own fewer shares of Skinvisible’s common stock. However, the Reverse Split will affect all of Skinvisible’s Common Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent that the Reverse Split results in any of Skinvisible’s stockholders receiving additional shares as a result of or owning a fractional share that is rounded up, each as described below. The number of stockholders of record will not be affected by the Reverse Split. Proportionate voting rights and other rights and preferences of the holders of Skinvisible’s common stock will not be affected by the Reverse Split other than as a result of and rounding up of fractional shares. All shares underlying outstanding options and warrants will also be automatically adjusted on the effective date of the Reverse Split.

45

Fractional Shares

No fractional shares of Skinvisible’s common stock will be issued as a result of the proposed Reverse Split. In lieu of issuing fractional shares, we will round fractions up to the nearest whole share.

Implementation and Exchange of Stock Certificates

As of the effective date of the Reverse Split, if implemented by Skinvisible’s Board of Directors, each certificate representing shares of Skinvisible common stock before the Reverse Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Skinvisible’s common stock resulting from the Reverse Split.

Skinvisible’s transfer agent will be available to effect the exchange of stock certificates. After the effective date, stockholders and holders of securities exercisable for Skinvisible’s common stock will be notified of the effectiveness of the Reverse Split. Stockholders of record will receive a letter suggesting to them that they surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Split. Stockholders should not destroy any stock certificate and should not submit any certificates until after the Reverse Split has become effective.

Material U.S. Federal Income Tax Considerations

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences that management believes will apply to Skinvisible and Skinvisible’s stockholders who are U.S. holders at the effective time of the Reverse Split, if any. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (d) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this information statement, all of which are subject to change, possibly with retroactive effect. Holders of shares of the Common Stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the Reverse Split, including the applicability and effect of federal, state, local and foreign income and other tax laws in their particular circumstances.

No gain or loss should be recognized by a stockholder upon his or her exchange of pre-Reverse Split shares for post-Reverse Split shares. The aggregate tax basis of the post-Reverse Split shares received (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares exchanged therefor. The stockholder’s holding period for the post-Reverse Split shares will include the period during which the stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.

Skinvisible should not recognize any gain or loss as a result of the Reverse Split.

The Reverse Split will require the approval of the holders of a majority of the outstanding shares of Skinvisible’s common stock. Abstentions and Broker non-votes will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE REVERSE SPLIT.

PROPOSAL 3 NAME CHANGE

The Board of Directors is soliciting your consent to an amendment to the Current Charter to change the name of Skinvisible, Inc. to “Quoin Pharmaceuticals, Inc.” (the “Name Change”). If approved by the stockholders of Skinvisible, after the effective date of the Merger, Skinvisible, Inc. will become “Quoin Pharmaceuticals, Inc. An amendment to Skinvisible’s Articles of Incorporation is required to effect the name change.

The board of directors believes that changing the name of the combined company to Quoin Pharmaceuticals better reflects the future direction and focus of the combined company, which will not be focused solely on dermatological products as the name Skinvisible suggests.

SKINVISIBLE’S BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO CHANGE THE NAME OF SKINVISIBLE, INC. AFTER THE EFFECTIVE DATE OF THE MERGER TO “QUOIN PHARMACEUTICALS, INC.”

46

PROPOSAL NO. 4: THE ADJOURNMENT PROPOSAL

The adjournment proposal allows Skinvisible’s board of directors to submit a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the Merger. In no event will Skinvisible solicit proxies to adjourn the Special Meeting or consummate the Merger beyond the date by which it may properly do so under Nevada law. The purpose of the adjournment proposal is to provide more time for the Skinvisible’s stockholders to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Merger Proposal.

In addition to an adjournment of the Special Meeting upon approval of an adjournment proposal, the board of directors of Skinvisible is empowered under Nevada law to postpone the meeting at any time prior to the meeting being called to order. In such event, Skinvisible will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an adjournment proposal is presented at the Special Meeting and such proposal is not approved by its stockholders, Skinvisible’s board of directors may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the consummation of the Merger. In such event, the Merger would not be completed.

Required Vote

Approval of the proposal to adjourn the Special Meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of shares of Skinvisible’s common stock entitled to vote. Adoption of the adjournment proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of the Board of Directors

SKINVISIBLE’S BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

As of the date of this proxy statement/prospectus, the board of directors of Skinvisible knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement/prospectus. If any other matters properly come before the Special Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of certain documents filed with the SEC by Skinvisible through the “SEC Filings” section of Skinvisible’s website.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Skinvisible, Inc.
6320 SOUTH SANDHILL ROAD, SUITE 10
LAS VEGAS, NV 89120

47

ANNEX A

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION by and among SKINVISIBLE, INC., QUOIN MERGER SUB, INC., QUOIN PHARMACEUTICALS, INC., Dated as of March 26, 2018

A-1

A-2

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Agreement”) is made and entered into as of March 26, 2018, by and among Skinvisible, Inc., a Nevada corporation (referred to as “Parent”), Quoin Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), Quoin Pharmaceuticals, Inc., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Section 8.14.

RECITALS

WHEREAS, Parent and the Company intend to merge Merger Sub with and into the Company, with the Company as the surviving corporation in such merger (the “Merger”), in accordance with this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will continue as a direct wholly owned subsidiary of Parent;

WHEREAS, pursuant to the terms and conditions of this Agreement, and subject to the adjustment provision in Section 5.15(a), the holders of the outstanding equity of the Company immediately prior to the Effective Time will own approximately 72.5% of the outstanding equity of Parent immediately following the Effective Time (and prior to the equity to be issued in the Private Placement) and the holders of the outstanding equity of Parent immediately prior to the Effective Time will own approximately 27.5% of the outstanding equity of Parent immediately following the Effective Time (and prior to the equity to be issued in the Private Placement);

WHEREAS, the Board of Directors of Parent has unanimously (a) determined that the Merger and this Agreement are advisable and in the best interests of Parent and its stockholders, (b) approved this Agreement, the Merger, the issuance of shares of Parent Common Stock to the Company Stockholders pursuant to the terms of this Agreement, and the other actions contemplated by this Agreement, and (c) determined to recommend that the stockholders of Parent vote to approve this Agreement, the issuance of shares of Parent Common Stock to the Company Stockholders pursuant to the terms of this Agreement and such other actions as contemplated by this Agreement including the Parent Stockholder Proposals;

WHEREAS, the Board of Directors of Merger Sub has unanimously (a) determined that the Merger and this Agreement are advisable and in the best interests of Merger Sub and its sole stockholder, (b) approved this Agreement, the Merger, and the other actions contemplated by this Agreement, and (c) determined to recommend that the stockholder of Merger Sub vote to approve this Agreement, the Merger and such other actions as contemplated by this Agreement;

WHEREAS, the Board of Directors of the Company has unanimously (a) determined that the Merger and this Agreement are advisable and in the best interests of the Company and its stockholders, (b) approved this Agreement, the Merger and the other actions contemplated by this Agreement, and (c) determined to recommend that the Company Stockholders vote to approve this Agreement, the Merger and such other actions as contemplated by this Agreement;

WHEREAS, in order to induce Parent and Merger Sub to enter into this Agreement and to cause the Merger to be consummated, the Company has entered into a definitive agreement (as the same may be amended from time to time in accordance with the terms thereof, the “Company Financing Agreement”) with certain Persons who are contractually obligated to participate in a private placement of Parent Common Stock, subject to completion of the Merger pursuant to the terms of this Agreement, to raise an aggregate of no less than $10,000,000 of gross proceeds for the Company to be received by Parent within five (5) days after the Effective Time (the “Private Placement”);

A-3

WHEREAS, in order to induce the Company to enter into this Agreement and to cause the Merger to be consummated, Terry Howlett (President & Chief Executive Officer of Parent) and Doreen McMorran (Vice President, Business Development & Marketing of Parent) are executing voting and support agreements in favor of the Company concurrently with the execution and delivery of this Agreement in the form substantially attached hereto as Exhibit A (the “Parent Voting Agreements”);

WHEREAS, in order to induce the Company to cause the Merger to be consummated, Terry Howlett (President & Chief Executive Officer of Parent) and Doreen McMorran (Vice President, Business Development & Marketing of Parent) are executing lock-up agreements relating to sales and certain other dispositions of shares of Parent Common Stock or certain other securities for a period of 180 days after the Closing (the “Parent Lock-up Agreements”);

WHEREAS, in order to induce Parent and Merger Sub to cause the Merger to be consummated, Michael Myers and Denise Carter, the founders of the Company, are executing lock-up agreements relating to sales and certain other dispositions of shares of Parent Common Stock or certain other securities for a period of 180 days after the Closing (the “Company Lock-up Agreements”); and

WHEREAS, for U.S. federal income tax purposes, Parent, Merger Sub, and the Company intend that the Merger, together with the issuance of shares of Parent Common Stock to the Company Stockholders, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, that this Agreement will constitute a “plan of reorganization” with the meaning of Treasury Regulations Sections 1.368-1(c), 1.368-2(g) and 1.368-3(a), and that Parent and the Company will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

Article 1
THE MERGER AND CERTAIN GOVERNANCE MATTERS

Section 1.1            Structure of the Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease, and the Company will continue as the surviving corporation following the Merger (the “Surviving Corporation”).

Section 1.2            Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL.

Section 1.3            Closing; Effective Time. Unless this Agreement is earlier terminated pursuant to the provisions of Section 7.1 of this Agreement, and subject to the satisfaction or waiver of the conditions set forth in Article 6 of this Agreement, the consummation of the Merger (the “Closing”) shall take place at the offices of Dentons US LLP, 1221 Avenue of the Americas, New York, NY 10020, no later than three (3) Business Days following the satisfaction (or waiver by the party entitled to the benefit thereof) of the conditions to the Closing set forth in Article 6 (other than the conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of each of such conditions), or at such other time, date and place as Parent and the Company may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” At the Closing, the Parties shall cause the Merger to be consummated by executing and filing with the Secretary of State of the State of Delaware a Certificate of Merger (the “Certificate of Merger”) with respect to the Merger, satisfying the applicable requirements of the DGCL and in a form reasonably acceptable to Parent and the Company. The Merger shall become effective at the time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time as may be specified in the Certificate of Merger with the consent of Parent and the Company (the time as of which the Merger becomes effective being referred to as the “Effective Time”).

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Section 1.4            Conversion of Shares.

(a)                At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of any of the foregoing:

(i)                        any shares of Company Common Stock owned as treasury stock of the Company or owned by Parent or by any direct or indirect wholly owned Subsidiary of Parent immediately prior to the Effective Time shall be automatically canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and

(ii)                        each share of Company Common Stock outstanding immediately prior to the Effective Time (excluding shares to be canceled pursuant to Section 1.4(a)(i) and Dissenting Shares) shall be automatically converted solely into the right to receive a number of shares of Parent Common Stock equal to the Exchange Ratio (the “Merger Shares”). No fractional shares of Parent Common Stock shall be issued in connection with the Merger as a result of the conversion provided for in this Section 1.4(a)(ii), and no certificates or scrip for any such fractional shares shall be issued. Any fractional shares of Parent Common Stock that that would be issuable as a result of the conversion provided for in Section 1.4(a)(ii) shall be rounded up to the next whole share. For the avoidance of any doubt, no Shares of Parent Preferred Stock will be issued in connection with the Merger to former holders of Company Common Stock (or any other class of capital stock of the Company).

(b)               Each share of common stock, $0.001 par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be automatically converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Company as the surviving corporation of the Merger. Each stock certificate of Merger Sub evidencing ownership of any such shares shall, as of the Effective Time, evidence ownership of such shares of common stock of the Company as the surviving corporation of the Merger.

Section 1.5            Closing of the Company’s Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any shares of Company Common Stock outstanding immediately prior to the Effective Time (a “Company Stock Certificate”) is presented to Parent, the Surviving Corporation or the Exchange Agent, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Section 1.4 and Section 1.6.

Section 1.6            Surrender of Certificates.

(a)                Exchange Agent. At the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of certificates formerly representing the Company Common Stock (“Certificates”), certificates or book-entry shares representing shares of Parent Common Stock in the aggregate amount equal to the Merger Shares. In addition, Parent shall deposit with the Exchange Agent, as necessary from time to time after the Effective Time, any dividends or other distributions payable pursuant to Section 1.6(c). All shares of Parent Common Stock, cash, dividends and distributions deposited with the Exchange Agent pursuant to this Section 1.6(a) shall hereinafter be referred to as the “Exchange Fund.” The Exchange Fund shall not be used for any other purpose.

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(b)               Exchange Procedures. As soon as reasonably practicable after the Effective Time (and in any event within five Business Days), Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and which shall be in customary form and contain customary provisions), and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Shares, any dividends or other distributions payable pursuant to Section 1.6(c). Each holder of record of one or more Certificates shall, upon surrender to the Exchange Agent of such Certificates, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, be entitled to receive promptly in exchange therefor (i) a certificate or certificates or book-entry shares representing that number of whole shares of Parent Common Stock (after taking into account all Certificates surrendered by such holder) to which such holder is entitled pursuant to Section 1.6(a), and (ii) any dividends or distributions payable pursuant to Section 1.6(c), and the Certificates so surrendered shall forthwith be canceled. In the event of a transfer of ownership of the Company Common Stock that is not registered in the transfer records of the Company, payment of the Merger Shares in accordance with Section 1.6(a) may be made to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other Taxes required by reason of the transfer or establish to the reasonable satisfaction of Parent that such Taxes have been paid or are not applicable. Until surrendered as contemplated by this Section 1.6(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Shares and any dividends or other distributions payable pursuant to Section 1.6(c). No interest shall be paid or will accrue on any payment to holders of Certificates pursuant to the provisions of this Article 1.

(c)                Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Parent Common Stock with a record date on or after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock that the holder thereof has the right to receive upon the surrender thereof, until the holder of such Certificate shall have surrendered such Certificate in accordance with this Article 1. Following the surrender of any Certificate, there shall be paid to the record holder of the certificate representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date on or after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date on or after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

(d)               No Further Ownership Rights in the Company Common Stock. The Merger Shares and any dividends or other distributions as are payable pursuant to Section 1.6(c) upon the surrender of Certificates in accordance with the terms of this Article 1 shall be deemed to have been in full satisfaction of all rights pertaining to the Company Common Stock formerly represented by such Certificates, subject, however, to the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by the Company on the Company Common Stock in accordance with the terms of this Agreement prior to the Effective Time.

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(e)                Termination of the Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates for one year after the Effective Time shall be delivered to Parent, upon demand, and any holders of the Certificates who have not theretofore complied with this Article 1 shall thereafter look only to Parent for, and Parent shall remain liable for, payment of their claim for the Merger Shares and any dividends or other distributions payable pursuant to Section 1.6(c) in accordance with this Article 1.

(f)                No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any person in respect of any shares of Parent Common Stock, cash, dividends or other distributions from the Exchange Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(g)               Investment of Exchange Fund. The Exchange Agent shall invest the cash included in the Exchange Fund as directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank which are then publicly available). Any interest and other income resulting from such investments shall be paid to and be income of Parent.

(h)               Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed (and without the requirement to post or deliver any bond), the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the Merger Shares, any dividends or other distributions payable pursuant to Section 1.6(c) pursuant to this Article 1.

(i)                 Withholding Rights. Parent, the Surviving Corporation or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as Parent, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or non-U.S. Tax Law and shall be entitled to request any reasonably appropriate Tax forms, including an IRS Form W-9 (or the appropriate IRS Form W-8, as applicable), from any recipient of payments hereunder; provided that the Parties shall undertake commercially reasonable efforts to minimize withholding, and shall provide notice (to the applicable Party) of any intention to withhold (or determination that the Exchange Agent may withhold) as soon as is practicable after forming the intention to withhold or determining that the Exchange Agent may withhold. To the extent that amounts are so withheld by Parent, the Surviving Corporation or the Exchange Agent, such withheld amounts (i) shall be treated for all purposes of this Agreement as having been paid to the holder of Certificates in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Exchange Agent, and (ii) shall be remitted by Parent, the Surviving Corporation or the Exchange Agent, as the case may be, to the applicable Governmental Authority.

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Section 1.7            Appraisal Rights.

(a)                Notwithstanding any provision of this Agreement to the contrary, shares of Company Capital Stock that are issued and outstanding immediately prior to the Effective Time and which are owned by stockholders who have validly exercised appraisal rights or dissenters’ rights for such shares of Company Capital Stock in accordance with the DGCL (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the per share amount of the Merger Shares described in Section 1.4 attributable to such Dissenting Shares. Such stockholders shall be entitled to receive payment of the appraised value of such shares of Company Capital Stock owned by them in accordance with the DGCL, unless and until such stockholders fail to perfect or effectively withdraw or otherwise lose their appraisal rights under the DGCL. All Dissenting Shares owned by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their right to appraisal of such shares of Company Capital Stock under the DGCL shall thereupon be deemed to be converted into and to have become exchangeable for, as of the Effective Time, the right to receive the per share amount of the Merger Shares attributable to such Dissenting Shares, upon their surrender in the manner provided in Section 1.6.

(b)               The Company shall give Parent prompt written notice of any demands by dissenting stockholders received by the Company, withdrawals of such demands and any other instruments served on the Company and any material correspondence received by the Company in connection with such demands and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, or to the extent required by applicable law, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands.

Section 1.8            Further Action. If, at any time after the Effective Time, any further action is determined by the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Corporation shall be fully authorized, and shall use their commercially reasonable efforts (in the name of the Company, in the name of Merger Sub and otherwise) to take such action.

Article 2
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Parent and Merger Sub as follows, except as set forth in the written disclosure schedule delivered by the Company to Parent (the “Company Disclosure Schedule”). The Company Disclosure Schedule shall be arranged in parts and subparts corresponding to the numbered and lettered Sections and subsections contained in this Article 2. The disclosures in any part or subpart of the Company Disclosure Schedule shall qualify other Sections and subsections in this Article 2 only to the extent it is clear from the face of the disclosure that such disclosure is applicable to such other Sections and subsections.

Section 2.1            Organization. The Company is a corporation validly existing and in good corporate standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. The Company is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing would not, either individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The certificate of incorporation of the Company (the “Company Charter”) and the bylaws of the Company (the “Company Bylaws”), copies of which have previously been made available to Parent, are true, correct and complete copies of such documents as currently in effect and the Company is not in violation of any provision thereof. Other than the Company Charter and the Company Bylaws, the Company is not a party to or bound by or subject to any stockholder agreement or other similar agreement governing the voting or transfer of the Company Capital Stock and is not subject to a stockholder rights plan.

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Section 2.2            Capitalization.

(a)                The authorized capital stock of the Company consists of 10,000 shares of Company Common Stock. As of the date hereof, there are 100 shares of Company Common Stock issued and outstanding. As of the date hereof, there are no shares of Company Common Stock held in the treasury of the Company. The Company has no shares of Company Common Stock reserved for issuance other than as described herein or in the Company Disclosure Schedule. The outstanding shares of Company Common Stock have been duly authorized and are validly issued, fully paid and nonassessable, and were not issued in violation of the material terms of any agreement binding upon the Company at the time at which they were issued and were issued in compliance with the Company Charter and Company Bylaws and all applicable securities Laws. Section 2.2(a) of the Company Disclosure Schedule sets forth a true, correct and complete list, as of the date hereof, of all issued and outstanding shares of Company Common Stock, on a holder-by-holder basis.

(b)               Except as set forth in Section 2.2(b) of the Company Disclosure Schedule, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements, or agreements of any character calling for the Company to issue, deliver, or sell, or cause to be issued, delivered, or sold any shares of Company Common Stock or any other equity security of the Company or any securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise receive any shares of Company Common Stock or any other equity security of the Company or obligating the Company to grant, extend, or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements, or any other similar agreements. Except as set forth in Section 2.2(b) of the Company Disclosure Schedule, there are no registration rights, repurchase or redemption rights, anti-dilutive rights, voting agreements, voting trusts, preemptive rights or restrictions on transfer relating to any capital stock of the Company.

(c)                Except for its interests in Polytherapeutics, Inc., a New Jersey Corporation (“Polytherapeutics”), the Company does not own, directly or indirectly, any capital stock of, or other equity interests in, any other Person. Neither the Company nor Polytherapeutics directly or indirectly owns any equity, membership, partnership or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity, membership, partnership or similar interest in, any Person, whether incorporated or unincorporated. All of the shares of capital stock of Polytherapeutics (i) have been duly authorized and are validly issued, fully paid (to the extent required under the applicable governing documents) and nonassessable, and (ii) are owned by the Company free and clear of any claim, lien, Encumbrance (other than Permitted Encumbrances), or agreement with respect thereto.

Section 2.3            Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Contemplated Transactions and perform its respective obligations hereunder, subject only to obtaining the Company Stockholder Approval. The adoption, execution, delivery and performance of this Agreement and the approval of the consummation of the Contemplated Transactions have been recommended by, and have been duly and validly adopted and approved by a unanimous vote of, the Board of Directors of the Company. No other approval or consent of, or action by, the holders of the outstanding securities of the Company, other than the Company Stockholder Approval, is required in order for the Company to execute and deliver this Agreement and to consummate the Contemplated Transactions and perform its obligations hereunder. The Board of Directors of the Company has declared this Agreement advisable, has directed that this Agreement be submitted to the Company Stockholders for adoption and approval and has recommended that the Company Stockholders adopt and approve this Agreement. Except for the Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceeding on the part of the Company is necessary to authorize the adoption, execution, delivery and performance of this Agreement or to consummate the Merger and the other Contemplated Transactions. This Agreement has been duly and validly executed and delivered by the Company, and (assuming due authorization, execution and delivery by the other parties hereto), constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar Laws relating to creditors’ rights and general principles of equity.

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Section 2.4            Non-Contravention; Consents.

(a)                Except as set forth in Section 2.4(a) of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the Contemplated Transactions will not, (i) conflict with, or result in any violation or breach of, any provision of the Company Charter or the Company Bylaws, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any Encumbrance on the Company’s assets under, any of the terms, conditions or provisions of any Company Material Contract, or other agreement, instrument or obligation to which the Company is a party or by which it or any of its properties or assets may be bound, or (iii) subject to obtaining the Company Stockholder Approval and subject to the consents, approvals and authorizations specified in clauses (i) through (v) of Section 2.4(b) having been obtained prior to the Effective Time and all filings and notifications described in Section 2.4(b) having been made, conflict with or violate any Law applicable to the Company or any of its properties or assets, except in the case of clauses (ii), and (iii) of this Section 2.4(a) for any such conflicts or violations, breaches, rights of termination, Encumbrances, penalties, defaults, terminations, cancellations, accelerations, losses, changes of control, or payments, that have not had, and would not reasonably be expected to result in, a Company Material Adverse Effect.

(b)               No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Contemplated Transactions, except for (i) obtaining the Company Stockholder Approval, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which the Company is qualified as a foreign corporation to transact business, (iii) any filings required to be made with the SEC in connection with this Agreement and the Contemplated Transactions, (iv) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities Laws, and (v) such other consents, licenses, permits, orders, authorizations, filings, approvals and registrations which, if not obtained or made, have not had, and would not reasonably be expected to result in, a Company Material Adverse Effect.

Section 2.5            Material Contracts.

(a)                The Company is party to that certain Acquisition Agreement dated March 24, 2018 with Polytherapeutics, Inc., pursuant to which the Company acquired all of the outstanding shares of capital stock of Polytherapeutics (the “Polytherapeutics Agreement”).

(b)               The Company is also a party to the Contracts set forth on Section 2.5 of the Company Disclosure Schedule (with the Polytherapeutics Agreement, the “Company Material Contracts”).

(c)                The Company is not party to any material Contracts other than the Company Material Contracts. Except as set forth on Section 2.5 of the Company Disclosure Schedule, the Company has not, and to the Knowledge of the Company, no other party to a Company Material Contract breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the Company Material Contracts in such manner as would permit any other party to cancel or terminate any such Company Material Contract, which has had or would reasonably be expected to have a Company Material Adverse Effect. As to the Company, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to: (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies. Except as set forth on Section 2.5 of the Company Disclosure Schedule, the consummation of the Contemplated Transactions will not (either alone or upon the occurrence of additional acts or events) result in any material payment or payments becoming due from the Company to any Person under any Company Material Contract or give any Person the right to terminate or alter the provisions of any Company Material Contract.

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Section 2.6            Limited Operations. Other than in connection with the negotiation, execution and delivery of this Agreement and the other agreements contemplated hereby, the Company has not (a) conducted any business, (b) incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), (c) owned any assets or (d) violated any applicable Laws. The Company has not adopted any Employee Programs.

Section 2.7            Vote Required. The affirmative vote (or action by written consent) of the holders of a majority of the Company Common Stock (the “Company Stockholder Approval”), is the only vote or consent of the holders of any class or series of Company Capital Stock necessary to adopt or approve this Agreement and the Merger.

Section 2.8            No Financial Advisor. Except as set forth on Section 2.8 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of the Company.

Section 2.9            Disclosure; Company Information. None of the information provided by the Company specifically for inclusion in the Proxy Statement will, at the time of the mailing of the Proxy Statement or any amendment or supplement thereto or at the time of the Parent Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation is made by the Company with respect to the information that has been or will be supplied by Parent, Merger Sub or any of their Representatives for inclusion in the Proxy Statement.

Article 3
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Company as follows, except as set forth in (x) the Parent SEC Reports filed on or after April 16, 2015 and prior to the date hereof (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are cautionary, predictive or forward-looking in nature), or (y) the written disclosure schedule delivered by Parent to the Company (the “Parent Disclosure Schedule”). The Parent Disclosure Schedule shall be arranged in parts and subparts corresponding to the numbered and lettered sections and subsections contained in this Article 3. The disclosures in any part or subpart of the Parent Disclosure Schedule shall qualify other Sections and subsections in this Article 3 only to the extent it is clear from the face of the disclosure that such disclosure is applicable to such other Sections and subsections.

Section 3.1            Organization.

(a)                Parent is a corporation validly existing and in good corporate standing under the Laws of the State of Nevada. Parent has all requisite corporate power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. Parent is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing would not, either individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. The Parent Charter and Parent Bylaws, as amended, copies of which have previously been made available to the Company, are true, correct and complete copies of such documents as currently in effect and Parent is not in violation of any provision thereof. Other than the Parent Charter and Parent Bylaws, as amended, Parent is not a party to or bound by or subject to any stockholder agreement or other similar agreement governing the voting or transfer of the capital stock of the Parent and is not subject to a stockholder rights plan.

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(b)               Merger Sub is a corporation duly incorporated, validly existing and in good corporate standing under the Laws of the State of Delaware. Merger Sub was formed solely for the purpose of engaging in the Contemplated Transactions. All of the issued and outstanding capital stock of Merger Sub, which consists of 1,000 shares of common stock, $0.01 par value, is validly issued, fully paid and non-assessable, and is owned, beneficially and of record, by Parent, free and clear of any claim, lien, Encumbrance, or agreement with respect thereto. Except for obligations and liabilities incurred in connection with its incorporation and the Contemplated Transactions, Merger Sub has not, and will not have, incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person. The Certificate of Incorporation and Bylaws of Merger Sub, copies of which have previously been made available to the Company, are true, correct and complete copies of such documents as currently in effect and Merger Sub is not in violation of any provision thereof.

(c)                Each of Parent’s Subsidiaries is a corporation or legal entity, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization. Each of Parent’s Subsidiaries has all requisite corporate power or other power and authority to own, lease and operate all of its properties and assets and to carry on its business as it is now being conducted. Each of Parent’s Subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not, either individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. The certificate of incorporation and bylaws or equivalent organizational documents of each of Parent’s Subsidiaries (other than Merger Sub), copies of which have previously been made available to the Company, are true, correct and complete copies of such documents as currently in effect and such Subsidiaries of Parent are not in violation of any provision thereof.

Section 3.2            Capitalization.

(a)                As of the date hereof, the authorized capital stock of Parent consists of 200,000,000 shares of Parent Common Stock. As of February 27, 2018, there are 140,977,600 shares of Parent Common Stock issued and outstanding. Parent has 59,022,400 shares of Parent Common Stock reserved for issuance. The outstanding shares of Parent Common Stock have been duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of the material terms of any agreement binding upon Parent at the time at which they were issued and were issued in compliance with the Parent Charter and Parent Bylaws and all applicable securities Laws.

(b)               Except for the Parent Stock Option Plan, the Parent Stock Options, the Parent Warrants and as disclosed in the Parent Disclosure Schedule, Parent does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements, or agreements of any character calling for Parent to issue, deliver, or sell, or cause to be issued, delivered, or sold any shares of Parent Common Stock or any other equity security of Parent or any Subsidiary of Parent or any securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise receive any shares of Parent Common Stock or any other equity security of Parent or any Subsidiary of Parent or obligating Parent or any such Subsidiary to grant, extend, or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements, or any other similar agreements. There are no registration rights, repurchase or redemption rights, anti-dilutive rights, voting agreements, voting trusts, preemptive rights or restrictions on transfer relating to any capital stock of Parent.

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(c)                As of the date hereof, there are 10,100,000 shares of Parent Common Stock issuable upon exercise of all outstanding Parent Stock Options, subject to adjustment on the terms set forth in the Parent Stock Option Plan. Section 3.2(c) of the Parent Disclosure Schedule sets forth a true, correct and complete list, as of the date hereof, of (i) the name of the holder of each Parent Stock Option, (ii) the date each Parent Stock Option was granted, (iii) the number, issuer and type of securities subject to each such Parent Stock Option, (iv) the expiration date of each such Parent Stock Option, (v) the vesting schedule of each such Parent Stock Option, (vi) the price at which each such Parent Stock Option (or each component thereof, if applicable) may be exercised, (vii) the number of shares of Parent Common Stock issuable upon the exercise of such, or upon the conversion of all securities issuable upon the exercise of such, Parent Stock Options, and (viii) whether and to what extent the exercisability of each Parent Stock Option will be accelerated upon consummation of the Contemplated Transactions or any termination of employment thereafter.

(d)               Section 3.2(d) of the Parent Disclosure Schedule sets forth a true, correct and complete list, as of the date hereof, of (i) the name of the holder of each Parent Restricted Stock Award, (ii) the number of shares of Parent Common Stock subject to the award, (iii) the vesting schedule of each such Parent Restricted Stock Award, and (iv) whether and to what extent the vesting of each Parent Restricted Stock Award will be accelerated upon consummation of the Contemplated Transactions or any termination of employment thereafter.

(e)                Section 3.2(e) of the Parent Disclosure Schedule lists each Subsidiary of Parent, other than Merger Sub, as of the date hereof and indicates for each such Subsidiary as of such date (i) the percentage and type of equity securities owned or controlled, directly or indirectly, by Parent, and (ii) the jurisdiction of incorporation or organization. Except as set forth in Section 3.2(e) of the Parent Disclosure Schedule, no Subsidiary of Parent has or is bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold any of its equity securities or any securities convertible into, exchangeable for, or representing the right to subscribe for, purchase or otherwise receive any such equity security or obligating such Subsidiary to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements, or other similar agreements. Except as set forth in Section 3.2(e) of the Parent Disclosure Schedule, there are no outstanding contractual obligations of any Subsidiary of Parent to repurchase, redeem, or otherwise acquire any of its capital stock or other equity interests. All of the shares of capital stock of each of the Subsidiaries of Parent (A) have been duly authorized and are validly issued, fully paid (to the extent required under the applicable governing documents) and nonassessable, and (B) are owned by Parent free and clear of any claim, lien, Encumbrance (other than Permitted Encumbrances), or agreement with respect thereto.

(f)                The Parent Common Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, have been duly authorized, and be validly issued, fully paid and nonassessable.

Section 3.3            Authority. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Contemplated Transactions and perform its respective obligations hereunder, subject only to obtaining Parent Stockholder Approvals of the matters requiring shareholder approval. The adoption, execution, delivery and performance of this Agreement and the approval of the consummation of the Contemplated Transactions have been duly and validly adopted and approved by each of the boards of directors of Parent and Merger Sub by unanimous vote of the directors participating in such votes. The Board of Directors of Parent has recommended that the stockholders of Parent approve the Parent Stockholder Proposals at the Parent Stockholder Meeting. The Board of Directors of Merger Sub has declared this Agreement advisable and has recommended that the sole stockholder of Merger Sub adopt this Agreement and approve the Merger. Except for Parent Stockholder Approvals and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware for the Merger, no other corporate or other proceeding on the part of Parent or Merger Sub is necessary to authorize the adoption, execution, delivery and performance of this Agreement or to consummate the Merger and the other Contemplated Transactions. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub, and (assuming due authorization, execution and delivery by the other parties hereto), constitutes the legal, valid and binding obligations of Parent and Merger, enforceable against Parent and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar Laws relating to creditors’ rights and general principles of equity.

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Section 3.4            Non-Contravention; Consents.

(a)                The execution and delivery of this Agreement by Parent and Merger Sub does not, and the consummation by Parent and Merger Sub of the Contemplated Transactions will not, (i) conflict with, or result in any violation or breach of, any provision of the Parent Charter or Parent Bylaws or of the charter, bylaws, or other organizational document of any Subsidiary of Parent, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change in control under, require the payment of a penalty under or result in the imposition of any Encumbrances on Parent’s or any of its Subsidiaries’ assets under, any of the terms, conditions or provisions of any Parent Material Contract or other agreement, instrument or obligation to which Parent or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) subject to obtaining Parent Stockholder Approval and subject to the consents, approvals and authorizations specified in clauses (i) through (v) of Section 3.4(b) having been obtained prior to the Effective Time and all filings and notifications described in Section 3.4(b) having been made, conflict with or violate any Law applicable to Parent or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii), and (iii) of this Section 3.4(a) for any such conflicts, violations, breaches, rights of termination, Encumbrances, penalties, defaults, terminations, cancellations, accelerations, losses, changes of control, or payments, that have not had, and would not reasonably be expected to result in, a Parent Material Adverse Effect.

(b)               No consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Authority is required by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger of the Contemplated Transactions, except for (i) obtaining the Parent Stockholder Approval, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate corresponding documents with the appropriate authorities of other states in which Parent is qualified as a foreign corporation to transact business, (iii) any filings required to be made with the SEC in connection with Parent Stockholder Meeting, this Agreement and the Contemplated Transactions (including (A) the filing of the Proxy Statement with the SEC in accordance with the Exchange Act, and (B) the filing of a Form D Notice of Exempt Offering of Securities or other related filings in reliance on an exemption provided in Regulation D of the Securities Act), (iv) such consents, approvals, orders, authorizations, registrations, declarations, notices and filings as may be required under applicable state securities Laws, the rules and regulations of FINRA, and (v) such other consents, licenses, permits, orders, authorizations, filings, approvals and registrations which, if not obtained or made, have not had, and would not reasonably be expected to result in, a Parent Material Adverse Effect.

(c)                This Section 3.4 does not relate to (i) Tax Laws, which are governed exclusively by Section 3.13 and Section 3.14, (ii) ERISA or other Laws regarding employee benefit matters, which are governed exclusively by Section 3.14, (iii) Labor Laws, which are governed exclusively by Section 3.15, (iv) Environmental Laws, which are governed exclusively by Section 3.16, or (v) Anticorruption Laws, which are governed exclusively by Section 3.21.

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Section 3.5            SEC Filings; Financial Statements.

(a)                Parent has filed or furnished, as applicable, on a timely basis all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act since April 16, 2015 (the forms, statements, reports and documents filed or furnished since April 16, 2015 and those filed or furnished subsequent to the date hereof, including any amendments thereto, the “Parent SEC Reports”). Each of the Parent SEC Reports, at the time of its filing or being furnished complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and any rules and regulations promulgated thereunder applicable to the Parent SEC Reports, or, if not yet filed or furnished, will to the Knowledge of Parent comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and any rules and regulations promulgated thereunder applicable to the Parent SEC Reports. As of their respective dates (or, if amended prior to the date hereof, as of the date of such amendment), the Parent SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, and any Parent SEC Reports filed or furnished with the SEC subsequent to the date hereof will not to Parent’s knowledge, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(b)               As of the date of this Agreement, Parent has timely responded to all comment letters of the staff of the SEC relating to the Parent SEC Reports, and the SEC has not advised Parent that any final responses are inadequate, insufficient or otherwise non-responsive. Parent has made available to the Company true, correct and complete copies of all comment letters, written inquiries and enforcement correspondence between the SEC, on the one hand, and Parent and any of its Subsidiaries, on the other hand, occurring since April 16, 2015 and will, reasonably promptly following the receipt thereof, make available to the Company any such correspondence sent or received after the date hereof. To the Knowledge of Parent, as of the date of this Agreement, none of the Parent SEC Reports is the subject of ongoing SEC review or outstanding SEC comment.

(c)                (i) Each of the consolidated financial statements (including, in each case, any notes or schedules thereto) included in or incorporated by reference into the Parent SEC Reports fairly present, in all material respects, the consolidated financial position of Parent and its consolidated Subsidiaries as of its date, or, in the case of the Parent SEC Reports filed after the date hereof, will fairly present, in all material respects, the consolidated financial position of Parent and its consolidated Subsidiaries as of its date and each of the consolidated statements of income, changes in stockholders’ equity (deficit) and cash flows included in or incorporated by reference into the Parent SEC Reports (including any related notes and schedules) fairly presents in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of such companies for the periods set forth therein (except as indicated in the notes thereto, and in the case of unaudited statements, as may be permitted by the rules of the SEC, and subject to normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein, or in the case of Parent SEC Reports filed after the date hereof, will fairly present, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of such companies for the periods set forth therein (except as indicated in the notes thereto, and in the case of unaudited statements, as may be permitted by the rules of the SEC, and subject to normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein (the “Parent Financial Statements”).

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(d)               Except as set forth in Section 3.5(d) of the Parent Disclosure Schedule, Parent (i) maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that information required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC’s rules and forms.

(e)                Each of the principal executive officer of Parent and the principal financial officer of Parent (or each former principal executive officer of Parent and each former principal financial officer of Parent, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated thereunder with respect to the Parent SEC Reports, and the statements contained in such certifications were true and correct on the date such certifications were made. For purposes of this Section 3.5(e), “principal executive officer” and “principal financial officer” has the meanings given to such terms in the Sarbanes-Oxley Act. None of Parent or any of its Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers in violation of Section 402 of the Sarbanes-Oxley Act.

(f)                Neither Parent or any of its Subsidiaries nor, to the Knowledge of Parent, any director, officer, employee, or internal or external auditor of Parent or any of its Subsidiaries has received or otherwise had or obtained actual Knowledge of Parent of any substantive material complaint, allegation, assertion or claim, whether written or oral, that Parent or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

Section 3.6            Absence of Changes. Since December 31, 2016, Parent and each of its Subsidiaries have conducted their respective businesses in all material respects in the Ordinary Course of Business consistent with their past practices. Except as set forth (x) in Parent SEC Reports, and (y) on Section 3.6 of the Parent Disclosure Schedule, after December 31, 2015 and on or before the date hereof:

(a)                there has not been any change, event, circumstance or condition to the Knowledge of Parent that, individually or in the aggregate, has had, or would reasonably be expected to have, a Parent Material Adverse Effect;

(b)               except as required as a result of a change in applicable Laws or GAAP or as disclosed in the notes to the Parent Financial Statements, there has not been any material change in any method of accounting or accounting practice by Parent or any of its Subsidiaries;

(c)                there has not been any other action, event or occurrence that would have required the consent of the Company pursuant to Section 4.4(a) of this Agreement had such action, event or occurrence taken place after the execution and delivery of this Agreement;

(d)               Except as set forth in Section 3.6(d) of the Parent Disclosure Schedule, there has not been any (i) grant of or increase in any severance or termination pay to any employee, director or other service provider of Parent or its Subsidiaries, (ii) entry into any employment, consulting, deferred or equity compensation, retention, change in control, transaction bonus, severance or other similar plan or agreement (or any amendment to any such existing agreement) with any new or current employee, director or other service provider of Parent or any of its Subsidiaries, (iii) change in the compensation, bonus or other benefits payable or to become payable to its directors, officers, employees or consultants, except in the Ordinary Course of Business consistent with past practice, or as required by any pre-existing plan or arrangement set forth in Section 3.6(d) of the Parent Disclosure Schedule, (iv) action to accelerate the vesting or payment of any compensation or benefit to any employee of Parent, (v) adoption, modification or termination of any Parent Employee Program other than as required by applicable Law, or (vi) termination of any officers or key employees of Parent or any of its Subsidiaries; or

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(e)                Parent has not acquired or sold, pledged, leased, encumbered or otherwise disposed of any material property or assets or agreed to do any of the foregoing;

(f)                Other than (i) as set forth in Section 3.6(f) of the Parent Disclosure Schedule and (ii) the grant of non-exclusive licenses in the Ordinary Course of Business, there has been no transfer (by way of a license or otherwise) of, or agreement to transfer to, any Person’s rights to any of the Parent Intellectual Property;

(g)               there has been no notice delivered to Parent of any claim of ownership by a third party of any of the Parent Intellectual Property, or of infringement by Parent of any Third Party Intellectual Property; and

(h)               there has not been any binding agreement to do any of the foregoing.

Section 3.7            Title to Assets. Each of Parent and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all tangible properties or assets and equipment used or held for use in its business or operations or purported to be owned by it. All of said assets are owned by Parent or a Subsidiary of Parent free and clear of any Encumbrances, except for: (i) any lien for current Taxes not yet due and payable or for Taxes that are being contested in good faith and for which adequate reserves have been made on Parent’s audited consolidated balance sheet at December 31, 2015, (ii) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of Parent and its Subsidiaries, taken as a whole, and (iii) Encumbrances described in Section 3.7 of the Parent Disclosure Schedule.

Section 3.8            Properties.

(a)                Section 3.8(a) of the Parent Disclosure Schedule contains a complete and correct list, as of the date hereof, of the Parent Leased Real Property. Prior to the date of this Agreement, Parent has made available to the Company true, correct and complete copies of all lease agreements governing the Parent Leased Real Property, and each such lease agreement is valid, binding and in full force and effect. With respect to each Parent lease, except as would not, individually or in the aggregate, have a Parent Material Adverse Effect:

(i)                        the Parent Leases and the Parent Ancillary Lease Documents are valid and in full force and effect except to the extent they have previously expired or terminated in accordance with their terms. Parent and its Subsidiaries have delivered to Parent full, complete and accurate copies of each of the Parent Leases and all Parent Ancillary Lease Documents described in Section 3.8(a) of the Parent Disclosure Schedule;

(ii)                        none of the Parent Leased Real Property is subject to any Encumbrance other than a Permitted Encumbrance;

(iii)                        none of Parent or its Subsidiaries, nor, to the Knowledge of Parent, any other party to any Parent Leases or Parent Ancillary Lease Documents is in breach or default, and, to the Knowledge of Parent, no event has occurred which, with notice or lapse of time, would constitute such a breach or default under the Parent Leases or any Parent Ancillary Lease Documents;

(iv)                        none of Parent or its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any of its rights and interest in the leasehold or subleasehold under any of the Parent Leases or any Parent Ancillary Lease Documents in a manner that is material to Parent and that relates to the use or occupancy of all or any portion of the Parent Leased Real Property.

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(b)               Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) Parent and its Subsidiaries own good title, free and clear of all Encumbrances, to all personal property and other non-real estate assets, in all cases excluding the Parent Intellectual Property, necessary to conduct the Parent Business, except for Permitted Encumbrances, and (ii) Parent and its Subsidiaries, as lessees, have the right under valid and subsisting leases to use, possess and control all personal property leased by Parent and its Subsidiaries as now used, possessed and controlled by Parent or its Subsidiaries, as applicable.

(c)                None of Parent or its Subsidiaries has any Parent Owned Real Property.

Section 3.9            Intellectual Property.

(a)          Section 3.9(a) of the Parent Disclosure Schedule contains a complete and accurate list of all (i) Patents owned by Parent or any of its Subsidiaries or exclusively licensed to Parent or any of its Subsidiaries (“Parent Patents”), registered and material unregistered Marks owned by Parent or any of its Subsidiaries (“Parent Marks”) and registered owned by Parent or any of its Subsidiaries (“Parent Copyrights”), (ii) licenses, sublicenses or other agreements under which Parent or any of its Subsidiaries is granted rights by others in the Parent Intellectual Property (“Parent In-Licenses”) (other than commercial off the shelf software or materials transfer agreements), and (iii) licenses, sublicenses or other agreements under which Parent or any of its Subsidiaries has granted rights to others in the Parent Intellectual Property (“Parent Out-Licenses”).

(b)               With respect to the Parent Intellectual Property (i) owned or purported to be owned by Parent or any of its Subsidiaries, Parent or one of its Subsidiaries exclusively owns such Parent Intellectual Property, and (ii) licensed to Parent or any of its Subsidiaries by a third party (other than commercial off the shelf software or materials transfer agreements), such Parent Intellectual Property are the subject of a written license or other agreement; in the case of the foregoing clauses (i), and (ii) above, free and clear of all Encumbrances, other than Encumbrances resulting from the express terms of a Parent In-Licenses or Parent Out- License or Permitted Encumbrances granted by Parent or one of its Subsidiaries.

(c)                To the Knowledge of Parent, all Parent Patents, Parent Marks and Parent Copyrights are valid and enforceable.

(d)               To the Knowledge of Parent, each Parent Patent that has been issued by, or registered with, or is the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office or any similar office or agency anywhere in the world was issued, registered, or filed, as applicable, with the correct inventorship and there has been no known misjoinder or nonjoinder of inventors.

(e)                No Parent Patent is now involved in any interference, reissue, re-examination or opposition proceeding.

(f)                There are no claims pending or, to the Knowledge of Parent, threatened in writing against Parent or any of its employees alleging that the operation of the Parent Business or any activity by Parent, or the manufacture, sale, offer for sale, importation, and/or use of any Parent Product Candidate infringes or violates (or in the past infringed or violated) the rights of others in or to any Intellectual Property (“Third Party Intellectual Property”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any subject matter of any Intellectual Property of any person or entity or that any Parent Intellectual Property is invalid or unenforceable.

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(g)               To the Knowledge of Parent, neither the operation of the Parent Business, nor any activity by Parent or any of its Subsidiaries, nor manufacture, use, importation, offer for sale and/or sale of any Parent product infringes or violates (or in the past infringed or violated) any Third Party Intellectual Property or constitutes a misappropriation of (or in the past constituted a misappropriation of) any subject matter of any Third Party Intellectual Property.

(h)               Except with respect to fees payable to third party licensors pursuant to the Parent In-Licenses, none of Parent or any of its Subsidiaries has any obligation to compensate any person for the use of any Intellectual Property. Except as set forth in Section 3.9(h) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries has entered into any agreement to indemnify any other person against any claim of infringement or misappropriation of any Intellectual Property. There are no settlements, covenants not to sue, consents, judgments, or orders or similar obligations that: (i) restrict Parent’s or any of its Subsidiaries’ rights to use any Parent Intellectual Property, (ii) restrict the Parent Business, in order to accommodate a third party’s Intellectual Property, or (iii) permit third parties to use any Parent Intellectual Property (excluding any rights granted to any third parties pursuant to the Parent Out-Licenses).

(i)                 All former and current employees, consultants and contractors of Parent and its Subsidiaries who have been involved in the creation and/or development of any Parent Intellectual Property have executed written instruments with Parent or one or more of its Subsidiaries that assign to Parent all rights, title and interest in and to any and all Intellectual Property created and/or developed by such employee, consultant or contractor in the course of their employment or engagement with Parent or the applicable Subsidiary.

(j)                 To the Knowledge of Parent, (i) there is no, nor has there been any, infringement or violation by any person or entity of any Parent Intellectual Property owned by, or exclusively licensed to, Parent or any of its Subsidiaries, or the rights of Parent or any of its Subsidiaries therein or thereto and (ii) there is no, nor has there been any, misappropriation by any person or entity of any Parent Intellectual Property owned by, or exclusively licensed to, Parent or any of its Subsidiaries, or the subject matter thereof.

(k)               Parent and each of its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all Trade Secrets owned by Parent or any of its Subsidiaries or used or held for use by Parent or any of its Subsidiaries in the Parent Business (the “Parent Trade Secrets”).

(l)                 Following the Effective Time, the Surviving Corporation will have substantially similar rights and privileges in the Parent Intellectual Property as Parent had in the Parent Intellectual Property immediately prior to the Effective Time.

Section 3.10        Material Contracts. Section 3.10 of the Parent Disclosure Schedule is a correct and complete list of each currently effective Parent Contract:

(a)                relating to the lease of real property by Parent or any of its Subsidiaries;

(b)               for the purchase of materials, supplies, goods, services, equipment or other assets for annual payments by Parent or any of its Subsidiaries of, or pursuant to which in the last year Parent or any of its Subsidiaries paid, in the aggregate, $10,000 or more;

(c)                for the sale of materials, supplies, goods, services, equipment or other assets for annual payments to Parent or any of its Subsidiaries of, or pursuant to which in the last year Parent or any of its Subsidiaries received, in the aggregate, $10,000 or more;

(d)               that relates to any partnership, joint venture, strategic alliance or other similar Contract;

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(e)                relating to Indebtedness for borrowed money or the deferred purchase price of property (whether incurred, assumed, guaranteed or secured by any asset), except for Contracts relating to Indebtedness in an amount not exceeding $10,000 in the aggregate;

(f)                any management, employment, severance, retention, transaction bonus, change in control, consulting or other similar Contract between: (i) Parent or any of its Subsidiaries, on the one hand, and (ii) any employee, director or other service provider of Parent or its Subsidiaries, on the other hand, other than any such Contract that is terminable “at will” or without any obligation in excess of $10,000 on the part of Parent or any of its Subsidiaries to make any severance, bonus, termination, change in control or similar payment or to provide any other benefit with a value in excess of $10,000 (other than benefits required to be provided by applicable Law);

(g)               which by its terms limits in any respect (i) the localities in which all or any significant portion of the business and operations of Parent or any Affiliate of Parent (which will include the Surviving Corporation after the Effective Time), or (ii) the right of Parent or any Affiliate of Parent (which will include the Surviving Corporation after the Effective Time) to compete with any Person;

(h)               in respect of any Parent Intellectual Property that provides for annual payments of, or pursuant to which in the last year Parent or any of its Subsidiaries paid or received, in the aggregate, $10,000 or more;

(i)                 containing any royalty, dividend or similar arrangement based on the revenues or profits of Parent or any of its Subsidiaries;

(j)                 with any Governmental Authority;

(k)               any Contract with (a) an executive officer or director of Parent or any of its Subsidiaries or any of such executive officer’s or director’s immediate family members, (b) an owner of more than five percent (5%) of the voting power of the outstanding capital stock of Parent, or (c) to the Knowledge of Parent, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than Parent or its Subsidiaries);

(l)                 any agreement that gives rise to any material payment or benefit as a result of the performance of this Agreement or any of the other Contemplated Transactions;

(m)             relating to the acquisition or disposition of any material interest in, or any material amount of, property or assets of Parent or any of its Subsidiaries or for the grant to any Person of any preferential rights to purchase any of their assets, other than in the Ordinary Course of Business; or

(n)               any other agreement (or group of related agreements) the performance of which requires aggregate payments to or from Parent or any of its Subsidiaries in excess of $25,000.

Parent has delivered or made available to the Company accurate and complete (except for applicable redactions thereto) copies of all material written Parent Contracts, including all amendments thereto. There are no material Parent Contracts that are not in written form. Except as set forth on Section 3.10 of the Parent Disclosure Schedule, neither Parent nor any Subsidiary of Parent has, nor to the Knowledge of Parent, has any other party to a Parent Material Contract (as defined below), breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which Parent or its Subsidiaries is a party or by which it is bound of the type described in clauses (a) through (n) above or any Parent Contract listed in Section 3.14 or Section 3.15 of the Parent Disclosure Schedule (any such agreement, contract or commitment, a “Parent Material Contract”) in such manner as would permit any other party to cancel or terminate any such Parent Material Contract, which has had or would reasonably be expected to have a Parent Material Adverse Effect. As to Parent and its Subsidiaries, as of the date of this Agreement, each Parent Material Contract is valid, binding, enforceable and in full force and effect, subject to: (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies. The consummation of the Contemplated Transactions will not (either alone or upon the occurrence of additional acts or events) result in any material payment or payments becoming due from Parent to any Person under any Parent Material Contract or give any Person the right to terminate or alter the provisions of any Parent Material Contract.

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Section 3.11        Absence of Undisclosed Liabilities. As of the date hereof, neither Parent nor any Subsidiary of Parent has any liability, Indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any kind, whether accrued, absolute, contingent, matured or unmatured (whether or not required to be reflected in the financial statements in accordance with GAAP) (each a “Liability”), individually or in the aggregate, except for: (a) Liabilities reflected or reserved against in the most recent consolidated balance sheet of Parent (or notes thereto) made available to the Company, (b) normal and recurring current Liabilities that have been incurred by Parent since the date of Parent’s audited consolidated balance sheet at December 31, 2016 in the Ordinary Course of Business, none of which are material, (c) Liabilities for performance of obligations of Parent or any Subsidiary of Parent under Contracts (other than for breach thereof), (d) Liabilities described in Section 3.11 of the Parent Disclosure Schedule, or (e) Liabilities incurred in connection with the Contemplated Transactions.

Section 3.12        Compliance with Laws; Regulatory Compliance.

(a)                Each of Parent and each of its Subsidiaries is in compliance with all Laws or Orders, except where any such failure to be in compliance has not had, or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or would not reasonably be expected to prevent or materially impair the consummation of the Contemplated Transactions. No investigation, inquiry, proceeding or similar action by any Governmental Authority with respect to Parent or any of its Subsidiaries is pending or, to the Knowledge of Parent, threatened in writing, nor has any Governmental Authority indicated in writing an intention to conduct the same which, in each case, would reasonably be expected to have a Parent Material Adverse Effect.

(b)               Each of Parent and each of its Subsidiaries holds all material Permits from the U.S. Food and Drug Administration (the “FDA”) and any other Governmental Authority that is concerned with the quality, identity, strength, purity, safety, efficacy or manufacturing of Parent Product Candidates (any such Governmental Authority, a “Parent Regulatory Agency”) necessary for the operating of the Parent Businesses in material compliance with applicable Laws (the “Parent Permits”), including all Parent Permits required under the Federal Food, Drug and Cosmetic Act of 1938, as amended, and the regulations of the FDA promulgated thereunder (the “FDCA”), the Public Health Service Act of 1944, as amended, and the regulations of the FDA promulgated thereunder (the “PHSA”), and any comparable Laws of other applicable jurisdictions. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, all such Parent Permits are valid, and in full force and effect. There has not occurred any violation of, default (with or without notice or lapse of time or both) under, or event giving to others any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any Parent Permit except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each of Parent and each of its Subsidiaries is in compliance in all material respects with the terms of all Parent Permits, and no event has occurred that, to the Knowledge of Parent, would reasonably be expected to result in the revocation, cancellation, non-renewal or adverse modification of any Parent Permit, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(c)                None of Parent or its Subsidiaries nor, to the Knowledge of Parent, any employee or agent thereof, has made any untrue statement of material fact or a fraudulent statement to the FDA or any other Parent Regulatory Agency, or failed to disclose a material fact required to be disclosed to the FDA or other such Parent Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case related to the Parent Product Candidates, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” as set forth in 56 Fed. Reg. 46191 (Sept. 10, 1991) and any amendments thereto. None of Parent nor, to the Knowledge of Parent, any director, officer, employee or agent thereof, has engaged in any activity prohibited under U.S. federal or state criminal or civil health care Laws, including the U.S. federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the False Claims Act (31 U.S.C. §§ 3729 et seq.), the Health Insurance Portability and Accountability Act (42 U.S.C. § 1320d et seq.), as amended by the Health Information, Technology for Economic and Clinical Health Act of 2009, the civil monetary penalty laws (42 U.S.C. § 1320a-7a), the FDCA, the PHSA, the regulations promulgated pursuant to such Laws, and any equivalent applicable Laws of other jurisdictions (each, a “Health Care Law”).

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There is no civil, criminal, administrative or other proceeding, notice or demand pending, received, or, to the Knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries that asserts an alleged violation, in any material respect, of any Health Care Law. None of Parent or any of its Subsidiaries or any employee or agent thereof, has under any Health Care Law, been debarred, excluded, suspended, or otherwise determined to be ineligible to participate in any health care programs of any Governmental Authority, convicted of any crime, or, to the Knowledge of Parent, engaged in any conduct that has resulted in any such debarment, exclusion, suspension, ineligibility, or conviction, including any debarment mandated by 21 U.S.C. § 335a(a) or any similar Law or authorized by 21 U.S.C. § 335a(b) or any similar Law. Neither Parent nor any of its Subsidiaries is a party to any consent decrees (including plea agreements) or similar actions to which Parent or any of its Subsidiaries or, to the Knowledge of Parent, any director, officer, employee or agent thereof, are bound or which relate to Parent Product Candidates.

(d)               Each of Parent and each of its Subsidiaries is in compliance in all material respects with all applicable Laws enforced by, and Orders of, the FDA and any other Parent Regulatory Agency with respect to the labeling, storing, testing, development, manufacture, packaging and distribution of the Parent Product Candidates. To the Knowledge of Parent, all required pre-clinical toxicology studies conducted by or on behalf of Parent or its Subsidiaries and all clinical trials sponsored by Parent or any other Subsidiary are being conducted in compliance in all material respects with applicable Parent Permits and applicable Laws, including, the applicable requirements of the FDCA and the regulations of the FDA promulgated thereunder, including, any applicable requirements of 21 C.F.R. Parts 50, 54, 56, 58, 210, 211, and 312. The material results of any such studies, tests and trials, and all other material information related to such studies, tests and trials, have been made available to the Company. Each clinical trial conducted by or, to the Knowledge of Parent, on behalf of Parent or any of its Subsidiaries with respect to Parent Product Candidates has been conducted in compliance in all material respects with all applicable Laws, including FDCA and the regulations of the FDA promulgated thereunder, including, any applicable requirements of 21 C.F.R. Parts 50, 54, 56, 58, 210, 211, and 312. Each of Parent and its Subsidiaries has filed with applicable Parent Regulatory Agencies all material notices required to be filed (and made available to the Company copies thereof) of adverse drug experiences, injuries or deaths relating to clinical trials conducted by or on behalf of Parent or any of its Subsidiaries with respect to the Parent Product Candidates.

(e)                None of Parent or its Subsidiaries has received any written notice that the FDA or any other Parent Regulatory Agency has initiated, or threatened in writing to initiate, any action to suspend any clinical trial, suspend or terminate any investigational new drug application or similar health care Permit sponsored by Parent or any of its Subsidiaries or otherwise materially restrict the pre-clinical research or clinical study of any Parent Product Candidate or any drug product being developed by or on behalf of Parent or any of its Subsidiaries, or to recall, suspend or otherwise materially restrict the development or manufacture of any Parent Product Candidate, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the Knowledge of Parent, there is no act, omission, event or circumstance that would reasonably be expected to give rise to any such action.

(f)                With respect to the Parent Business and the Parent Product Candidates, Parent and its Subsidiaries have made available to the Company for review copies of any and all material regulatory applications and submissions (and any supplements or amendments thereto) under applicable Health Care Laws, Parent Permits, written notices of inspectional observations, and establishment inspection reports of Parent Regulatory Agencies, notifications, communications, correspondence, registrations, master files, and/or other filings made to, received from or otherwise conducted with a Parent Regulatory Agency, reports or other documents of Parent or its Subsidiaries that assert or address lack of material compliance with any Health Care Laws, or the likelihood or timing of marketing approval of any Parent Product Candidates, records and other materials maintained to comply with applicable Health Care Laws (e.g. regarding good laboratory practice, good clinical practice, and good manufacturing practice), and records that are necessary or advisable in order to obtain Parent Permits or other approvals from Parent Regulatory Agencies. Such books and records are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls.

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Section 3.13        Taxes and Tax Returns.

(a)                Each material Tax Return required to be filed by, or on behalf of, Parent or any of its Subsidiaries, and each material Tax Return in which Parent or any of its Subsidiaries was required to be included, has been timely filed (taking into account any valid extensions). Each such Tax Return is true, correct and complete in all material respects.

(b)               Parent and each of its Subsidiaries (i) has timely paid (or has had paid on its behalf) all material Taxes due and owing, whether or not shown as due on any Tax Return, and (ii) has withheld and remitted to the appropriate Taxing Authority, or properly set aside, all material Taxes required to be withheld and paid in connection with any amounts paid or owing to or collected from any employee, independent contractor, supplier, creditor, stockholder, partner, member or other third party, and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

(c)                The unpaid Taxes of Parent and its Subsidiaries (A) did not, as of December 31, 2016, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Parent Financial Statements (rather than in any notes thereto), and (B) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of Parent and its Subsidiaries in filing their Tax Returns.

(d)               There are no material liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of Parent or any of its Subsidiaries.

(e)                None of Parent or any of its Subsidiaries has waived any statute of limitations with respect to any material Taxes or agreed to any extension of the period for assessment or collection of any Taxes.

(f)                There is no material Tax claim, audit, suit, or administrative or judicial Tax proceeding now pending or presently in progress or threatened in writing with respect to a material Tax Return of Parent or any of its Subsidiaries.

(g)               None of Parent or any of its Subsidiaries has distributed stock of a corporation, or has had its stock distributed, in a transaction purported or intended to be governed in whole or in part by Sections 355 or 361 of the Code within the five (5) year period ending on the date of this Agreement.

(h)               None of Parent or any of its Subsidiaries is party to or has any obligation under any Tax sharing agreement (whether written or not) or any Tax indemnity or other Tax allocation agreement or arrangement (other than any such agreement entered into in the Ordinary Course of Business and the primary purpose of which does not relate to Taxes).

(i)                 None of Parent or any of its Subsidiaries (A) is or has ever been a member of a group of corporations that files or has filed (or has been required to file) consolidated, combined, or unitary Tax Returns, other than a group the common parent of which was Parent, or (B) has any liability for the Taxes of any person (other than Parent or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor by contract.

(j)                 None of Parent or any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

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(k)               None of Parent or any of its Subsidiaries has participated in a listed transaction within the meaning of Treasury Regulations Section 1.6011-4(b) (or any predecessor provision).

(l)                 None of Parent or any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:

(i)                        change in method of accounting or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date;

(ii)                        “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) executed prior to the Closing;

(iii)                        installment sale or open transaction disposition made prior to the Closing;

(iv)                        prepaid amount received prior to the Closing Date; or

(v)                        election with respect to income from the discharge of indebtedness under Section 108(i) of the Code.

(m)             No written claim has been made by any Taxing Authority in a jurisdiction where it does not file Tax Returns that Parent or any of its Subsidiaries is or may be subject to Tax or required to file a Tax Return.

(n)               Each Parent subsidiary is currently, and at all times since its formation has been classified as a corporation for all U.S. federal, state, and local income tax purposes.

Section 3.14        Employee Benefit Programs.

(a)                Section 3.14(a) of the Parent Disclosure Schedule sets forth a list of every Employee Program maintained by Parent or any of its Subsidiaries (the “Parent Employee Programs”). Parent has made available to the Company correct and complete copies (or, if a plan is not written, a written description) of all Parent Employee Programs and amendments thereto in each case that are in effect as of the date hereof, and, to the extent applicable, (i) all related trust agreements, funding arrangements and insurance contracts now in effect, (ii) the most recent determination letter or opinion letter received regarding the tax-qualified status of each Parent Employee Program intended to be so qualified, (iii) the most recent financial statements for each Parent Employee Program, (iv) the Form 5500 Annual Returns/Reports for the most recent plan year for each Parent Employee Program, (v) the current summary plan description for each Parent Employee Program, (vi) all actuarial valuation reports related to any Parent Employee Programs, and (vii) all material correspondence involving any Parent Employee Program sent to or received from any Governmental Authority.

(b)               Each Parent Employee Program which is intended to qualify under Section 401(a) of the Code has received a favorable determination or approval letter from the IRS with respect to such qualification, or may rely on an opinion letter issued by the IRS with respect to a prototype plan adopted in accordance with the requirements for such reliance, or has time remaining for application to the IRS for a determination of the qualified status of such Parent Employee Program for any period for which such Parent Employee Program would not otherwise be covered by an IRS determination. To the Knowledge of Parent no event or omission has occurred which would reasonably be expected to cause any Parent Employee Program to lose its qualification or otherwise fail to satisfy the relevant requirements to provide tax-favored benefits under the applicable Code Section (including without limitation Code Sections 105, 125, 401(a) and 501(c)(9)).

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(c)                Each Parent Employee Program has been administered in all material respects in accordance with its terms and in accordance with ERISA, the Code and other applicable Laws. With respect to any Parent Employee Program, there has been no (i) non-exempt “prohibited transaction,” as defined in Section 406 of ERISA or Code Section 4975, (ii) breach of fiduciary duty, or (iii) non-deductible contribution. No litigation or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or, to the Knowledge of Parent, threatened in writing with respect to any Parent Employee Program. All payments and/or contributions required to have been made (under the provisions of any agreements or other governing documents or applicable Laws) with respect to all Parent Employee Programs, for all periods prior to the Closing Date, either have been made or have been accrued or otherwise adequately reserved on the Parent Financial Statements.

(d)               No Parent Employee Program has been or is subject to Section 302 or Title IV of ERISA and/or Code Section 412, including a Multiemployer Plan, and Parent does not have any liability for any Employee Program that is subject to Title IV of ERISA or that is or has been maintained, contributed to, or required to be contributed to by an ERISA Affiliate of Parent. None of the Parent Employee Programs provides (or has ever provided) health care or any other welfare benefits to any employees after their employment is terminated (other than as required by part 6 of subtitle B of title I of ERISA or state continuation Laws to which the former employee pays all required premiums) or has ever promised to provide such post-termination benefits. Neither Parent nor any of its Subsidiaries is a party to any Contract (including any Parent Employee Program) that has resulted or would reasonably be expected to result, separately or in the aggregate, in the payment of any amount the deduction for which would be disallowed under Section 162(m) of the Code.

(e)                Each Parent Employee Program may be amended, terminated, or otherwise discontinued by Parent after the Effective Time in accordance with its terms without material liability to Parent, the Company or any of their respective Subsidiaries.

(f)                Except as set forth in Section 3.14(f) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries is a party to any written (i) agreement with any stockholders, director, or employee of Parent or any of its Subsidiaries (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Parent or any of its Subsidiaries of the nature of any of the Contemplated Transactions, (B) providing any guaranteed period of employment or compensation guarantee, or (C) providing severance benefits after the termination of employment or service of such employee or director, or (ii) agreement or plan binding Parent or any of its Subsidiaries, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, or severance benefit plan, any of the benefits of which shall be increased, or the vesting of the benefits of which shall be accelerated, by the occurrence of any of the Contemplated Transactions or the value of any of the benefits of which shall be calculated on the basis of any of the Contemplated Transactions.

(g)               Except as set forth in Section 3.14(g) of the Parent Disclosure Schedule, neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will, either alone or in combination with another event (such as termination of employment), (i) entitle any current or former employee or other service provider to any compensatory payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, or (ii) enhance any benefits or accelerate the time or payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Parent Employee Program or otherwise.

(h)               Except as set forth in Section 3.14(h) of the Parent Disclosure Schedule, there is no Contract, plan, agreement or arrangement covering any employee of or other service provider to Parent or its Subsidiaries that, by itself or collectively, would give rise to any parachute payment subject to Section 280G of the Code, nor has Parent or its Subsidiaries made any such payment, and the consummation of the transactions contemplated herein shall not obligate Parent or its Subsidiaries to make any parachute payment subject to Section 280G of the Code.

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(i)                 Each Parent Employee Program that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been operated and maintained in material compliance with all operational and documentary requirements of Section 409A of the Code in all material respects since April 16, 2015, based upon a good faith, reasonable interpretation of Section 409A of the Code, the regulations and other guidance issued thereunder. No stock option granted under the Parent Stock Option Plan has any exercise price that was less than the fair market value of the underlying stock as of the date the option was granted, or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option. Parent has no Liability to gross-up or indemnify any individual with respect to any Tax imposed pursuant to Code Sections 409A or 4999.

(j)                 For purposes of this Section 3.14:

(i)                        An entity “maintains” an Employee Program if such entity sponsors, contributes to, or provides benefits under or through such Employee Program, or has any obligation (by agreement or under applicable Laws) to contribute to or provide benefits under or through such Employee Program, or if such Employee Program provides benefits to or otherwise covers or has covered employees of such entity (or their spouses, dependents, or beneficiaries).

(ii)                        An entity is an “ERISA Affiliate” of Parent if it would have ever been considered a single employer with Parent or any Subsidiary of Parent under ERISA Section 4001(b) or Code Section 414(b), (c), or (m).

Section 3.15        Labor and Employment Matters.

(a)                None of Parent or any of its Subsidiaries is a party to, or otherwise bound by, any collective bargaining agreement, contract, or other written agreement with a labor union or labor organization. Neither Parent nor any of its Subsidiaries is subject to, and during the past three (3) years there has not been, any charge, demand, petition, organizational campaign, or representation proceeding seeking to compel, require, or demand it to bargain with any labor union or labor organization nor is there pending any labor strike or lockout involving Parent or any of its Subsidiaries.

(b)               Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect or as set forth in Section 3.15(b) of the Parent Disclosure Schedule: (i) Parent and its Subsidiaries are in compliance in all material respects with all applicable Laws respecting labor, employment, fair employment practices, work safety and health, terms and conditions of employment, and wages and hours, including Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act of 1967, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Americans with Disabilities Act, as amended, the Fair Labor Standards Act, as amended, and its state and local law equivalents, and the related rules and regulations adopted by those federal and state agencies responsible for the administration of such Laws, and other than normal accruals of wages during regular payroll cycles, there are no arrearages in the payment of wages, (ii) neither Parent nor any of its Subsidiaries is delinquent in any payments to any employee or to any independent contractors, consultants, temporary employees, leased employees or other servants or agents employed or used with respect to the operation of the Parent Business and classified by Parent or any of its Subsidiaries as other than an employee or compensated other than through wages paid by Parent or any of its Subsidiaries through its respective payroll department (“Parent Contingent Workers”), for any wages, salaries, commissions, bonuses, fees or other direct compensation due with respect to any services performed for it to the date hereof or amounts required to be reimbursed to such employees or Parent Contingent Workers, (iii) there are no grievances, complaints or charges with respect to employment or labor matters (including allegations of employment discrimination, retaliation or unfair labor practices) pending or, to the Knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries in any judicial, regulatory or administrative forum or under any private dispute resolution procedure, (iv) all employees of Parent and each of its Subsidiaries are employed at-will and no such employees are subject to any contract with Parent or any of its Subsidiaries or any policy or practice of Parent or any of its Subsidiaries providing for right of notice of termination of employment or the right to receive severance payments or similar benefits upon the termination of employment by Parent or any of its Subsidiaries, and (v) neither Parent nor any of its Subsidiaries has experienced a “plant closing,” “business closing,” or “mass layoff” as defined in the Worker Adjustment and Retraining Notification Act (the “WARN Act”) or any similar Law affecting any site of employment of Parent or any of its Subsidiaries or one or more facilities or operating units within any site of employment or facility of Parent or any of its Subsidiaries, and, during the ninety (90)-day period preceding the date hereof, no employee has suffered an “employment loss,” as defined in the WARN Act, with respect to Parent or any of its Subsidiaries, and (vi) there are no pending or, to the Knowledge of Parent, threatened or reasonably anticipated claims or actions against Parent under any workers’ compensation policy or long-term disability policy.

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(c)                Notwithstanding any other provision of this Agreement, the representations and warranties contained in Section 3.15(a) and Section 3.15(b) constitute the sole and exclusive representations and warranties of Parent and its Subsidiaries relating to collective bargaining matters and compliance with Labor Laws.

Section 3.16        Environmental Matters. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect:

(a)                Parent and its Subsidiaries are in compliance with all Environmental Laws applicable to their operations and use of the Parent Leased Real Property;

(b)               none of Parent or any of its Subsidiaries has generated, transported, treated, stored, or disposed of any Hazardous Material, except in material compliance with all applicable Environmental Laws, and there has been no Release or threat of Release of any Hazardous Material by Parent or its Subsidiaries at or on the Parent Leased Real Property that requires reporting, investigation or remediation by Parent or its Subsidiaries pursuant to any Environmental Law; and

(c)                none of Parent or any of its Subsidiaries has (i) received written notice under the citizen suit provisions of any Environmental Law, or (ii) been subject to or, to the Knowledge of Parent, threatened in writing with any governmental or citizen enforcement action with respect to any Environmental Law.

(d)               Notwithstanding any other provision of this Agreement, the representations and warranties contained in Section 3.16 constitute the sole and exclusive representations and warranties of Parent and its Subsidiaries relating to Environmental Laws.

Section 3.17        Insurance. Parent has made available to the Company accurate and complete copies of all material insurance policies relating to the business, assets, liabilities and operations of Parent and each Subsidiary of Parent, as of the date hereof. Each of such insurance policies is in full force and effect and Parent and each Subsidiary of Parent are in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2015, neither Parent nor any Subsidiary of Parent has received any written notice regarding any actual or possible: (i) cancellation or invalidation of any insurance policy, (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy, or (iii) material adjustment in the amount of the premiums payable with respect to any insurance policy.

Section 3.18        Books and Records. Each of the minute and record books of Parent has been made available to the Company and contains, in all material respects, complete and accurate minutes of all meetings of, and copies of all bylaws and resolutions passed by, or consented to in writing by, the directors (and any committees thereof) and stockholders of Parent, since January 1, 2012 and which are required to be maintained in such books under applicable Laws; all such meetings were duly called and held and all such bylaws and resolutions were duly passed or enacted.

Section 3.19        Transactions with Affiliates. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, since the date of Parent’s last proxy statement filed in 2015 with the SEC, no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K promulgated by the SEC. Section 3.19 of the Parent Disclosure Schedule identifies each Person who is (or who may be deemed to be) an “affiliate” (as that term is used in Rule 12b-2 under the Exchange Act) of Parent as of the date of this Agreement.

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Section 3.20        Legal Proceedings; Orders.

(a)                Except as set forth in Section 3.20 of the Parent Disclosure Schedule, there is no pending Legal Proceeding, and, to the Knowledge of Parent, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves Parent, any Subsidiary of Parent or any director or officer of Parent (in his or her capacity as such) or any of the material assets owned or used by Parent and/or any Subsidiary, or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other Contemplated Transactions. To the Knowledge of Parent, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding.

(b)               There is no order, writ, injunction, judgment or decree to which Parent or any Subsidiary of Parent, or any of the assets owned or used by Parent or any Subsidiary of Parent, is subject. To the Knowledge of Parent, no executive officer of Parent or any Subsidiary of Parent is subject to any order, writ, injunction, judgment or decree that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the Parent Business or to any material assets owned or used by Parent or any Subsidiary of Parent.

Section 3.21        Illegal Payments. None of Parent, any of its Subsidiaries, or, to the Knowledge of Parent, any of their respective directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of, in violation of applicable Laws: (i) influencing any act or decision of such foreign official in his, her or its official capacity, including a decision to fail to perform his, her or its official duties or functions, or (ii) inducing such foreign official to use his, her or its influence with any Governmental Authority to affect or influence any act or decision of such Governmental Authority, or to obtain an improper advantage in order to assist Parent, any of its Subsidiaries or any other Person in obtaining or retaining business for or with, or directing business to, Parent or any of its Subsidiaries. Notwithstanding any other provision of this Agreement, the representations and warranties contained in this Section 3.21 constitute the sole and exclusive representations and warranties of Parent and its Subsidiaries relating to compliance with Anticorruption Laws.

Section 3.22        Inapplicability of Anti-takeover Statutes. The Boards of Directors of Parent and Merger Sub have taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the Parent Voting Agreements and to the consummation of the Merger and the other Contemplated Transactions.

Section 3.23        Vote Required. The affirmative vote of (i) the holders of a majority of the shares of Parent Common Stock having voting power representing a majority of the outstanding Parent Common Stock, and (ii) the holders of a majority of the votes properly cast at the Parent Stockholder Meeting are the only votes of the holders of any class or series of Parent’s capital stock necessary to approve the Parent Stockholder Proposals (the “Parent Stockholder Approval”).

Section 3.24        No Financial Advisor. Except as set forth on Section 3.24 of the Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Merger or any of the other Contemplated Transactions based upon arrangements made by or on behalf of Parent or any Subsidiary of Parent.

Section 3.25        Disclosure; Parent Information. Assuming the accuracy of the representations made by the Company in Section 2.9, the Proxy Statement will not, at the time of the mailing of the Proxy Statement or any amendments or supplements thereto or at the time of the Parent Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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Article 4
CERTAIN COVENANTS OF THE PARTIES

Section 4.1            Access and Investigation. Subject to the terms of the Confidentiality Agreement which the Parties agree will continue in full force and effect following the date of this Agreement, during the period commencing on the date of this Agreement and ending at the earlier of the date of termination of this Agreement pursuant to Section 7.1 and the Effective Time (the “Pre-Closing Period”), upon reasonable notice, each Party shall, and shall use commercially reasonable efforts to cause such Party’s Representatives to: (a) provide the other Party and such other Party’s Representatives with reasonable access during normal business hours to such Party’s Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to such Party and its Subsidiaries, (b) provide the other Party and such other Party’s Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to such Party and its Subsidiaries, and with such additional financial, operating and other data and information regarding such Party and its Subsidiaries as the other Party may reasonably request, and (c) permit the other Party’s officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of such Party responsible for such Party’s financial statements and the internal controls of such Party to discuss such matters as the other Party may deem necessary or appropriate in order to enable the other Party to satisfy its obligations under the Sarbanes-Oxley Act and the rules and regulations relating thereto. Without limiting the generality of any of the foregoing, during the Pre-Closing Period, each Party shall promptly make available to the other Party with copies of:

(i)                        the unaudited quarterly consolidated balance sheets of such Party as of the end of each calendar quarter and the related unaudited quarterly consolidated statements of operations, statements of stockholders’ equity and statements of cash flows for such calendar quarterly, which shall be delivered within forty-five (45) days after the end of such calendar quarter, or such longer periods as the Parties may agree to in writing;

(ii)                        all material operating and financial reports prepared by such Party for its senior management, including sales forecasts, marketing plans, development plans, discount reports, write-off reports, hiring reports and capital expenditure reports prepared for its management;

(iii)                        any written materials or communications sent by or on behalf of a Party to all of its stockholders;

(iv)                        any material notice, document or other communication sent by or on behalf of a Party to any party to any Parent Material Contract or Company Material Contract, as applicable, or sent to a Party by any party to any Parent Material Contract or Company Material Contract, as applicable (other than any communication that relates solely to routine commercial transactions between such Party and the other party to any such Parent Material Contract or Company Material Contract, as applicable, and that is of the type sent in the Ordinary Course of Business);

(v)                        any notice, report or other document filed with or otherwise furnished, submitted or sent to any Governmental Authority on behalf of a Party in connection with the Merger or any of the Contemplated Transactions;

(vi)                        any non-privileged notice, document or other written communication sent by or on behalf of, or sent to, a Party relating to any pending or threatened material Legal Proceeding involving or affecting such Party; and

(vii)                        any material notice, material report or other material document received by a Party from any Governmental Authority, including regarding any permit, other than in the Ordinary Course of Business.

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Notwithstanding the foregoing, any Party may restrict the foregoing access (A) to the extent that any Law applicable to such party requires such Party to restrict or prohibit access to any such properties or information or as may be necessary to preserve the attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access, or (B) to the extent that such Party reasonably believes that allowing such access or furnishing such information would otherwise result in the disclosure of any trade secrets of third parties or violate any obligations existing on the date hereof with respect to confidentiality to any third party or otherwise breach, contravene or violate any effective Contract existing on the date hereof.

Section 4.2            Operation of Parent’s Business(i). Except as set forth on Schedule 4.2, as expressly required or permitted by this Agreement, as required by applicable Law or as agreed upon in writing by the Company, during the Pre-Closing Period: (i) Parent shall conduct its business and operations: (A) in the Ordinary Course of Business, and (B) in material compliance with all applicable Laws and compliance with the material requirements of all Contracts that constitute Parent Material Contracts, and (ii) Parent shall promptly notify the Company of: (A) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the Contemplated Transactions, and (B) any material Legal Proceeding against, relating to, involving or otherwise affecting Parent that is commenced, or, to the Knowledge of Parent, threatened in writing against, Parent after the date of this Agreement. In addition, Parent shall provide the Company with at least three Business Days’ prior notice before Parent declares any dividend in respect of any shares of capital stock.

Section 4.3            Operation of the Company’s Business. Except as set forth on Schedule 4.3, as expressly required or permitted by this Agreement, as required by applicable Law or as agreed upon in writing by the Parent, during the Pre-Closing Period: (i) the Company shall conduct its business and operations: (A) in the Ordinary Course of Business, and (B) in material compliance with all applicable Laws and compliance with the material requirements of all Contracts that constitute Company Material Contracts, (ii) the Company shall use commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current key employees, officers and other employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with the Company, and (iii) the Company shall promptly notify Parent of: (A) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the Contemplated Transactions, and (B) any material Legal Proceeding against, relating to, involving or otherwise affecting the Company that is commenced, or, to the Knowledge of the Company, threatened against, the Company.

Section 4.4            Negative Obligations.

(a)                Except (A) as expressly required by this Agreement, (B) as set forth in Schedule 4.4(a), (C) as required by applicable Law, or (D) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), at all times during the Pre-Closing Period, Parent shall not, nor shall it cause or permit any Subsidiary of Parent to, do any of the following:

(i)                        declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock; or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities (except for shares of Parent Common Stock from terminated employees of Parent);

(ii)                        except for contractual commitments in place at the time of this Agreement and set forth in Schedule 4.4(a)(ii), and other than as contemplated by the Contemplated Transactions, sell, issue or grant, or authorize the issuance of, or make any commitments to do any of the foregoing: (i) any capital stock or other security (except for Parent Common Stock issued upon the valid exercise of outstanding Parent Stock Options), (ii) any option, warrant or right to acquire any capital stock or any other security, or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

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(iii)                        amend the certificate of incorporation, bylaws or other charter or organizational documents of Parent or any Subsidiary of Parent, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except as related to the Contemplated Transactions;

(iv)                        form any new Subsidiary or acquire any equity interest or other interest in any other Person;

(v)                        lend money to any Person; incur or guarantee any Indebtedness for borrowed money; issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities; or guarantee any debt securities of others;

(vi)                        make any capital expenditure or commitment in excess of $10,000;

(vii)                        other than in the Ordinary Course of Business, (A) adopt, establish or enter into any Parent Employee Program, (B) cause or permit any Parent Employee Program to be amended other than as required by Law or in order to make amendments for the purposes of Section 409A of the Code, subject to prior review and approval (with such approval not to be unreasonably withheld) by the Company, (C) hire any new employee or consultant, (D) grant, make or pay (or agree to pay) any severance, retention, change in control, bonus or profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, employees or consultants, or (E) accelerate the time of payment or vesting of any benefits or compensation to any of its directors, employees or consultants;

(viii)                        acquire any material asset nor sell, lease or otherwise irrevocably dispose of any of its material assets or properties, nor grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(ix)                        make, change or revoke any material Tax election; file any material amendment to any Tax Return; adopt or change any material accounting method in respect of Taxes; change any annual Tax accounting period; enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business and the primary purpose of which does not relate to Taxes; enter into any closing agreement with respect to any material Tax Liability; settle or compromise any claim, notice, audit report or assessment in respect of any material Tax Liability; apply for or enter into any ruling from any Tax authority with respect to Taxes; surrender any right to claim a refund of a material amount of Taxes; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(x)                        enter into, amend or terminate any Parent Material Contract, or amend or terminate any material Parent Permit, or apply for any new material Permit under applicable Health Care Laws with respect to the Parent Product Candidates;

(xi)                        commence a lawsuit other than (A) for routine collection of bills, (B) in such cases as Parent in good faith determines that failure to commence such lawsuit would result in the material impairment of a valuable aspect of Parent’s and/or any Subsidiary of Parent’s business, or (C) for a breach of this Agreement;

(xii)                        fail to make any material payment with respect to any of Parent’s accounts payable or Indebtedness in a timely manner in accordance with the terms thereof and consistent with past practices (provided that all third party expenses, including legal and accounting expenses, incurred in connection with the entry into this Agreement, the preparation and audit of the financial statements of Parent as may be necessary to consummate the transactions contemplated hereby and the Private Placement, the Parent Stockholder Meeting, solicitation of proxies to approve the Parent Stockholder Proposals, and the consummation of the transactions contemplated hereby, which shall not exceed $300,000 (the “Specified Expenses”) will be paid by Parent after the Closing);

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(xiii)                        hire any employees or engage any independent contractors, consultants or other Parent Contingent Workers;

(xiv)                        incur any Liability not expressly permitted pursuant to clauses (i) through (xiii) of this Section 4.4(a), other than in the Ordinary Course of Business; or

(xv)                        agree (in writing) to take, take or permit any Subsidiary of Parent to take or agree to take, any of the actions specified in clauses (i) through (xiv) of this Section 4.4(a).

(b)               Except (A) as expressly required by this Agreement, (B) as set forth in Schedule 4.4(b), (C) as required by applicable Law, or (D) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), at all times during the Pre-Closing Period, the Company shall not do any of the following:

(i)                        declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock; or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

(ii)                        except for contractual commitments in place at the time of this Agreement and set forth in Schedule 4.4(b)(ii), and other than as contemplated by the Contemplated Transactions, sell, issue or grant, or authorize the issuance of, or make any commitments to do any of the foregoing: (i) any capital stock or other security, (ii) any option, warrant or right to acquire any capital stock or any other security, or (iii) any instrument convertible into or exchangeable for any capital stock or other security;

(iii)                        amend the Company Charter, Company Bylaws or other charter or organizational documents of the Company, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except as related to the Contemplated Transactions or the Private Placement;

(iv)                        form any Subsidiary or acquire any equity interest or other interest in any other Person;

(v)                        lend money to any Person; incur or guarantee any Indebtedness for borrowed money; issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities; guarantee any debt securities of others; or make any capital expenditure or commitment in excess of $10,000;

(vi)                        make any capital expenditure or commitment in excess of $10,000;

(vii)                        other than in the Ordinary Course of Business, (A) adopt, establish or enter into any Employee Program, (B) hire any new employee or consultant, (C) grant, make or pay (or agree to pay) any severance, retention, change in control, bonus or profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, employees or consultants, or (D) accelerate the time of payment or vesting of any benefits or compensation to any of its directors, employees or consultants;

(viii)                        acquire any material asset nor sell, lease or otherwise irrevocably dispose of any of its material assets or properties, nor grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;

(ix)                        make, change or revoke any material Tax election; file any material amendment to any Tax Return; adopt or change any material accounting method in respect of Taxes; change any annual Tax accounting period; enter into any Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the Ordinary Course of Business and the primary purpose of which does not relate to Taxes; enter into any closing agreement with respect to any material Tax Liability; settle or compromise any claim, notice, audit report or assessment in respect of any material Tax Liability; apply for or enter into any ruling from any Tax authority with respect to Taxes; surrender any right to claim a refund of a material amount of Taxes; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

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(x)                        amend or terminate any Company Material Contract;

(xi)                        commence a lawsuit other than (A) for routine collection of bills, (B) in such cases as the Company in good faith determines that failure to commence such lawsuit would result in the material impairment of a valuable aspect of the Company’s and/or any Subsidiary of the Company’s business, or (C) for a breach of this Agreement;

(xii)                        fail to make any material payment with respect to any of the Company’s accounts payable or Indebtedness in a timely manner in accordance with the terms thereof and consistent with past practices;

(xiii)                        incur any Liability not expressly permitted pursuant to clauses (i) through (xii) of this Section 4.4(b), other than in the Ordinary Course of Business; or

(xiv)                        agree to take or take any of the actions specified in clauses (i) through (xi) of this Section 4.4(b).

Section 4.5            No Solicitation.

(a)                From the date hereof until the termination of this Agreement pursuant to Article 7, Parent will not, and will not permit or cause any of its officers or directors, to take any action to solicit, initiate, encourage or facilitate the making of any Parent Acquisition Proposal (as defined below) or engage in discussions or negotiations with any Person with respect thereto. Parent will cease and cause to be terminated all discussions and negotiations, if any, that have taken place prior to the date hereof with any parties with respect to any Parent Acquisition Proposal. For purposes of this Agreement, “Parent Acquisition Proposal” means any bona fide offer or proposal for, a merger or other business combination involving Parent, the acquisition of more than 50% of the equity in, or all or a material portion of the assets of, Parent, in one transaction or series of related transactions, in each case other than the transactions contemplated by this Agreement.

(b)               From the date hereof until the termination of this Agreement pursuant to Article 7, other than in connection with the Private Placement, the Company will not, and will not permit or cause any of its officers or directors, to take any action to solicit, initiate, encourage or facilitate the making of any Company Acquisition Proposal (as defined below) or engage in discussions or negotiations with any Person with respect thereto. The Company will cease and cause to be terminated all discussions and negotiations, if any, that have taken place prior to the date hereof with any parties with respect to any Acquisition Proposal. For purposes of this Agreement, “Company Acquisition Proposal” means any bona fide offer or proposal for, a merger or other business combination involving the Company, the acquisition of a majority of the equity in, or all or a material portion of the assets of, the Company, in one transaction or series of related transactions, in each case other than the transactions contemplated by this Agreement.

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Article 5
ADDITIONAL AGREEMENTS OF THE PARTIES

Section 5.1            Filings; Other Actions.

(a)                Parent and the Company shall use reasonable best efforts to take or cause to be taken such actions as may be required to be taken under the Securities Act, the Exchange Act, any other federal securities Laws, any applicable state securities or “blue sky” Laws and any stock exchange requirements in connection with the Merger and the other transactions contemplated by this Agreement. Without limiting the foregoing, as promptly as practicable after the date of this Agreement, the Parties shall prepare and cause to be filed with the SEC the Proxy Statement; provided, however, that prior to the filing of the Proxy Statement, Parent shall consult with the Company with respect to such filings and shall afford the Company reasonable opportunity to review and comment thereon (including the proposed final versions thereof), which Parent shall consider in good faith. The Parties shall use reasonable best efforts to cause the Proxy Statement to be mailed to Parent’s stockholders, all as promptly as reasonably practicable (and in any event within five (5) Business Days following the later of (i) the resolution of any comments from the SEC or the staff of the SEC with respect to the preliminary Proxy Statement and (ii) the expiration of the ten-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act (such later date, the “Clearance Date”)) and to cause the Clearance Date to occur as promptly as reasonably practicable following the date hereof.

(b)               Parent shall notify the Company of the receipt of comments from the SEC and of any request from the SEC for amendments or supplements to the Proxy Statement or for additional information, and will promptly supply to the Company copies of all correspondence between Parent, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the Proxy Statement or the Merger. Parent and the Company shall use reasonable best efforts to resolve all SEC comments with respect to the Proxy Statement and any other required filings as promptly as practicable after receipt thereof. Parent and the Company agree to correct any information provided by it for use in the Proxy Statement, which shall have become false or misleading in any material respect. The Company will promptly notify Parent if at any time prior to the Parent Stockholder Meeting any event should occur which is required by applicable Law to be set forth in an amendment of, or a supplement to, the Proxy Statement. In such case, the Parties will cooperate to promptly prepare and file such amendment or supplement with the SEC to the extent required by applicable Law and will mail such amendment or supplement to Parent’s stockholders to the extent required by applicable Law; provided, however, that prior to such filing, each Party shall consult with each other Party with respect to such amendment or supplement and shall afford each such Party reasonable opportunity to review and comment thereon (including the proposed final versions thereof), which Parent shall consider in good faith.

Section 5.2            Company Stockholder Consent(a). Promptly after, the execution and delivery of this Agreement (and in any event within one (1) Business Day after the date hereof), the Company shall use its reasonable best efforts to solicit and obtain the Company Stockholder Approval by written consent of the Company Stockholders.

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Section 5.3            Parent Stockholder Approval. Parent shall take all action necessary in accordance with applicable Laws and the Parent Charter and Parent Bylaws to call, give notice of, convene and hold a meeting of the Parent Stockholders (the “Parent Stockholder Meeting”) to consider and vote on proposals to adopt and approve this Agreement, the Merger, the issuance of the shares of Parent Common Stock in connection with the Merger and the Charter Amendment, including the Reverse Stock Split (collectively, the “Parent Stockholder Proposals”). Parent shall mail the Proxy Statement as soon as reasonably practicable after the Clearance Date and shall hold the Parent Stockholder Meeting no later than forty-five (45) days after mailing the Proxy Statement, unless a later date is mutually agreed to by the Company and Parent. Parent shall take all actions as are reasonably necessary or appropriate to solicit from the Parent Stockholders proxies in favor of the Parent Stockholder Proposals. If on the scheduled date of the Parent Stockholder Meeting, Parent has not obtained the Parent Stockholder Approvals, Parent shall have the right to adjourn or postpone the Parent Stockholder Meeting to a later date or dates, such later date or dates not to exceed thirty (30) days from the original date that the Parent Stockholder Meeting was scheduled for the approval of the Parent Stockholder Proposals. The Board of Directors of Parent recommends that the Parent Stockholders approve the Parent Stockholder Proposals (the “Parent Recommendation”) and Parent shall include such Parent Recommendation in the Proxy Statement. Without limiting the generality of the foregoing, Parent agrees that unless this agreement has been terminated in accordance with Section 7.1, its obligations under this Section 5.3 shall not be affected by the commencement, public proposal, public disclosure or communication to Parent of any Parent Acquisition Proposal.

Section 5.4            Regulatory Approvals. Each Party shall use commercially reasonable efforts to file or otherwise submit, as soon as practicable after the date of this Agreement, all applications, notices, reports and other documents reasonably required to be filed by such Party with or otherwise submitted by such Party to any Governmental Authority with respect to the Merger and the other Contemplated Transactions, and to submit promptly any additional information requested by any such Governmental Authority.

Section 5.5            Quotation of Merger Shares. Parent shall take whatever steps are necessary to cause the Merger Shares to be eligible for quotation on the OTCQB.

Section 5.6            Indemnification of Officers and Directors.

(a)                From and after the Effective Time, Parent and the Surviving Corporation will fulfill and honor in all respects all rights to indemnification, exculpation or advancement of expenses now existing in favor of, and all limitations on the personal liability of each present and former director, officer, employee, fiduciary, or agent of Parent or the Company provided for in the respective organizational documents of Parent and the Company in effect as of the date hereof, and shall continue to be honored and in full force and effect for a period of six (6) years after the Effective Time; provided, however, that all rights to indemnification in respect of any claims asserted or made within such period shall continue until the disposition of such claim. The certificate of incorporation of the Surviving Corporation will contain provisions with respect to indemnification, exculpation from liability and advancement of expenses that are at least as favorable as those currently in the Company Charter and Company Bylaws and during such six (6) year period following the Effective Time, Parent shall not and shall cause the Surviving Corporation not to amend, repeal or otherwise modify such provisions in any manner that would materially and adversely affect the rights thereunder of individuals who at any time prior to the Effective Time was a director, officer, employee, fiduciary, or agent of the Company in respect of actions or omissions occurring at or prior to the Effective Time, unless such modification is required by applicable Laws. From and after the Effective Time, Parent and the Surviving Corporation also agree, jointly and severally, to indemnify and hold harmless the present and former officers, directors, employees, fiduciaries and agents of the Company in respect of acts or omissions occurring prior to the Effective Time to the extent (i) provided in any existing indemnification agreements between the Company and such individuals, or (ii) required by the Company Charter or the Company Bylaws, in each case as in effect immediately prior to the Effective Time.

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(b)               The provisions of this Section 5.6 are intended to be for the benefit of, and shall be enforceable by, each of the Persons indemnified hereby, and his or her heirs and Representatives, and may not be amended, altered or repealed without the written consent of any such Person affected by such amendment, alteration or repeal. The provisions in this Section 5.6 are intended to be in addition to the rights otherwise available to the current directors, officers, employees, fiduciaries and/or agents of the Company by Laws, charters, bylaws or agreements.

(c)                If Parent or the Surviving Corporation or any of the successors or assigns of Parent or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.6.

Section 5.7            Additional Agreements.

(a)                Subject to Section 5.7(b), the Parties shall use commercially reasonable efforts to cause to be taken all actions necessary to consummate the Merger and make effective the other Contemplated Transactions. Without limiting the generality of the foregoing, but subject to Section 5.7(b), each Party to this Agreement: (i) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Merger and the other Contemplated Transactions, (ii) shall use commercially reasonable efforts to obtain each consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Merger or any of the other Contemplated Transactions or for such Contract to remain in full force and effect, (iii) shall use commercially reasonable efforts to lift any injunction prohibiting, or any other legal bar to, the Merger or any of the other Contemplated Transactions, and (iv) shall use commercially reasonable efforts to satisfy the conditions precedent to the consummation of this Agreement.

(b)               Except as expressly set forth in this Agreement, no Party shall have any obligation under this Agreement: (i) to dispose of or transfer or cause any of its Subsidiaries to dispose of or transfer any assets, (ii) to discontinue or cause any of its Subsidiaries to discontinue offering any product or service, (iii) to license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available to any Person any Intellectual Property, (iv) to hold separate or cause any of its Subsidiaries to hold separate any assets or operations (either before or after the Closing Date), (v) to make or cause any of its Subsidiaries to make any commitment (to any Governmental Authority or otherwise) regarding its future operations, or (vi) to contest any Legal Proceeding or any order, writ, injunction or decree relating to the Merger or any of the other Contemplated Transactions if such Party determines in good faith that contesting such Legal Proceeding or order, writ, injunction or decree might not be advisable.

Section 5.8            Disclosure. Without limiting any of either Party’s obligations under the Confidentiality Agreement, each Party shall not, and shall not permit any of its Subsidiaries or any Representative of such Party to, issue any press release or make any public disclosure regarding the Merger or any of the other Contemplated Transactions unless: (a) the other Party shall have approved such press release or disclosure in writing, or (b) such Party shall have determined in good faith, upon the advice of outside legal counsel, that such disclosure is required by applicable Laws, in which case such Party shall use reasonable best efforts before such press release or disclosure is issued or made, to advise the other Party of, and consult with the other Party regarding, the text of such press release or other disclosure and allow such other Party a reasonable opportunity to comment on such release or other disclosure in advance of such issuance and consider all such comments in good faith; provided, that the foregoing clause (b) shall not apply to the press release and the Current Report on Form 8-K to be filed by Parent in connection with the initial announcement of the Merger Agreement and the Contemplated Transactions; provided, further, that each of the Company and Parent may make any public statement in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made by the Company or Parent in compliance with this Section 5.8.

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Section 5.9            Section 16 Matters. Subject to the following sentence, prior to the Effective Time, Parent and Company will take all such steps as may be required (to the extent permitted under applicable Laws and no-action letters issued by the SEC) to cause any acquisition of Parent Common Stock (including derivative securities with respect to Parent Common Stock) by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent, to be exempt under Rule 16b-3 under the Exchange Act. At least thirty (30) days prior to the Closing Date, Company will furnish the following information to Parent for each individual who, immediately after the Effective Time, will become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent: (a) the number of shares of Company Capital Stock owned by such individual and expected to be exchanged for shares of Parent Common Stock pursuant to the Merger, and (b) the number of other derivative securities (if any) with respect to Company Capital Stock owned by such individual and expected to be converted into shares of Parent Common Stock or derivative securities with respect to Parent Common Stock in connection with the Merger.

Section 5.10        Tax Matters.

(a)                Other than in connection with taking any action contemplated by this Agreement, Parent, Merger Sub and the Company (i) shall use their respective reasonable best efforts to cause the Merger, together with the issuance of shares of Parent Common Stock to the Company Stockholders, to qualify as a “reorganization” under Section 368(a) of the Code, and (ii) agree not to, and not to permit or cause any affiliate or any subsidiary to, take any actions or cause any action to be taken that would or could reasonably be expected to prevent or impede the Merger, together with the issuance of shares of Parent Common Stock to the Company Stockholders, from qualifying as a “reorganization” under Section 368(a) of the Code.

(b)               This Agreement is intended to constitute, and the parties hereto hereby adopt this Agreement as, a “plan of reorganization” within the meaning Treasury Regulation Sections 1.368-1(c), 1.368-2(g) and 1.368-3(a). Parent, Merger Sub and the Company shall treat, and shall not take any tax reporting position inconsistent with the treatment of, the Merger, together with the issuance of shares of Parent Common Stock to the Company Stockholders, as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

Section 5.11        Cooperation. Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of their obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the Closing.

Section 5.12        Directors and Officers of Parent.

(a)                At and immediately after the Effective Time, the initial size of the Board of Directors of Parent shall consist of two members; provided that Parent shall use its commercially reasonable efforts to increase the size of the Board of Directors of Parent to six and to elect qualified members to fill the new seats.

(b)               Each of the directors to serve on the Board of Directors of Parent at the Effective Time shall be selected by the Company, and shall serve until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal. Parent shall take all actions necessary to cause such Company designees to be elected or appointed to the Board or Directors of Parent.

(c)                At and immediately after the Effective Time, the officers of Parent shall be those Persons specified in Schedule 5.12.

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Section 5.13        Stockholder Litigation. Until the earlier of the termination of this Agreement in accordance with its terms or the Effective Time, Parent, on the one hand, and the Company, on the other hand, shall give the other Party the opportunity to participate in the defense or settlement of any stockholder litigation relating to this Agreement or any of the Contemplated Transactions, and shall not settle any such litigation without the other Party’s written consent, which will not be unreasonably withheld, conditioned or delayed.

Section 5.14        Reverse Stock Split. Parent shall submit to the Parent Stockholders at the Parent Stockholder Meeting a proposal to approve and adopt an amendment to the Parent Charter to (a) authorize the Board of Directors of Parent to effect a reverse stock split prior to the Effective Time of all outstanding shares of Parent Common Stock at a reverse stock split ratio in the range mutually agreed to by the Company and the Board of Directors of Parent (the “Reverse Stock Split”), and (b) change the name of Parent to “Quoin Pharmaceuticals, Inc.” prior to the Effective Time (the “Charter Amendment”), and shall take such other actions as shall be reasonably necessary to effectuate the Charter Amendment prior to the Effective Time.

Section 5.15        Parent Indebtedness Covenants.

(a)                Promptly after the execution and delivery of this Agreement (and in any event within thirty (30) Business Days after the date hereof, which can be extended by mutual consent of the Parties), Parent shall use commercially reasonable efforts to enter into one or more agreements to cause the Indebtedness of Parent set forth in Schedule 5.15(a) (the “Parent Third Party Indebtedness”) to be converted into Parent Common Stock immediately prior to the Effective Time (the “Parent Debt Conversion Agreements”). If Parent fails to execute Parent Debt Conversion Agreements with respect to all Parent Third Party Indebtedness prior to the date that is five days before the Closing Date (the “Remaining Parent Third Party Indebtedness”) the Exchange Ratio will be revised to cause the percentage of the outstanding equity of Parent immediately following the Effective Time (and prior to the equity to be issued in the Private Placement) to be held by holders of the outstanding equity of Parent immediately prior to the Effective Time to be reduced from approximately 27.5% to a percentage equal to (i) 27.5% minus (ii) the product of (x) 0.00000004 and (y) the amount of the Remaining Parent Third Party Indebtedness. For illustrative purposes, if the Remaining Parent Third Party Indebtedness equals $1,000,000, the percentage of the outstanding equity of Parent immediately following the Effective Time (and prior to the equity to be issued in the Private Placement) to be held by holders of the outstanding equity of Parent immediately prior to the Effective Time will be reduced from approximately 27.5% to approximately 23.5%.

(b)               Parent will enter into one or more agreements (the “Parent Related Party Agreements”) with the Persons set forth in Schedule 5.15(b) (the “Parent Related Parties”) with respect to the Indebtedness of Parent as of the date of this Agreement, which does not exceed $2,800,000 (the “Parent Related Indebtedness”). The Parent Related Party Agreements will provide that (i) in exchange for the immediate cancellation of $500,000 of the Parent Related Indebtedness, simultaneously with entry into this Agreement, Parent will transfer 100% of the shares in Ovation Science Inc. (“Ovation”) and (ii) within 180 days after the Closing Date the remaining Parent Related Indebtedness shall be converted, at the sole election of Parent, into cash or shares of Parent Common Stock which are not subject to any contractual restrictions or vesting requirements (or a combination cash and shares of Parent Common Stock). If Parent elects to convert all or a portion of the remaining Parent Related Indebtedness into shares of Parent Common Stock, such shares shall be valued using the 30 day average closing price of such shares on the OTCQB for the 30 day period prior to the date of conversion. If the conversion of any remaining Parent Related Indebtedness into shares of Parent Common Stock causes the Parent Related Parties to have an obligation to pay Taxes, Parent shall pay such Taxes to the to the applicable Governmental Authority on behalf of the Parent Related Parties.

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(c)                Notwithstanding anything herein to the contrary, and for the avoidance of any doubt, if any required license payments are made by Ovation to Parent between the date of this Agreement and the Closing Date, such funds shall be used at the Parent’s sole discretion and the balance due, if any, after the Closing Date will be applied towards payment of the Liabilities of Parent identified in Section 3.11 of the Parent Disclosure Schedule as “Parent Priority Liabilities”; provided that no such funds shall be used to pay any Specified Expenses.

(d)               For the avoidance of any doubt, (i) the Specified Expenses are not Parent Third Party Indebtedness or Parent Related Indebtedness and will not result in any modification to the Exchange Ratio and (ii) if any of the Specified Expenses are actually paid prior to the Closing and the Parent provides the Company with all documentation reasonably requested by the Company prior to confirm such payments, such paid amount shall be used to reduce the Remaining Parent Third Party Indebtedness prior to the final calculation of the Exchange Ratio.

Article 6
CONDITIONS PRECEDENT

Section 6.1            Conditions to Each Party’s Obligation to Effect the Merger. The obligations of each Party to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing, of each of the following conditions:

(a)                No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction or other Governmental Authority and remain in effect, and there shall not be any Law which has the effect of making the consummation of the Merger illegal.

(b)               Stockholder Approval. This Agreement, the Merger and the other Contemplated Transactions shall have been duly adopted and approved by the Company Stockholder Approval, and the Parent Stockholder Proposals shall have been duly approved by the Parent Stockholder Approval.

(c)                Charter Amendment. Parent shall have obtained the requisite approval of holders of its voting capital to effect the Charter Amendment, including the Reverse Stock Split.

Section 6.2            Additional Conditions Precedent to Obligation of Parent. The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Parent, at or prior to the Closing, of each of the following conditions:

(a)                Accuracy of Representations. The representations and warranties of the Company contained in Article 2 of this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date (except for those representations and warranties which address matters only as of a particular date, which representations need only to be true and correct as of such particular date), except where the failure to be true and correct has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b)               Performance of Covenants. Each of the covenants and obligations in this Agreement that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed by the Company in all material respects.

(c)                Officers’ Certificate. Parent shall have received a certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company confirming that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been duly satisfied.

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(d)               No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect.

(e)                Private Placement. A definitive agreement to effect the Private Placement shall have been executed which provides that Parent will receive an aggregate of at least $10,000,000 of gross proceeds within five (5) days of the Effective Time in exchange for the issuance of Parent Common Stock.

Section 6.3            Additional Conditions Precedent to Obligation of the Company. The obligations of the Company to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a)                Accuracy of Representations. The representations and warranties of Parent contained in Article 3 of this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date (except for those representations and warranties which address matters only as of a particular date, which representations shall have been true and correct as of such particular date), except in each case where the failure to be true and correct has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

(b)               Performance of Covenants. All of the covenants and obligations in this Agreement that Parent or Merger Sub is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

(c)                Officers’ Certificates. The Company shall have received a certificate executed by the Chief Executive Officer of Parent confirming that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been duly satisfied.

(d)               No Parent Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Parent Material Adverse Effect.

(e)                Parent Indebtedness and Specified Liabilities.

(i)                        Parent shall have entered into the Parent Related Party Agreements and the Parent Debt Conversion Agreements, in each case in forms acceptable to the Company, and such agreements shall remain in full force and effect.

(ii)                        The total amount of Parent Related Indebtedness immediately prior to the Effective Time, shall not exceed $2,800,000.

Article 7
TERMINATION

Section 7.1            Termination. This Agreement may be terminated prior to the Effective Time (whether before or after adoption of this Agreement by the Company’s stockholders and whether before or after approval of the Merger and issuance of Parent Common Stock in the Merger by Parent’s stockholders, unless otherwise specified below):

(a)                by mutual written consent of Parent and the Company duly authorized by the Boards of Directors of Parent and the Company;

(b)               by either Parent or the Company if the Merger shall not have been consummated by June 30, 2018 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any Party whose action or failure to act has been a principal cause of the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement; and provided further that the Parent and the Company agreed to extend the Outside Date as shall be reasonably requested by either party as a result of delays resulting from SEC review of the Proxy Statement;

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(c)                by either Parent or the Company if a court of competent jurisdiction or other Governmental Authority shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; provided, however, that a Party shall not be permitted to terminate this Agreement pursuant to this Section 7.1(c) if the issuance of any such order, decree, ruling or other action shall have been caused by the action or failure to act of such Party and such action or failure to act constitutes a material breach by such party of this Agreement;

(d)               by Parent if a court of competent jurisdiction shall have issued an order, decree or ruling having the effect of restraining, enjoining or otherwise prohibiting the Merger on the grounds that it violates the terms of the DGCL in response to any action initiated by any stockholder of the Company and such order, decree or ruling, or other action shall not have been reversed prior to the Outside Date;

(e)                by either Parent or the Company if (i) the Parent Stockholder Meeting (including any adjournments and postponements thereof) shall have been held and completed and Parent’s stockholders shall have taken a vote on the Parent Stockholder Proposals and such Parent Stockholder Proposals shall not have been approved at the Parent Stockholder Meeting (or at any adjournment or postponement thereof) by the Parent Stockholder Approval; provided, however, that the right to terminate this Agreement under this Section 7.1(e) shall not be available to Parent where the failure to obtain the Parent Stockholder Approval shall have been caused by the action or failure to act of Parent and such action or failure to act constitutes a material breach by Parent of this Agreement;

(f)                by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent shall have become inaccurate, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, provided that if such inaccuracy in Parent’s representations and warranties or breach by Parent is curable by Parent prior to the Outside Date, then this Agreement shall not terminate pursuant to this Section 7.1(f) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a 30 day period commencing upon delivery of written notice from the Company to Parent of such breach or inaccuracy, and (ii) Parent ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this Section 7.1(f) as a result of such particular breach or inaccuracy if such breach by Parent is cured prior to such termination becoming effective); provided, further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(f) if the Company is then in material breach of any representation, warranty, covenant or obligation hereunder, which breach has not been cured; or

(g)               by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become inaccurate, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate, provided that if such inaccuracy in the Company’s representations and warranties or breach by the Company is curable by the Company prior to the Outside Date, then this Agreement shall not terminate pursuant to this Section 7.1(g) as a result of such particular breach or inaccuracy until the earlier of (i) the expiration of a 30 day period commencing upon delivery of written notice from Parent to the Company of such breach or inaccuracy, and (ii) the Company ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this Section 7.1(g) as a result of such particular breach or inaccuracy if such breach by the Company is cured prior to such termination becoming effective); provided, further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(g) if Parent is then in material breach of any representation, warranty, covenant or obligation hereunder, which breach has not been cured.

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Section 7.2            Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall be given to the other party or parties, specifying the provisions hereof pursuant to which such termination is made and describing the basis therefor in reasonable detail, and this Agreement shall be of no further force or effect; provided, however, that (a) this Section 7.2, Section 5.8, Section 7.3 and Article 8 and the definitions of the defined terms contained in such Sections and the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect, and (b) the termination of this Agreement shall not relieve any Party from any liability or damages resulting from or arising out of any fraud or willful or intentional breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.

Section 7.3            Expenses; Termination Fees.

(a)                Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Merger are consummated.

(b)               If (i) this Agreement is terminated by the Company pursuant to Section 7.1(f), (ii) prior to such termination, Parent shall have breached any of the covenants of Parent set forth in Section 4.5(a) and (iii) Parent enters into an agreement to consummate a Parent Acquisition Proposal within six (6) months of the date of termination, then Parent shall pay, or cause the counterparty to the Parent Acquisition Proposal to pay, to the Company within two (2) Business Days after the entry into such Parent Acquisition Proposal an amount equal to the total documented expenses incurred by the Company or the Company’s stockholders and their respective Affiliates in connection with the negotiation and execution of this Agreement and the Contemplated Transactions, not to exceed $300,000 in the aggregate. For purposes of this Section 7.3(b): (A) the term “Parent Acquisition Proposal” shall have the meaning assigned to such term in Section 4.5, (B) a merger effected by Parent for the sole purpose of reincorporating Parent into another jurisdiction shall not be a Parent Acquisition Proposal and (C) any offering of securities by Parent solely for cash in a capital raising transaction shall not be a Parent Acquisition Proposal.

Article 8
MISCELLANEOUS PROVISIONS

Section 8.1            Non-Survival of Representations and Warranties. The representations and warranties of the Company and Parent contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Article 8 shall survive the Effective Time.

Section 8.2            Amendment. This Agreement may be amended with the approval of the respective Boards of Directors of the Company and Parent at any time (whether before or after the Company Stockholder Approval or before or after the Parent Stockholder Approval); provided, however, that after any such adoption and approval of this Agreement by a Party’s stockholders, no amendment shall be made which by Law requires further approval of the stockholders of such Party without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Company and Parent.

Section 8.3            Waiver.

(a)                No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(b)               No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

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Section 8.4            Entire Agreement. This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms.

Section 8.5            Counterparts; Exchanges Electronic Transmission. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission via “.pdf” shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

Section 8.6            Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 8.6, (iii) waives any objection to laying venue in any such action or proceeding in such courts, (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (v) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 8.9 of this Agreement.

Section 8.7            Attorneys’ Fees. In any action at Law or suit in equity to enforce this Agreement or the rights of any of the parties under this Agreement, the prevailing Party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

Section 8.8            Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than: (a) the parties hereto, and (b) the directors and officers of the Company referred to in Section 5.6(a) to the extent of their respective rights pursuant to Section 5.6) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.9            Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered by hand, by registered mail, by courier or express delivery service or by facsimile to the address or facsimile telephone number set forth beneath the name of such Party below (or to such other address or facsimile telephone number as such Party shall have specified in a written notice given to the other parties hereto):

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if to Parent or Merger Sub, prior to the Effective Time:

Skinvisible, Inc.

6320 S. Sandhill Road, Suite 10

Las Vegas, Nevada, 89120 U.S.A.

Attention: Terry Howlett

Email: terry@skinvisible.com

with a copy to:

The Doney Law Firm
4955 S. Durango Dr., Ste. 165
Las Vegas, NV 89113
Attention: Scott Doney.
Email: scott@doneylawfirm.com

if to Parent, after the Effective Time:

Quoin Pharmaceuticals, Inc.
6320 S. Sandhill Road, Suite 10

Las Vegas, Nevada, 89120 U.S.A.

Attention: Michael Meyers

Email: mmyers@quoinpharma.com

with a copy to:

Dentons US LLP
1221 Avenue of the Americas
New York, NY 10020-1089
Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com
Attention: Jeffrey A. Baumel, Esq.

Ilan Katz, Esq.

if to the Company:

Quoin Pharmaceuticals, Inc.
42127 Pleasant Forest Court

Ashburn, VA 20148

Attention: Michael Myers, Ph.D.

Email: mmyers@quoinpharma.com

with a copy to:

Dentons US LLP
1221 Avenue of the Americas
New York, NY 10020-1089
Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com
Attention: Jeffrey A. Baumel, Esq.

Ilan Katz, Esq.

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Section 8.10        Cooperation. Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.

Section 8.11        Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

Section 8.12        Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being the addition to any other remedy to which they are entitled at Law or in equity.

Section 8.13        Construction.

(a)                For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders, and the neuter gender shall include masculine and feminine genders.

(b)               The Parties are each represented by legal counsel and have participated jointly in the negotiation and drafting of this Agreement and the agreements contemplated hereby. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(c)                As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” The words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or paragraph hereof.

(d)               Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

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(e)                The table of contents and bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(f)                Any reference to any Laws will be deemed also to refer to such Laws and all rules and regulations promulgated thereunder, in each case as amended, modified, codified, replaced or reenacted, in whole or in part.

(g)               A reference to any Person in this Agreement or any other agreement or document shall include such Person’s predecessors-in-interest, successors and permitted assigns.

(h)               Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

Section 8.14        Definitions. As used in this Agreement (except as specifically otherwise defined):

“Affiliate” means with respect to any Person, any other Person controlling, controlled by, or under common control with such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Anticorruption Laws” means the FCPA and all similar anti-bribery Laws applicable to the Company or the Parent and its Subsidiaries, as applicable.

“Business Day” means any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions are authorized or required by Laws to be closed in the Commonwealth of Massachusetts.

“Certificate of Merger” has the meaning set forth in Section 1.3.

“Certificates” has the meaning set forth in Section 1.6(a).

“Charter Amendment” has the meaning set forth in Section 5.14.

“Clearance Date” has the meaning set forth in Section 5.1(a).

“Closing” has the meaning set forth in Section 1.3.

“Closing Date” has the meaning set forth in Section 1.3.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Bylaws” has the meaning set forth in Section 2.1.

“Company Capital Stock” means the Company Common Stock.

“Company Charter” has the meaning set forth in Section 2.1.

“Company Common Stock” means the common stock, $0.001 par value per share, of the Company.

“Company Disclosure Schedule” has the meaning set forth in Article 2.

“Company Financing Agreement” has the meaning set forth in the Recitals.

“Company Lock-up Agreements” has the meaning set forth in the Recitals.

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“Company Material Adverse Effect” means any change, circumstance, condition, development, effect, event, occurrence, result or state of facts that, individually or when taken together with any other such change, circumstance, condition, development, effect, event, occurrence, result or state of facts, has or would reasonably be expected to (a) have a material adverse effect on the business, financial condition, assets, liabilities or results of operations of the Company, or (b) prevent or materially delay the ability of Company to consummate the Contemplated Transactions, except that “Company Material Adverse Effect” shall not include any change, circumstance, condition, development, effect, event, occurrence, result or state of facts, directly or indirectly, arising out of or attributable to: (i) changes in general economic or political conditions or the securities market in general (whether as a result of acts of terrorism, war (whether or not declared), armed conflicts or otherwise) to the extent they do not disproportionately affect the Company, (ii) changes in or affecting the industries in which the Company operates to the extent they do not disproportionately affect the Company in any material respect, (iii) changes, effects or circumstances resulting from the announcement or pendency of this Agreement or the consummation of the Contemplated Transactions or compliance with the terms of this Agreement, (iv) any specific action taken at the written request of Parent or Merger Sub or required by this Agreement, (v) any changes in applicable Laws or accounting rules, (vi) any failure by the Company to meet any projections, forecasts or revenue or earnings projections, (vii) any natural or man-made disaster or acts of God or acts of war or terrorism, or (viii) any reductions, either voluntary or involuntary, in the Company’s workforce.

“Company Material Contracts” has the meaning set forth in Section 2.5(b).

“Company Stock Certificate” has the meaning set forth in Section 1.5.

“Company Stockholder Approval” has the meaning set forth in Section 2.7.

“Company Stockholders” means holders of capital stock of the Company immediately prior to the Effective Time.

“Confidentiality Agreement” means that certain confidential disclosure agreement, dated as of September 4, 2017, by and between an Affiliate of the Company and Parent.

“Contemplated Transactions” means the transactions proposed under this Agreement, including the Merger, the Charter Amendment (including the Reverse Stock Split) and the Private Placement.

“Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, lease, supply agreement, license agreement, development agreement or other contract, agreement, arrangement, understanding, obligation, commitment or instrument that is legally binding, whether written or oral.

“DGCL” means the Delaware General Corporation Law.

“Dissenting Shares” has the meaning set forth in Section 1.7(a).

“Effective Time” has the meaning set forth in Section 1.3.

“Employee Program” means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including multiple employer welfare arrangements (within the meaning of ERISA Section 3(40)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA, and (B) all employment, consulting, salary, equity and equity-based compensation, retention, bonus, incentive, severance, deferred compensation, supplemental income, vacation, profit sharing, executive compensation, change in control, material fringe benefit, vacation, retiree benefit, health or other medical, dental, life, disability or other insurance plan, program, agreement or arrangement and all other written employee benefit plans, agreements, and arrangements not described in (A) above, including without limitation, any arrangement intended to comply with Code Section 120, 125, 127, 129 or 137. In the case of an Employee Program funded through a trust described in Code Section 401(a) or an organization described in Code Section 501(c)(9), or any other funding vehicle, each reference to such Employee Program shall include a reference to such trust, organization or other vehicle.

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“Encumbrance” means any mortgage, deed of trust, pledge, security interest, attachment, hypothecation, lien (statutory or otherwise), violation, charge, lease, license, option, right of first offer, right of first refusal, encumbrance, servient easement, deed restriction, adverse claim, reversion, reverter, preferential arrangement, restrictive covenant, condition or restriction of any kind or charge of any kind (including any conditional sale or title retention agreement or lease in the nature thereof) or any agreement to file any of the foregoing, any sale of receivables with recourse against either the Company or Parent, as the case may be, or any subsidiary, stockholder or Affiliate thereof, and any filing or agreement to file any financing statement as debtor under the Uniform Commercial Code or any similar statute.

“Environment” means soil, surface waters, groundwater, land, stream sediments, surface or subsurface strata and ambient air and biota living in or on such media.

“Environmental Laws” means Laws relating to protection of the Environment or the protection of human health as it relates to the Environment, including the federal Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Endangered Species Act and similar foreign, federal, state and local Laws as in effect on the Closing Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” has the meaning ascribed thereto in Section 3.14(j)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” means an exchange agent identified by the Company at least five Business Days prior to the Closing who shall be reasonably agreeable to Parent.

“Exchange Fund” has the meaning set forth in Section 1.6(a).

“Exchange Ratio” means a number, which shall be mutually agreed upon by the Board of Directors of Parent and the Board of Directors of the Company immediately prior to the Effective Time, which will cause the holders of shares of Company Common Stock (excluding shares issued or issuable from the Private Placement) outstanding immediately prior to the Effective Time, to own 72.5% of the outstanding equity of Parent immediately following the Effective Time, subject to the terms of Section 5.15(a).

“FCPA” has the meaning set forth in Section 3.21.

“FDA” has the meaning set forth in Section 3.12(b).

“FDCA” has the meaning set forth in Section 3.12(b).

“FINRA” means the Financial Industry Regulatory Authority.

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“Governmental Authority” means any U.S. or foreign, federal, state, or local governmental commission, board, body, bureau, or other regulatory authority, agency, including courts and other judicial bodies, or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing.

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“Hazardous Material” means any pollutant, toxic substance, hazardous waste, hazardous materials, hazardous substances, petroleum or petroleum-containing products as defined in, or listed under, any Environmental Law.

“Health Care Law” has the meaning set forth in Section 3.12(c).

“Indebtedness” means Liabilities (a) for borrowed money, (b) evidenced by bonds, debentures, notes or similar instruments, (c) upon which interest charges are customarily paid (other than obligations accepted in connection with the purchase of products or services in the Ordinary Course of Business), (d) of others secured by (or which the holder of such Liabilities has an existing right, contingent or otherwise, to be secured by) any Encumbrance or security interest on property owned or acquired by the Person in question whether or not the obligations secured thereby have been assumed, (e) under leases required to be accounted for as capital leases under GAAP, (f) all obligations in respect of outstanding letters of credit, (g) guarantees relating to any such Liabilities.

“Intellectual Property” means any and all of the following, as they exist throughout the world: (A) patents, patent applications of any kind, patent rights, inventions, discoveries and invention disclosures (whether or not patented) (collectively, “Patents”), (B) rights in registered and unregistered trademarks, service marks, trade names, trade dress, logos, packaging design, slogans and Internet domain names, and registrations and applications for registration of any of the foregoing (collectively, “Marks”), (C) copyrights in both published and unpublished works, including without limitation all compilations, databases and computer programs, manuals and other documentation and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above (collectively, “Copyrights”), (D) rights in know-how, trade secrets, confidential or proprietary information, research in progress, algorithms, data, designs, processes, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, Beta testing procedures and Beta testing results (collectively, “Trade Secrets”), (E) any and all other intellectual property rights and/or proprietary rights relating to any of the foregoing, and (F) goodwill, franchises, licenses, permits, consents, approvals, and claims of infringement and misappropriation against third parties.

“IRS” means the Internal Revenue Service of the United States.

“Knowledge of Parent” means the actual knowledge of the chief executive officer and chief financial officer of Parent, after reasonable inquiry by each such individual of each such individual’s direct reports and no other inquiry.

“Knowledge of the Company” means the actual knowledge of the chief executive officer and chief financial officer of the Company, after reasonable inquiry by each such individual of each such individual’s direct reports and no other inquiry.

“Labor Laws” means all Laws regarding labor, employment and employment practices, conditions of employment, occupational safety and health, and wages and hours, including any bargaining or other obligations under the National Labor Relations Act.

“Law” or “Laws” means any federal, state, local, municipal, foreign (including foreign political subdivisions) or other law, Order, statute, constitution, principle of common law or equity, resolution, ordinance, code, writ, edict, decree, consent, approval, concession, franchise, permit, rule, regulation, judicial or administrative ruling, franchise, license, judgment, injunction, treaty, convention or other governmental certification, authorization or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority, and the term “applicable” with respect to such Laws and in the context that refers to one or more Persons means that such Laws apply to such Person or Persons or its or their business, undertaking, property or security and put into effect by or under the authority of a Governmental Authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or security.

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“Legal Proceeding” means any action, arbitration, cause of action, claim, complaint, criminal prosecution, demand letter, governmental or other examination or investigation, hearing, inquiry, administrative or other proceeding, or notice by any Person alleging potential liability.

“Liability” has the meaning set forth in Section 3.11.

“Merger” has the meaning set forth in the Recitals.

“Merger Shares” has the meaning set forth in Section 1.4.

“Merger Sub” has the meaning set forth in the Preamble.

“Multiemployer Plan” means an employee pension benefit plan or welfare benefit plan described in Section 4001(a)(3) of ERISA.

“Order” means any judgment, order, writ, injunction, ruling, decision or decree of, or any settlement under the jurisdiction of, any Court or Governmental Authority.

“Ordinary Course of Business” means with respect to a Party, the ordinary and usual course of normal day-to-day operations of such Party, consistent with past practice.

“OTCQB” means the middle tier of the OTC Markets Group Inc.

“Ovation” has the meaning set forth in Section 5.15(b).

“Parent” has the meaning set forth in the Preamble.

“Parent Ancillary Lease Documents” means all subleases, overleases and other ancillary agreements or documents pertaining to the tenancy at each such parcel of the Parent Leased Real Property that materially affect or may materially affect the tenancy at any Parent Leased Real Property.

“Parent Business” means the business of Parent and any Subsidiary as currently conducted and currently proposed to be conducted.

“Parent Bylaws” means the Restated By-laws of Parent, as amended and in effect on the date hereof.

“Parent Charter” means the Restated Certificate of Incorporation of Parent, as amended and in effect on the date hereof.

“Parent Common Stock” means the common stock, par value $0.001 per share, of Parent.

“Parent Contingent Workers” has the meaning set forth in Section 3.15(b).

“Parent Contract” means any Contract together with any amendments, waivers or other modifications thereto, to which Parent is a party.

“Parent Copyrights” has the meaning set forth in Section 3.9(a).

“Parent Debt Conversion Agreements” has the meaning set forth in Section 5.15(a).

“Parent Disclosure Schedule” has the meaning set forth in Article 3.

“Parent Employee Programs” has the meaning set forth in Section 3.14(a).

“Parent Financial Statements” has the meaning set forth in Section 3.5(c).

“Parent In-Licenses” has the meaning set forth in Section 3.9(a).

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“Parent Intellectual Property” means all Intellectual Property owned by Parent or any of its Subsidiaries or used or held for use by Parent or any of its Subsidiaries in the Parent Business. “Parent Intellectual Property” includes, without limitation, Parent Patents, Parent Marks, Parent Copyrights and Parent Trade Secrets.

“Parent Leased Real Property” means the real property leased, subleased or licensed by Parent, or any Subsidiary thereof, that is related to or used in connection with the Parent Business, and the real property leased, subleased or licensed by Parent or any Subsidiary thereof, in each case, as tenant, subtenant, licensee or other similar party, together with, to the extent leased, licensed or owned by Parent or any Subsidiary thereof, all buildings and other structures, facilities or leasehold improvements, currently or hereafter located thereon.

“Parent Leases” means the lease, license, sublease or other occupancy agreements and all amendments, modifications, supplements, and assignments thereto, together with all exhibits, addenda, riders and other documents constituting a part thereof for each parcel of Parent Leased Real Property.

“Parent Lock-up Agreements” has the meaning set forth in the Recitals.

“Parent Marks” has the meaning set forth in Section 3.9(a).

“Parent Material Adverse Effect” means any change, circumstance, condition, development, effect, event, occurrence, result or state of facts that, individually or when taken together with any other such change, circumstance, condition, development, effect, event, occurrence, result or state of facts, has or would reasonably be expected to (a) have a material adverse effect on the business, financial condition, assets, liabilities or results of operations of Parent and its Subsidiaries, taken as a whole, or (b) prevent or materially delay the ability of Parent and Merger Sub to consummate the Contemplated Transactions, except that “Parent Material Adverse Effect” shall not include any change, circumstance, condition, development, effect, event, occurrence, result or state of facts, directly or indirectly, arising out of or attributable to: (i) changes in general economic or political conditions or the securities market in general (whether as a result of acts of terrorism, war (whether or not declared), armed conflicts or otherwise) to the extent they do not disproportionately affect Parent and its Subsidiaries, taken as a whole, (ii) changes in or affecting the industries in which Parent operates to the extent they do not disproportionately affect Parent and its Subsidiaries, taken as a whole, in any material respect, (iii) changes, effects or circumstances resulting from the announcement or pendency of this Agreement or the consummation of the Contemplated Transactions or compliance with the terms of this Agreement, (iv) any specific action taken at the written request of the Company or required by this Agreement, (v) any reductions, either voluntary or involuntary, in Parent’s workforce, (vi) any changes in applicable Laws or accounting rules, (vii) any natural or man-made disaster or acts of God or acts of war or terrorism, or (viii) any failure by Parent to meet any projections, forecasts or revenue or earnings projections.

“Parent Material Contract” has the meaning set forth in Section 3.10.

“Parent Out-Licenses” has the meaning set forth in Section 3.9(a).

“Parent Owned Real Property” means the real property in which Parent or any of its Subsidiaries has any fee title (or equivalent).

“Parent Patents” has the meaning set forth in Section 3.9(a).

“Parent Permits” has the meaning set forth in Section 3.12(b).

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“Parent Product Candidates” means all products incorporating the Company’s Invisicare technology (excluding Ovation).

“Parent Recommendation” has the meaning set forth in Section 5.3.

“Parent Regulatory Agency” has the meaning set forth in Section 3.12(b).

“Parent Related Indebtedness” has the meaning set forth in Section 5.15(b).

“Parent Related Parties” has the meaning set forth in Section 5.15(b).

“Parent Related Party Agreements” has the meaning set forth in Section 5.15(b).

“Parent Restricted Stock Award” or “Parent Restricted Stock Awards” means awards of restricted stock issued under of the Parent Stock Option Plan.

“Parent SEC Reports” has the meaning set forth in Section 3.5(a).

“Parent Stock Option Plans” means the 2006 Skinvisible, Inc. Stock Option Plan.

“Parent Stock Options” means options to purchase Parent Common Stock issued under the Parent Stock Option Plan.

“Parent Stockholder Approval” has the meaning set forth in Section 3.23.

“Parent Stockholder Meeting” has the meaning set forth in Section 5.3.

“Parent Stockholder Proposals” has the meaning set forth in Section 5.3.

“Parent Stockholders” means the holders of the capital stock of Parent.

“Parent Third Party Indebtedness” has the meaning set forth in Section 5.15(a).

“Parent Trade Secrets” has the meaning set forth in Section 3.9(k).

“Parent Warrants” means warrants to purchase up to 3,609,675 shares of Parent Common Stock outstanding as of the date hereof.

“Party” or “Parties” means Parent, Merger Sub and the Company.

“Permit” means any franchise, authorization, approval, Order, consent, license, certificate, permit, registration, qualification or other right or privilege.

“Permitted Encumbrances” means (i) Encumbrances for Taxes or other governmental charges, assessments or levies that are not yet due and payable or being contested in good faith by appropriate proceedings, (ii) statutory landlord’s, mechanic’s, carrier’s, workmen’s, repairmen’s or other similar Encumbrances arising or incurred in the Ordinary Course of Business, the existence of which does not, and would not reasonably be expected to, materially impair the marketability, value or use and enjoyment of the asset subject to such Encumbrances, and (iii) Encumbrances and other conditions, easements and reservations of rights, including rights of way, for sewers, electric lines, telegraph and telephone lines and other similar purposes, and affecting the fee title to any real property leased by the Company and being transferred to Merger Sub at Closing which are of record as of the date of this Agreement and the existence of which does not, and would not reasonably be expected to, materially impair use and enjoyment of such real property, and (iv) with respect to leased real property only, Encumbrances (including Indebtedness) encumbering the fee title interested in any leased real property which are not attributable to the Company. Notwithstanding the foregoing, any Encumbrances for Indebtedness of the Company as of the Closing will not be a Permitted Encumbrance.

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“Person” means any individual, corporation, firm, partnership, joint venture, association, trust, company, Governmental Authority, syndicate, body corporate, unincorporated organization, or other legal entity, or any governmental agency or political subdivision thereof.

“PHSA” has the meaning set forth in Section 3.12(b).

“Polytherapeutics Agreement” has the meaning set forth in Section 2.5(a).

“Pre-Closing Period” has the meaning set forth in Section 4.1.

“Private Placement” has the meaning set forth in the Recitals.

“Proxy Statement” means the letter to stockholders of Parent, notice of meeting with respect to the Parent Stockholder Meeting, proxy statement/prospectus, forms of proxy and any other proxy solicitation materials to be filed with the SEC and distributed to stockholders of Parent in connection with the Merger.

“Release” means any releasing, disposing, discharging, injecting, spilling, leaking, pumping, dumping, emitting, escaping or emptying of a Hazardous Material into the Environment.

“Remaining Parent Third Party Indebtedness” has the meaning set forth in Section 5.15(a).

“Representatives” means the directors, officers, employees, Affiliates, investment bankers, financial advisors, attorneys, accountants, brokers, finders or representatives of the Company, Parent, Merger Sub or any of their respective Subsidiaries, as the case may be.

“Reverse Stock Split”” has the meaning set forth in Section 5.14.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Specified Expenses” has the meaning set forth in Section 4.4(a)(xii).

“Subsidiary” or “Subsidiaries” means, when used with reference to a party, any corporation or other organization, whether incorporated or unincorporated, of which such party or any other subsidiary of such party is a general partner (excluding partnerships the general partnership interests of which held by such party or any subsidiary of such party do not have a majority of the voting interests in such partnership) or serves in a similar capacity, or, with respect to such corporation or other organization, at least 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

“Surviving Corporation” has the meaning set forth in Section 1.1.

“Tax” or “Taxes” means any and all taxes, customs, duties, tariffs, deficiencies, assessments, levies, or other like governmental charges, including taxes based upon or measured by income, gross receipts, excise, real or personal property, ad valorem, value added, estimated, alternative minimum, stamp, sales, withholding, social security (or similar), unemployment, disability, occupation, premium, windfall, use, service, service use, license, net worth, payroll, pension, franchise, environmental (including taxes under Section 59A of the Code), severance, transfer, capital stock and recording taxes and charges, imposed by the IRS or any other taxing authority (whether U.S. or non-U.S. including any state, county, local, or non-U.S. government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined, or any other basis, and such term shall include any interest, fines, penalties, or additional amounts attributable to, or imposed upon, or with respect to, any such amounts, whether disputed or not.

“Tax Return” means any report, return, document, declaration, election, schedule or other information or filing, or any amendment thereto, required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including information returns and any documents with respect to or accompanying payments of estimated Taxes or requests for the extension of time in which to file any such report, return, document, declaration, or other information.

“Taxing Authority” means any Governmental Authority responsible for the imposition of any Tax.

“Third Party Intellectual Property” has the meaning set forth in Section 3.9(f).

“WARN Act” has the meaning set forth in Section 3.15(b).

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

SKINVISIBLE, INC. By: /s/ Terry Howlett Name: Terry Howlett Title: President & Chief Executive Officer
QUOIN MERGER SUB, INC. By: /s/ Terry Howlett Name: Terry Howlett Title: President & Chief Executive Officer
QUOIN PHARMACEUTICALS, INC. By: /s/ Michael Myers Name: Michael Myers, Ph.D. Title: President & Chief Executive Officer

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ANNEX B

LOCK-UP AGREEMENT

TERRY HOWLETT LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”), dated as of March 18, 2018, is being executed and delivered as of March 18, 2018, by Terry Howlett (“Stockholder”) in favor of and for the benefit of Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”).

RECITALS

A.       Stockholder is a director or officer of Skinvisible, Inc., a Nevada corporation (“Parent”).

B.       Parent, Quoin, Quoin Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), are entering into that certain Agreement and Plan of Merger, dated as of March 18, 2018 (as amended from time to time, the “Merger Agreement”), pursuant to which Quoin will merge with and into Merger Sub with Quoin surviving as a wholly owned subsidiary of Parent.

Stockholder, intending to be legally bound, agrees as follows:

1.                  Defined Terms. Each capitalized term used in this Agreement but not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement.

2.                  Representations and Warranties of Stockholder. Stockholder represents and warrants to Quoin as of the date hereof as follows:

(a)                Stockholder is the holder and “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of common stock of Parent set forth beneath Stockholder’s signature on the signature page hereof (the “Parent Shares”), and Stockholder has good and valid title to Parent Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature, other than as otherwise restricted under the Securities Act of 1933, as amended (the “Securities Act”).

(b)               Stockholder has the sole right to vote and to dispose of Parent Shares.

(c)                Stockholder has read this Agreement and, to the extent Stockholder felt necessary, has discussed with counsel the limitations imposed on Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares. Stockholder fully understands the limitations this Agreement places upon Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares.

3.                  Lock-Up.

(a)                Stockholder will not, during the period commencing on the date of the Effective Time of the Merger and, subject to the terms set forth herein, ending 180 days after the Effective Time of the Merger (the “Lock-up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Parent

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Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Parent Shares, in cash or otherwise.

(b)                Notwithstanding the foregoing, Stockholder may transfer Parent Shares (i) to Affiliates (including, for the avoidance of doubt, if Stockholder is a corporation, partnership, limited liability company, investment fund, trust or other business entity, such investment funds or other business entities controlled or managed by, or that controls or manages, or under common management with, the Stockholder) or charitable organizations; (ii) if Stockholder is an individual, to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family for estate planning purposes or for the purposes of personal tax planning, or upon the death of Stockholder, by will or intestacy; (iii) if Stockholder is a corporation, partnership, limited liability company, investment fund or other business entity, as part of a disposition, transfer or distribution by the Stockholder to its equity holders; (iv) if the Stockholder is a trust, to a trustor or beneficiary of the trust; or (v) to a nominee or custodian of a Person or entity to whom a disposition or transfer would be permissible under this clause (b); provided, however, that any such transfer shall be permitted under this clause (b) only if, as a precondition to such transfer, such donee, transferee or distributee agrees in writing to be bound by all of the terms of this Agreement.

(c)               For the avoidance of doubt, the restrictions in this Agreement shall apply only to the Parent Shares owned by the Stockholder as of the Effective Time of the Merger and Parent Shares issued upon the exercise of options outstanding as of the Effective Time of the Merger and no other security of Parent or any Affiliate thereof.

4.                  Stop Transfer Instructions. Stockholder acknowledges and agrees that stop transfer instructions will be given to Parent’s transfer agent with respect to the Parent Shares until the expiration of the Lock-Up Period.

5.                  Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and Parent or Quoin, on the other hand. The existence of any claim or cause of action by Stockholder against Parent or Quoin shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

6.                  Specific Performance. Stockholder acknowledges that Quoin could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Stockholder could not be adequately compensated by monetary damages. Accordingly, Stockholder agrees that (a) it will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) in addition to any other right or remedy to which Quoin may be entitled, at law or in equity, Quoin will be entitled to seek to enforce any provision of this Agreement by a decree of specific performance and to seek temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

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7.                  Notices. All notices and other communications hereunder shall be in writing (including email or similar writing) and must be given:

(a)                If to Quoin, to:

Quoin Pharmaceuticals, Inc.
42127 Pleasant Forest Court
Ashburn, VA 20148
Attention: Michael Myers, Ph.D.
Email: mmyers@quoinpharma.com

with a copy (which will not constitute notice) to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Jeffrey Baumel

Ilan Katz

Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com

(b)               If to Stockholder, to

Terry Howlett
Suite 10, 6320 S Sandhill Rd

Las Vegas, NV 89120

Attention: Terry Howlett

email: terry@skinvisible.com

or such other physical address or email address as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, consent, waiver or other communication under this Agreement will be effective only (i) if given by email, when the email is transmitted to the email address specified in this Section 7 or (ii) if given by overnight courier or personal delivery when delivered at the physical address specified in this Section 7.

8.                  Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

9.                  Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, construed under and

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10.              enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflict or choice of laws which would result in the application of the laws of any other jurisdiction.

11.              Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby will be brought exclusively in the United States District Court for the District of Nevada or in the state courts in the State of Nevada, and each of the parties hereto hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 7 will be deemed effective service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

12.              Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by a party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

13.              Effectiveness; Termination. This Agreement shall only be effective upon the Effective Time of Merger 1 and shall automatically terminate in the event of the termination of the Merger Agreement for any reason.

14.              Further Assurances. Stockholder shall execute and/or cause to be delivered to Quoin such instruments and other documents and shall take such other actions as Quoin may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

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15.              Entire Agreement and Modification. This Agreement, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to its subject matter and constitute (along with the documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written document executed by the party against whose interest the modification will operate. The parties will not enter into any other agreement inconsistent with the terms and conditions of this Agreement and the Merger Agreement, or that addresses any of the subject matters addressed in this Agreement and the Merger Agreement.

16.              Non-Exclusivity. The rights and remedies of Quoin hereunder are not exclusive of or limited by any other rights or remedies which Quoin may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

17.              Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

18.              Assignment. This Agreement and all obligations of Stockholder hereunder are personal to Stockholder and may not be transferred or delegated by Stockholder at any time, except in accordance with Section 2(b) of this Agreement. Quoin may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity without obtaining the consent or approval of Stockholder.

19.              Binding Nature. Subject to Section 17, this Agreement will inure to the benefit of Quoin and its successors and assigns and will be binding upon Stockholder and Stockholder’s representatives, executors, administrators, estate, heirs, successors and assigns.

20.              Survival. Each of the representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the Mergers.

21.              Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument. An electronic copy of a party’s signature (including signatures in Adobe PDF or similar format) shall be deemed an original signature for purposes hereof.

22.              Headings; Construction. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) ”it” or “its” or words denoting any gender include all genders and (c) the word “including” means “including without limitation,” whether or not expressed.

(Signature page follows)

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IN WITNESS WHEREOF, the parties hereto have caused this Lock-Up Agreement to be duly executed as of the day and year first above written.

QUOIN PHARMACEUTICALS, INC.

By: /s/ Michael Myers

Name: Michael Myers, Ph.D.
Title: President and Chief Executive Officer

STOCKHOLDER

/s/ Terry Howlett
TERRY HOWLETT

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DOREEN MCMORRAN LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”), dated as of March 18, 2018, is being executed and delivered as of March 18, 2018, by Doreen McMorran (“Stockholder”) in favor of and for the benefit of Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”).

RECITALS

A.       Stockholder is a director or officer of Skinvisible, Inc., a Nevada corporation (“Parent”).

B.       Parent, Quoin, Quoin Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), are entering into that certain Agreement and Plan of Merger, dated as of March 18, 2018 (as amended from time to time, the “Merger Agreement”), pursuant to which Quoin will merge with and into Merger Sub with Quoin surviving as a wholly owned subsidiary of Parent.

Stockholder, intending to be legally bound, agrees as follows:

1.                   Defined Terms. Each capitalized term used in this Agreement but not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement.

2.                   Representations and Warranties of Stockholder. Stockholder represents and warrants to Quoin as of the date hereof as follows:

(a)                 Stockholder is the holder and “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of common stock of Parent set forth beneath Stockholder’s signature on the signature page hereof (the “Parent Shares”), and Stockholder has good and valid title to Parent Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature, other than as otherwise restricted under the Securities Act of 1933, as amended (the “Securities Act”).

(b)                 Stockholder has the sole right to vote and to dispose of Parent Shares.

(c)                 Stockholder has read this Agreement and, to the extent Stockholder felt necessary, has discussed with counsel the limitations imposed on Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares. Stockholder fully understands the limitations this Agreement places upon Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares.

3.                   Lock-Up.

(a)                 Stockholder will not, during the period commencing on the date of the Effective Time of the Merger and, subject to the terms set forth herein, ending 180 days after the Effective Time of the Merger (the “Lock-up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Parent Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Parent Shares, in cash or otherwise.

(b)                 Notwithstanding the foregoing, Stockholder may transfer Parent Shares (i) to Affiliates (including, for the avoidance of doubt, if Stockholder is a corporation, partnership, limited liability company, investment fund, trust or other business entity, such investment funds or other business entities controlled or managed by, or that controls or manages, or under common management with, the Stockholder) or charitable organizations; (ii) if Stockholder is an individual, to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family for estate planning purposes or for the purposes of personal tax planning, or upon the death of Stockholder, by will or intestacy; (iii) if Stockholder is a corporation, partnership, limited liability company, investment fund or other business entity, as part of a disposition,

B-7

transfer or distribution by the Stockholder to its equity holders; (iv) if the Stockholder is a trust, to a trustor or beneficiary of the trust; or (v) to a nominee or custodian of a Person or entity to whom a disposition or transfer would be permissible under this clause (b); provided, however, that any such transfer shall be permitted under this clause (b) only if, as a precondition to such transfer, such donee, transferee or distributee agrees in writing to be bound by all of the terms of this Agreement.

(c)                 For the avoidance of doubt, the restrictions in this Agreement shall apply only to the Parent Shares owned by the Stockholder as of the Effective Time of the Merger and Parent Shares issued upon the exercise of options outstanding as of the Effective Time of the Merger and no other security of Parent or any Affiliate thereof.

4.                   Stop Transfer Instructions. Stockholder acknowledges and agrees that stop transfer instructions will be given to Parent’s transfer agent with respect to the Parent Shares until the expiration of the Lock-Up Period.

5.                   Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and Parent or Quoin, on the other hand. The existence of any claim or cause of action by Stockholder against Parent or Quoin shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

6.                   Specific Performance. Stockholder acknowledges that Quoin could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Stockholder could not be adequately compensated by monetary damages. Accordingly, Stockholder agrees that (a) it will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) in addition to any other right or remedy to which Quoin may be entitled, at law or in equity, Quoin will be entitled to seek to enforce any provision of this Agreement by a decree of specific performance and to seek temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

7.                   Notices. All notices and other communications hereunder shall be in writing (including email or similar writing) and must be given:

(a)                 If to Quoin, to:

Quoin Pharmaceuticals, Inc.
42127 Pleasant Forest Court
Ashburn, VA 20148
Attention: Michael Myers, Ph.D.
Email: mmyers@quoinpharma.com

with a copy (which will not constitute notice) to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Jeffrey Baumel

Ilan Katz

Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com

(b)                 If to Stockholder, to

Doreen McMorran
Suite 10, 6320 S Sandhill Rd

Las Vegas, NV 89120

Attention: Doreen McMorran

email: doreen@invisicare.com

B-8

or such other physical address or email address as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, consent, waiver or other communication under this Agreement will be effective only (i) if given by email, when the email is transmitted to the email address specified in this Section 7 or (ii) if given by overnight courier or personal delivery when delivered at the physical address specified in this Section 7.

8.                   Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

9.                   Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, construed under and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflict or choice of laws which would result in the application of the laws of any other jurisdiction.

10.                Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby will be brought exclusively in the United States District Court for the District of Nevada or in the state courts in the State of Nevada, and each of the parties hereto hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 7 will be deemed effective service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

11.                Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by a party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

12.                Effectiveness; Termination. This Agreement shall only be effective upon the Effective Time of Merger 1 and shall automatically terminate in the event of the termination of the Merger Agreement for any reason.

13.                Further Assurances. Stockholder shall execute and/or cause to be delivered to Quoin such instruments and other documents and shall take such other actions as Quoin may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

B-9

14.                Entire Agreement and Modification. This Agreement, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to its subject matter and constitute (along with the documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written document executed by the party against whose interest the modification will operate. The parties will not enter into any other agreement inconsistent with the terms and conditions of this Agreement and the Merger Agreement, or that addresses any of the subject matters addressed in this Agreement and the Merger Agreement.

15.                Non-Exclusivity. The rights and remedies of Quoin hereunder are not exclusive of or limited by any other rights or remedies which Quoin may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

16.                Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

17.                Assignment. This Agreement and all obligations of Stockholder hereunder are personal to Stockholder and may not be transferred or delegated by Stockholder at any time, except in accordance with Section 2(b) of this Agreement. Quoin may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity without obtaining the consent or approval of Stockholder.

18.                Binding Nature. Subject to Section 17, this Agreement will inure to the benefit of Quoin and its successors and assigns and will be binding upon Stockholder and Stockholder’s representatives, executors, administrators, estate, heirs, successors and assigns.

19.                Survival. Each of the representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the Mergers.

20.                Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument. An electronic copy of a party’s signature (including signatures in Adobe PDF or similar format) shall be deemed an original signature for purposes hereof.

21.                Headings; Construction. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) ”it” or “its” or words denoting any gender include all genders and (c) the word “including” means “including without limitation,” whether or not expressed.

(Signature page follows)

B-10

IN WITNESS WHEREOF, the parties hereto have caused this Lock-Up Agreement to be duly executed as of the day and year first above written.

QUOIN PHARMACEUTICALS, INC.

By: /s/ Michael Myers

Name: Michael Myers, Ph.D.
Title: President and Chief Executive Officer

STOCKHOLDER

/s/ Doreen McMorran
DOREEN MCMORRAN

B-11

DENISE CARTER LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”), dated as of March 18, 2018, is being executed and delivered as of March 18, 2018, by Denise Carter (“Stockholder”) in favor of and for the benefit of Skinvisible, Inc., a Nevada corporation (“Parent”).

RECITALS

A.       Stockholder is a director or officer of Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”).

B.       Quoin, Parent, Quoin Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), are entering into that certain Agreement and Plan of Merger, dated as of March 18, 2018 (as amended from time to time, the “Merger Agreement”), pursuant to which Quoin will merge with and into Merger Sub with Quoin surviving as a wholly owned subsidiary of Parent.

C.       The Merger Agreement contemplates that, upon consummation of the Stockholder will receive shares of Parent Common Stock in the Mergers (the “Parent Shares”) and that the Stockholder will be subject to certain restrictions on transfer of such shares as provided herein.

Stockholder, intending to be legally bound, agrees as follows:

1.                   Defined Terms. Each capitalized term used in this Agreement but not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement.

2.                   Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent as of the date hereof as follows:

(a)                 Stockholder is the holder and “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of common stock of Quoin set forth beneath Stockholder’s signature on the signature page hereof (the “Quoin Shares”), and Stockholder has good and valid title to Quoin Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature, other than as otherwise restricted under the Securities Act of 1933, as amended (the “Securities Act”).

(b)                 Stockholder has the sole right to vote and to dispose of Quoin Shares.

(c)                 Stockholder has read this Agreement and, to the extent Stockholder felt necessary, has discussed with counsel the limitations imposed on Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares. Stockholder fully understands the limitations this Agreement places upon Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares.

3.                   Lock-Up.

(a)                 Stockholder will not, during the period commencing on the date of the Effective Time of the Merger and, subject to the terms set forth herein, ending 180 days after the Effective Time of the Merger (the “Lock-up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Parent Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Parent Shares, in cash or otherwise.

(b)                 Notwithstanding the foregoing, Stockholder may transfer Parent Shares (i) to Affiliates (including, for the avoidance of doubt, if Stockholder is a corporation, partnership, limited liability company, investment fund, trust or other business entity, such investment funds or other business entities controlled or

B-12

managed by, or that controls or manages, or under common management with, the Stockholder) or charitable organizations; (ii) if Stockholder is an individual, to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family for estate planning purposes or for the purposes of personal tax planning, or upon the death of Stockholder, by will or intestacy; (iii) if Stockholder is a corporation, partnership, limited liability company, investment fund or other business entity, as part of a disposition, transfer or distribution by the Stockholder to its equity holders; (iv) if the Stockholder is a trust, to a trustor or beneficiary of the trust; or (v) to a nominee or custodian of a Person or entity to whom a disposition or transfer would be permissible under this clause (b); provided, however, that any such transfer shall be permitted under this clause (b) only if, as a precondition to such transfer, such donee, transferee or distributee agrees in writing to be bound by all of the terms of this Agreement.

(c)                 For the avoidance of doubt, the restrictions in this Agreement shall apply only to the Parent Shares received in the Merger.

4.                   Stop Transfer Instructions. Stockholder acknowledges and agrees that stop transfer instructions will be given to Parent’s transfer agent with respect to the Parent Shares until the expiration of the Lock-Up Period.

5.                   Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and Parent or Parent, on the other hand. The existence of any claim or cause of action by Stockholder against Parent or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

6.                   Specific Performance. Stockholder acknowledges that Parent could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Stockholder could not be adequately compensated by monetary damages. Accordingly, Stockholder agrees that (a) it will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) in addition to any other right or remedy to which Parent may be entitled, at law or in equity, Parent will be entitled to seek to enforce any provision of this Agreement by a decree of specific performance and to seek temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

7.                   Notices. All notices and other communications hereunder shall be in writing (including email or similar writing) and must be given:

(a)                 If to Parent, to:

Skinvisible, Inc.

6320 S. Sandhill Road, Suite 10

Las Vegas, Nevada, 89120 U.S.A.

Attention: Terry Howlett

Email: terry@skinvisible.com

with a copy (which will not constitute notice) to:

The Doney Law Firm

4955 S. Durango Dr., Ste. 165

Las Vegas, NV 89113

Attention: Scott Doney.

Email: scott@doneylawfirm.com

and with a copy (which will not constitute notice), following the Closing, to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Jeffrey Baumel

Ilan Katz

Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com

(b)                 If to Stockholder, to

Denise Carter [ ]

Attention: Denise Carter

Email: dcarter@quoinpharma.com

B-13

or such other physical address or email address as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, consent, waiver or other communication under this Agreement will be effective only (i) if given by email, when the email is transmitted to the email address specified in this Section 7 or (ii) if given by overnight courier or personal delivery when delivered at the physical address specified in this Section 7.

8.                   Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

9.                   Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, construed under and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflict or choice of laws which would result in the application of the laws of any other jurisdiction.

10.                Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby will be brought exclusively in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware, and each of the parties hereto hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 7 will be deemed effective service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

11.                Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by a party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

12.                Effectiveness; Termination. This Agreement shall only be effective upon the Effective Time of Merger 1 and shall automatically terminate in the event of the termination of the Merger Agreement for any reason.

13.                Further Assurances. Stockholder shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

B-14

14.                Entire Agreement and Modification. This Agreement, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to its subject matter and constitute (along with the documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written document executed by the party against whose interest the modification will operate. The parties will not enter into any other agreement inconsistent with the terms and conditions of this Agreement and the Merger Agreement, or that addresses any of the subject matters addressed in this Agreement and the Merger Agreement.

15.                Non-Exclusivity. The rights and remedies of Parent hereunder are not exclusive of or limited by any other rights or remedies which Parent may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

16.                Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

17.                Assignment. This Agreement and all obligations of Stockholder hereunder are personal to Stockholder and may not be transferred or delegated by Stockholder at any time, except in accordance with Section 2(b) of this Agreement. Parent may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity without obtaining the consent or approval of Stockholder.

18.                Binding Nature. Subject to Section 17, this Agreement will inure to the benefit of Parent and its successors and assigns and will be binding upon Stockholder and Stockholder’s representatives, executors, administrators, estate, heirs, successors and assigns.

19.                Survival. Each of the representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the Mergers.

20.                Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument. An electronic copy of a party’s signature (including signatures in Adobe PDF or similar format) shall be deemed an original signature for purposes hereof.

21.                Headings; Construction. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) ”it” or “its” or words denoting any gender include all genders and (c) the word “including” means “including without limitation,” whether or not expressed.

(Signature page follows)

B-15

IN WITNESS WHEREOF, the parties hereto have caused this Lock-Up Agreement to be duly executed as of the day and year first above written.

SKINVISIBLE, INC.

By: /s/ Terry Howlett

Name: Terry Howlett
Title: President & Chief Executive Officer

STOCKHOLDER

/s/ Denise Carter
DENISE CARTER

B-16

MICHAEL MYERS LOCK-UP AGREEMENT

This LOCK-UP AGREEMENT (this “Agreement”), dated as of March 18, 2018, is being executed and delivered as of March 18, 2018, by Michael Myers (“Stockholder”) in favor of and for the benefit of Skinvisible, Inc., a Nevada corporation (“Parent”).

RECITALS

A.       Stockholder is a director or officer of Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”).

B.       Quoin, Parent, Quoin Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), are entering into that certain Agreement and Plan of Merger, dated as of March 18, 2018 (as amended from time to time, the “Merger Agreement”), pursuant to which Quoin will merge with and into Merger Sub with Quoin surviving as a wholly owned subsidiary of Parent.

C.       The Merger Agreement contemplates that, upon consummation of the Stockholder will receive shares of Parent Common Stock in the Mergers (the “Parent Shares”) and that the Stockholder will be subject to certain restrictions on transfer of such shares as provided herein.

Stockholder, intending to be legally bound, agrees as follows:

1.                   Defined Terms. Each capitalized term used in this Agreement but not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement.

2.                   Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent as of the date hereof as follows:

(a)                 Stockholder is the holder and “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of common stock of Quoin set forth beneath Stockholder’s signature on the signature page hereof (the “Quoin Shares”), and Stockholder has good and valid title to Quoin Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature, other than as otherwise restricted under the Securities Act of 1933, as amended (the “Securities Act”).

(b)                 Stockholder has the sole right to vote and to dispose of Quoin Shares.

(c)                 Stockholder has read this Agreement and, to the extent Stockholder felt necessary, has discussed with counsel the limitations imposed on Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares. Stockholder fully understands the limitations this Agreement places upon Stockholder’s ability to sell, transfer or otherwise dispose of the Parent Shares.

3.                   Lock-Up.

(a)                 Stockholder will not, during the period commencing on the date of the Effective Time of the Merger and, subject to the terms set forth herein, ending 180 days after the Effective Time of the Merger (the “Lock-up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Parent Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Parent Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Parent Shares, in cash or otherwise.

(b)                 Notwithstanding the foregoing, Stockholder may transfer Parent Shares (i) to Affiliates (including, for the avoidance of doubt, if Stockholder is a corporation, partnership, limited liability company, investment fund, trust or other business entity, such investment funds or other business entities controlled or

B-17

managed by, or that controls or manages, or under common management with, the Stockholder) or charitable organizations; (ii) if Stockholder is an individual, to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family for estate planning purposes or for the purposes of personal tax planning, or upon the death of Stockholder, by will or intestacy; (iii) if Stockholder is a corporation, partnership, limited liability company, investment fund or other business entity, as part of a disposition, transfer or distribution by the Stockholder to its equity holders; (iv) if the Stockholder is a trust, to a trustor or beneficiary of the trust; or (v) to a nominee or custodian of a Person or entity to whom a disposition or transfer would be permissible under this clause (b); provided, however, that any such transfer shall be permitted under this clause (b) only if, as a precondition to such transfer, such donee, transferee or distributee agrees in writing to be bound by all of the terms of this Agreement.

(c)                 For the avoidance of doubt, the restrictions in this Agreement shall apply only to the Parent Shares received in the Merger.

4.                   Stop Transfer Instructions. Stockholder acknowledges and agrees that stop transfer instructions will be given to Parent’s transfer agent with respect to the Parent Shares until the expiration of the Lock-Up Period.

5.                   Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and Parent or Parent, on the other hand. The existence of any claim or cause of action by Stockholder against Parent or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

6.                   Specific Performance. Stockholder acknowledges that Parent could be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Stockholder could not be adequately compensated by monetary damages. Accordingly, Stockholder agrees that (a) it will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (b) in addition to any other right or remedy to which Parent may be entitled, at law or in equity, Parent will be entitled to seek to enforce any provision of this Agreement by a decree of specific performance and to seek temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

7.                   Notices. All notices and other communications hereunder shall be in writing (including email or similar writing) and must be given:

(a)                 If to Parent, to:

Skinvisible, Inc.

6320 S. Sandhill Road, Suite 10

Las Vegas, Nevada, 89120 U.S.A.

Attention: Terry Howlett

Email: terry@skinvisible.com

with a copy (which will not constitute notice) to:

The Doney Law Firm

4955 S. Durango Dr., Ste. 165

Las Vegas, NV 89113

Attention: Scott Doney.

Email: scott@doneylawfirm.com

and with a copy (which will not constitute notice), following the Closing, to:

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Jeffrey Baumel

Ilan Katz

Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com

(b)                 If to Stockholder, to

Michael Myers

42127 Pleasant Forest Court

Ashburn, VA 20148

Attention: Michael Myers

email: mmyers@quoinpharma.com

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or such other physical address or email address as a party may hereafter specify for the purpose by notice to the other parties hereto. Each notice, consent, waiver or other communication under this Agreement will be effective only (i) if given by email, when the email is transmitted to the email address specified in this Section 7 or (ii) if given by overnight courier or personal delivery when delivered at the physical address specified in this Section 7.

8.                   Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

9.                   Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, construed under and enforced in accordance with the laws of the State of Delaware, without giving effect to principles of conflict or choice of laws which would result in the application of the laws of any other jurisdiction.

10.                Consent to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby will be brought exclusively in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware, and each of the parties hereto hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum. Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts. Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 7 will be deemed effective service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

11.                Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by a party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

12.                Effectiveness; Termination. This Agreement shall only be effective upon the Effective Time of Merger 1 and shall automatically terminate in the event of the termination of the Merger Agreement for any reason.

13.                Further Assurances. Stockholder shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

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14.                Entire Agreement and Modification. This Agreement, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to its subject matter and constitute (along with the documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written document executed by the party against whose interest the modification will operate. The parties will not enter into any other agreement inconsistent with the terms and conditions of this Agreement and the Merger Agreement, or that addresses any of the subject matters addressed in this Agreement and the Merger Agreement.

15.                Non-Exclusivity. The rights and remedies of Parent hereunder are not exclusive of or limited by any other rights or remedies which Parent may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

16.                Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses.

17.                Assignment. This Agreement and all obligations of Stockholder hereunder are personal to Stockholder and may not be transferred or delegated by Stockholder at any time, except in accordance with Section 2(b) of this Agreement. Parent may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity without obtaining the consent or approval of Stockholder.

18.                Binding Nature. Subject to Section 17, this Agreement will inure to the benefit of Parent and its successors and assigns and will be binding upon Stockholder and Stockholder’s representatives, executors, administrators, estate, heirs, successors and assigns.

19.                Survival. Each of the representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the Mergers.

20.                Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which, taken together, will constitute one and the same instrument. An electronic copy of a party’s signature (including signatures in Adobe PDF or similar format) shall be deemed an original signature for purposes hereof.

21.                Headings; Construction. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) ”it” or “its” or words denoting any gender include all genders and (c) the word “including” means “including without limitation,” whether or not expressed.

(Signature page follows)

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IN WITNESS WHEREOF, the parties hereto have caused this Lock-Up Agreement to be duly executed as of the day and year first above written.

SKINVISIBLE, INC.

By: /s/ Terry Howlett

Name: Terry Howlett
Title: President & Chief Executive Officer

STOCKHOLDER

/s/ Michael Myers
MICHAEL MYERS

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ANNEX C

VOTING AGREEMENT

TERRY HOWLETT VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (hereinafter referred to as this “Agreement”), dated as of March 18, 2018, is by and among the Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”) and Terry Howlett (“Stockholder”).

WHEREAS, Stockholder is, as of the date hereof, the record and beneficial owner (for purposes of this Agreement, “beneficial owner” (including “beneficially own” and other correlative terms) shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and has the right to vote on the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of Skinvisible, Inc., a Nevada corporation (“Skinvisible”), as set forth opposite the name of Stockholder on Schedule I hereto;

WHEREAS, Quoin, Skinvisible and Quoin Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Skinvisible (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into Quoin (the “Merger”), with Quoin being the surviving entity of such Merger and a wholly-owned subsidiary of Skinvisible, upon the terms and subject to the conditions set forth in the Merger Agreement (unless otherwise defined or indicated herein, capitalized terms used herein shall have the respective meanings specified in the Merger Agreement); and

WHEREAS, as a condition to the willingness of Quoin to enter into the Merger Agreement and as an inducement and in consideration therefor, Quoin has required that Stockholder, and Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.                      Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Quoin as follows:

(a)                 As of the time of execution of this Agreement, Stockholder (i) is the record and/or beneficial owner of the shares of Common Stock (together with any shares of Common Stock which such Stockholder may acquire at any time in the future during the term of this Agreement, including pursuant to any exercise of a Parent Stock Option, the “Stockholder Securities”) set forth opposite Stockholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, neither holds nor has any beneficial ownership interest in any other shares of Common Stock or Parent Stock Options.

(b)                 Stockholder has the legal capacity to execute and deliver this Agreement and to vote the Stockholder’s Securities as contemplated hereby.

(c)                 This Agreement has been duly executed and delivered by Stockholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Quoin, this Agreement constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

(d)                 Neither the execution and delivery of this Agreement nor the voting by Stockholder of the Stockholders Securities contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding or arrangement of any kind to which Stockholder is a party or by which Stockholder or Stockholder’s assets are bound, except for such violations, defaults or conflicts as would not reasonably be expected to prevent or materially delay Stockholder’s performance of its obligations under this Agreement. The voting by Stockholder of the Stockholders Securities contemplated hereby will not (i) violate any provision of any decree, order or judgment applicable to Stockholder or (ii) require any consent, approval, or notice under any legal requirements applicable to and known by Stockholder, other than such consents, approvals and notices that, if not obtained, made or given, would not prevent or materially delay Stockholder’s performance of its obligations under this Agreement.

(e)                 The Stockholder Securities and the Certificates representing the Stockholder Securities are now, and, at all times during the term of this Agreement will be, held by Stockholder or by a nominee or custodian for the benefit of Stockholder, free and clear of all Liens, except for any such Liens arising hereunder and any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Liens”).

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(f)                  Stockholder has full voting power, with respect to the Stockholder Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder Securities. The Stockholder Securities are not subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Stockholder Securities.

(g)                 As of the time of execution of this Agreement, there is no proceeding or governmental or regulatory investigations of any nature pending or, to the knowledge of Stockholder, threatened against Stockholder at law or equity before or by any Governmental Authority that would reasonably be expected to prevent or materially delay Stockholder’s performance of its obligations under this Agreement.

(h)                 Stockholder has received and reviewed a copy of the Merger Agreement. Stockholder understands and acknowledges that Quoin is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

(i)                   No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Stockholder.

Section 2.                      Representations and Warranties of Quoin. Quoin represents and warrants to Stockholder as follows:

(a)                 Quoin is an entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and Quoin has the corporate power and authority, as the case may be, to execute and deliver and perform its obligations under this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby, and each has taken all necessary action to duly authorize the execution, delivery and performance of this Agreement and the Merger Agreement.

(b)                 This Agreement and the Merger Agreement have been duly authorized, executed and delivered by Quoin, and, assuming this Agreement and the Merger Agreement constitute legal, valid and binding obligations of the other parties hereto and thereto, constitute the legal, valid and binding obligations of Quoin, are enforceable against Quoin in accordance with their terms, subject to the Enforceability Exceptions.

(c)                 Neither the execution and delivery of this Agreement nor the consummation by Quoin of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding or arrangement of any kind to which either Quoin is a party or by which t Quoin, or any of its respective assets are bound, except for such violations, defaults or conflicts as would not prevent or materially delay Quoin’s performance of its obligations under this Agreement and the Merger Agreement. The consummation by the Quoin of the transactions contemplated hereby will not (i) violate any provision of any decree, order or judgment applicable to Quoin, (ii) require any consent, approval, or notice under any legal requirements applicable to Quoin, other than such consents, approvals and notices that, if not obtained, made or given, would not prevent or materially delay Quoin’s performance of its obligations under this Agreement and the Merger Agreement, or (iii) violate any provision of Quoin’s organizational documents.

Section 3.                      Transfer of the Shares; Other Actions.

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(a)                 Prior to the Outside Date, except as otherwise expressly provided herein (including pursuant to this Section 3 or Section 4) or in the Merger Agreement, Stockholder shall not: (i) directly or indirectly transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement with respect to, or create any Lien (other than Permitted Liens) on or enter into any agreement with respect to (any of the foregoing, a “Transfer”), any or all of its Stockholder Securities; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of its Stockholder Securities; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Stockholder Securities with respect to any matter that is in contravention of the obligations of Stockholder under this Agreement with respect to the Stockholder Securities; (iv) deposit any of the Stockholder Securities into a voting trust, or enter into a voting agreement or arrangement with respect to any of such Stockholder Securities in contravention of the obligations of Stockholder under this Agreement with respect to the Stockholder Securities; or (v) take or cause the taking of any other action that would reasonably be expected to prevent or materially delay the performance of such Stockholder’s obligations hereunder. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Stockholder Securities shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Stockholder Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the Outside Date.

(b)                 Stockholder agrees that it will not exercise any appraisal rights of such Stockholder Securities available to Stockholder with respect to the Merger.

Section 4.                      Voting of Shares.

(a)                 Without in any way limiting Stockholder’s right to (i) vote in his capacity as a director of Skinvisible or (ii) vote the Stockholder Securities in its sole discretion on any other matters not set forth in Section 4(a)(ii) that may be submitted to a Stockholder vote, consent or other approval, at any annual, special or other meeting of Skinvisible’s stockholders called or any action by written consent in lieu of a meeting of stockholders of Skinvisible with respect to any of the following, and at any adjournment or postponement thereof, Stockholder (in Stockholder’s capacity as a holder of the Stockholder Securities) shall, or shall cause the holder of record on any applicable record date to, (1) appear at each such meeting or otherwise cause all of Stockholder’s Stockholder Securities entitled to vote to be counted as present thereat for purposes of calculating a quorum and (2) vote (or cause to be voted), in person or by proxy, all Stockholder Securities, beneficially owned by Stockholder and entitled to vote (A) in favor of the adoption of the Merger Agreement and the approval of the Merger and the transactions contemplated thereby, and/or (B) against (x) any action or agreement which would reasonably be expected to prevent, delay, or adversely affect the Merger Agreement, the Merger or this Agreement, (y) any Acquisition Proposal and (z) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Stockholder under this Agreement. Any vote by Stockholder that is not in accordance with this Section 4(a) will be considered null and void.

(b)                 Notwithstanding the foregoing, Stockholder shall retain at all times the right to vote the Stockholder Securities held by it in its sole discretion and without any other limitation on those matters other than those set forth in Section 4(a)(ii) that are at any time or from time to time presented for consideration to Skinvisible’s stockholders.

Section 5.                      No Solicitation. Stockholder agrees that it shall not, and shall cause its advisors or representatives (such advisors or representatives, collectively, “Representatives”) not to, directly or indirectly, (i) initiate, solicit or knowingly encourage or facilitate any Acquisition Proposal or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish or provide any non-public information to any Person in connection with, any Acquisition Proposal.

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Section 6.                      Further Assurances. Each party shall execute and deliver any additional documents and take such further actions that are reasonably necessary to carry out all of its obligations under the provisions hereof.

Section 7.                      Termination. This Agreement will terminate upon the earlier of (a) the Effective Time and (b) the date of termination of the Merger Agreement in accordance with its terms (the “Expiration Time”), at which time this Agreement shall forthwith become void and of no effect and there shall be no liability or obligation on the part of any party hereto (or any of its Representatives), except that this Section 7, Section 8 and Section 11 shall survive the Expiration Time indefinitely; provided, further that no such termination or expiration shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

Section 8.                      Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

Section 9.                      Public Announcements. Stockholder shall not make public announcements regarding this Agreement and the transactions contemplated hereby that are inconsistent with the public statements made by Quoin and Skinvisible in connection with this Agreement, the Merger Agreement and the Transactions contemplated thereby, without the prior written consent of Quoin. Stockholder (a) consents to and authorizes (i) the publication and disclosure by Quoin and Skinvisible of the initial news release regarding the Merger and any news releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated thereby, and (ii) the publication and disclosure by Quoin, Skinvisible and their respective affiliates of its identity and beneficial ownership of the Stockholder Securities and the nature of its commitments, obligations, arrangements and understandings under this Agreement in the Proxy Statement and (b) agrees to promptly give to Quoin and Skinvisible any information relating to Stockholder they may reasonably require for the preparation of the Proxy Statement and any related documents; provided that Stockholder makes no representations, and shall have no liability to Quoin or any of its affiliates, with respect to any other disclosure made by Quoin or any of their respective affiliates, or with respect to any other information contained in any such disclosure documents.

Section 10.                  Adjustments; Additional Stockholder Securities. In the event (a) of reclassification, stock split (including a reverse stock split), combination, stock dividend or distribution, recapitalization, subdivision, merger, issuer tender or exchange offer, or other similar transaction or (b) that Stockholder shall become the beneficial owner of any additional shares of Common Stock and Parent Stock Options, then the terms of this Agreement shall apply to the shares of Common Stock and Parent Stock Options held by Stockholder immediately following the effectiveness of the events described in clause (a) or Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Stockholder Securities hereunder. In the event that Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4(a)(ii) hereof, then the terms of Section 4 hereof shall apply to such other securities as though they were Stockholder Securities hereunder.

Section 11.                  Miscellaneous.

(a)                 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or email or by registered or certified mail (postage prepaid, return receipt requested and providing proof of delivery) to the respective parties hereto at the following addresses, facsimile numbers or email addresses as follows (or at such other address, facsimile number or email address for a party as shall be specified by like notice):

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If to Stockholder, to the address set forth on Schedule I hereto,

If to the Quoin, to:

Quoin Pharmaceuticals, Inc.
42127 Pleasant Forest Court
Ashburn, VA 20148
Attention: Michael Myers, Ph.D.
Email: mmyers@quoinpharma.com

with a copy to (which shall not constitute notice):

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Jeffrey Baumel

Ilan Katz

Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com

(b)                 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(c)                 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF) each of which shall be deemed an original to the other parties), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original but all of which taken together shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(d)                 Entire Agreement, No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and (ii) is not intended to, nor shall it, confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

(e)                 Governing Law, Jurisdiction. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any conflicts of laws principles that would result in the application of the Law of any other state or jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the District of Nevada or, if (and only if) such court lacks subject matter jurisdiction, the state courts of the State of Nevada, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “Nevada Courts”), in any action or proceeding arising out of or relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby or the agreements delivered in connection herewith or therewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each party hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in the applicable Nevada Court, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable Nevada Court, (c) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable Nevada Court and (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable Nevada Court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to service of process in the manner provided for notices in accordance with Section 11(a) . Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by Law.

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(f)                  Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE MERGER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUIT, ACTION OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(f).

(g)                 Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided, however, that Quoin may assign, in its sole discretion and without the consent of any other party hereto, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly-owned Subsidiaries of Quoin in connection with the assignment of the rights, interests and obligations of Quoin under the Merger Agreement to such direct or indirect wholly-owned Subsidiaries of Quoin accordance with the terms of the Merger Agreement, and any such assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional direct or indirect wholly-owned Subsidiaries of Quoin in connection with the assignment of the rights, interests and obligations of such assignee under the Merger Agreement to such additional direct or indirect wholly-owned Subsidiaries of Quoin in accordance with the terms of the Merger Agreement; provided, however, that no such assignment shall relieve Quoin of any of their respective obligations under this Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

(h)                 Severability of Provisions. If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(i)                   Specific Performance. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (i) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (ii) the right of specific enforcement is an integral part of the Agreement and without that right, Quoin would not have entered into this Agreement. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

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(j)                  Amendment. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto, and no waiver or consent hereunder shall be effective against any party unless it shall be in writing and signed by such party.

(k)                 Binding Nature. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns.

(l)                   No Presumption. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(m)               No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

(n)                 No Ownership Interest. Except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to vest in Quoin any direct or indirect ownership or incidence of ownership of or with respect to the Stockholder Securities. All rights, ownership and economic benefits of and relating to the Stockholder Securities shall remain vested in and belong to Stockholder, and Quoin shall not have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of Skinvisible or exercise any power or authority to direct Stockholder in the voting of any of the Stockholder Securities, except as otherwise specifically provided herein.

(Remainder of page intentionally left blank; signature pages follow)

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IN WITNESS WHEREOF, Quoin and Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

QUOIN PHARMACEUTICALS, INC.

By: /s/ Michael Myers

Name: Michael Myers, Ph.D.
Title: President and Chief Executive Officer

STOCKHOLDER

/s/ Terry Howlett
TERRY HOWLETT

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SCHEDULE I

Name and Contact Information	Shares of Common Stock	Parent Stock Options	Beneficially Owned Shares with a Right to Vote
Terry Howlett Suite 10, 6320 S. Sandhill Rd Las Vegas, NV 89120 Email: terry@skinvisible.com	7,723,248	4,700,000	7,723,248

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DOREEN MCMORRAN VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (hereinafter referred to as this “Agreement”), dated as of March 18, 2018, is by and among the Quoin Pharmaceuticals, Inc., a Delaware corporation (“Quoin”) and Doreen McMorran (“Stockholder”).

WHEREAS, Stockholder is, as of the date hereof, the record and beneficial owner (for purposes of this Agreement, “beneficial owner” (including “beneficially own” and other correlative terms) shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and has the right to vote on the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of Skinvisible, Inc., a Nevada corporation (“Skinvisible”), as set forth opposite the name of Stockholder on Schedule I hereto;

WHEREAS, Quoin, Skinvisible and Quoin Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Skinvisible (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into Quoin (the “Merger”), with Quoin being the surviving entity of such Merger and a wholly-owned subsidiary of Skinvisible, upon the terms and subject to the conditions set forth in the Merger Agreement (unless otherwise defined or indicated herein, capitalized terms used herein shall have the respective meanings specified in the Merger Agreement); and

WHEREAS, as a condition to the willingness of Quoin to enter into the Merger Agreement and as an inducement and in consideration therefor, Quoin has required that Stockholder, and Stockholder has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.                      Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Quoin as follows:

(a)                 As of the time of execution of this Agreement, Stockholder (i) is the record and/or beneficial owner of the shares of Common Stock (together with any shares of Common Stock which such Stockholder may acquire at any time in the future during the term of this Agreement, including pursuant to any exercise of a Parent Stock Option, the “Stockholder Securities”) set forth opposite Stockholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, neither holds nor has any beneficial ownership interest in any other shares of Common Stock or Parent Stock Options.

(b)                 Stockholder has the legal capacity to execute and deliver this Agreement and to vote the Stockholder’s Securities as contemplated hereby.

(c)                 This Agreement has been duly executed and delivered by Stockholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Quoin, this Agreement constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

(d)                 Neither the execution and delivery of this Agreement nor the voting by Stockholder of the Stockholders Securities contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding or arrangement of any kind to which Stockholder is a party or by which Stockholder or Stockholder’s assets are bound, except for such violations, defaults or conflicts as would not reasonably be expected to prevent or materially delay Stockholder’s performance of its obligations under this Agreement. The voting by Stockholder of the Stockholders Securities contemplated hereby will not (i) violate any provision of any decree, order or judgment applicable to Stockholder or (ii) require any consent, approval, or notice under any legal requirements applicable to and known by Stockholder, other than such consents, approvals and notices that, if not obtained, made or given, would not prevent or materially delay Stockholder’s performance of its obligations under this Agreement.

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(e)                 The Stockholder Securities and the Certificates representing the Stockholder Securities are now, and, at all times during the term of this Agreement will be, held by Stockholder or by a nominee or custodian for the benefit of Stockholder, free and clear of all Liens, except for any such Liens arising hereunder and any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Liens”).

(f)                  Stockholder has full voting power, with respect to the Stockholder Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Stockholder Securities. The Stockholder Securities are not subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Stockholder Securities.

(g)                 As of the time of execution of this Agreement, there is no proceeding or governmental or regulatory investigations of any nature pending or, to the knowledge of Stockholder, threatened against Stockholder at law or equity before or by any Governmental Authority that would reasonably be expected to prevent or materially delay Stockholder’s performance of its obligations under this Agreement.

(h)                 Stockholder has received and reviewed a copy of the Merger Agreement. Stockholder understands and acknowledges that Quoin is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

(i)                   No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Stockholder.

Section 2.                      Representations and Warranties of Quoin. Quoin represents and warrants to Stockholder as follows:

(a)                 Quoin is an entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and Quoin has the corporate power and authority, as the case may be, to execute and deliver and perform its obligations under this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby, and each has taken all necessary action to duly authorize the execution, delivery and performance of this Agreement and the Merger Agreement.

(b)                 This Agreement and the Merger Agreement have been duly authorized, executed and delivered by Quoin, and, assuming this Agreement and the Merger Agreement constitute legal, valid and binding obligations of the other parties hereto and thereto, constitute the legal, valid and binding obligations of Quoin, are enforceable against Quoin in accordance with their terms, subject to the Enforceability Exceptions.

(c)                 Neither the execution and delivery of this Agreement nor the consummation by Quoin of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding or arrangement of any kind to which either Quoin is a party or by which t Quoin, or any of its respective assets are bound, except for such violations, defaults or conflicts as would not prevent or materially delay Quoin’s performance of its obligations under this Agreement and the Merger Agreement. The consummation by the Quoin of the transactions contemplated hereby will not (i) violate any provision of any decree, order or judgment applicable to Quoin, (ii) require any consent, approval, or notice under any legal requirements applicable to Quoin, other than such consents, approvals and notices that, if not obtained, made or given, would not prevent or materially delay Quoin’s performance of its obligations under this Agreement and the Merger Agreement, or (iii) violate any provision of Quoin’s organizational documents.

Section 3.                      Transfer of the Shares; Other Actions.

(a)                 Prior to the Outside Date, except as otherwise expressly provided herein (including pursuant to this Section 3 or Section 4) or in the Merger Agreement, Stockholder shall not: (i) directly or indirectly

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transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement with respect to, or create any Lien (other than Permitted Liens) on or enter into any agreement with respect to (any of the foregoing, a “Transfer”), any or all of its Stockholder Securities; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of its Stockholder Securities; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Stockholder Securities with respect to any matter that is in contravention of the obligations of Stockholder under this Agreement with respect to the Stockholder Securities; (iv) deposit any of the Stockholder Securities into a voting trust, or enter into a voting agreement or arrangement with respect to any of such Stockholder Securities in contravention of the obligations of Stockholder under this Agreement with respect to the Stockholder Securities; or (v) take or cause the taking of any other action that would reasonably be expected to prevent or materially delay the performance of such Stockholder’s obligations hereunder. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Stockholder Securities shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Stockholder Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the Outside Date.

(b)                 Stockholder agrees that it will not exercise any appraisal rights of such Stockholder Securities available to Stockholder with respect to the Merger.

Section 4.                      Voting of Shares.

(a)                 Without in any way limiting Stockholder’s right to (i) vote in his capacity as a director of Skinvisible or (ii) vote the Stockholder Securities in its sole discretion on any other matters not set forth in Section 4(a)(ii) that may be submitted to a Stockholder vote, consent or other approval, at any annual, special or other meeting of Skinvisible’s stockholders called or any action by written consent in lieu of a meeting of stockholders of Skinvisible with respect to any of the following, and at any adjournment or postponement thereof, Stockholder (in Stockholder’s capacity as a holder of the Stockholder Securities) shall, or shall cause the holder of record on any applicable record date to, (1) appear at each such meeting or otherwise cause all of Stockholder’s Stockholder Securities entitled to vote to be counted as present thereat for purposes of calculating a quorum and (2) vote (or cause to be voted), in person or by proxy, all Stockholder Securities, beneficially owned by Stockholder and entitled to vote (A) in favor of the adoption of the Merger Agreement and the approval of the Merger and the transactions contemplated thereby, and/or (B) against (x) any action or agreement which would reasonably be expected to prevent, delay, or adversely affect the Merger Agreement, the Merger or this Agreement, (y) any Acquisition Proposal and (z) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Stockholder under this Agreement. Any vote by Stockholder that is not in accordance with this Section 4(a) will be considered null and void.

(b)                 Notwithstanding the foregoing, Stockholder shall retain at all times the right to vote the Stockholder Securities held by it in its sole discretion and without any other limitation on those matters other than those set forth in Section 4(a)(ii) that are at any time or from time to time presented for consideration to Skinvisible’s stockholders.

Section 5.                      No Solicitation. Stockholder agrees that it shall not, and shall cause its advisors or representatives (such advisors or representatives, collectively, “Representatives”) not to, directly or indirectly, (i) initiate, solicit or knowingly encourage or facilitate any Acquisition Proposal or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish or provide any non-public information to any Person in connection with, any Acquisition Proposal.

Section 6.                      Further Assurances. Each party shall execute and deliver any additional documents and take such further actions that are reasonably necessary to carry out all of its obligations under the provisions hereof.

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Section 7.                      Termination. This Agreement will terminate upon the earlier of (a) the Effective Time and (b) the date of termination of the Merger Agreement in accordance with its terms (the “Expiration Time”), at which time this Agreement shall forthwith become void and of no effect and there shall be no liability or obligation on the part of any party hereto (or any of its Representatives), except that this Section 7, Section 8 and Section 11 shall survive the Expiration Time indefinitely; provided, further that no such termination or expiration shall relieve any party hereto from any liability for any breach of this Agreement occurring prior to such termination.

Section 8.                      Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

Section 9.                      Public Announcements. Stockholder shall not make public announcements regarding this Agreement and the transactions contemplated hereby that are inconsistent with the public statements made by Quoin and Skinvisible in connection with this Agreement, the Merger Agreement and the Transactions contemplated thereby, without the prior written consent of Quoin. Stockholder (a) consents to and authorizes (i) the publication and disclosure by Quoin and Skinvisible of the initial news release regarding the Merger and any news releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated thereby, and (ii) the publication and disclosure by Quoin, Skinvisible and their respective affiliates of its identity and beneficial ownership of the Stockholder Securities and the nature of its commitments, obligations, arrangements and understandings under this Agreement in the Proxy Statement and (b) agrees to promptly give to Quoin and Skinvisible any information relating to Stockholder they may reasonably require for the preparation of the Proxy Statement and any related documents; provided that Stockholder makes no representations, and shall have no liability to Quoin or any of its affiliates, with respect to any other disclosure made by Quoin or any of their respective affiliates, or with respect to any other information contained in any such disclosure documents.

Section 10.                  Adjustments; Additional Stockholder Securities. In the event (a) of reclassification, stock split (including a reverse stock split), combination, stock dividend or distribution, recapitalization, subdivision, merger, issuer tender or exchange offer, or other similar transaction or (b) that Stockholder shall become the beneficial owner of any additional shares of Common Stock and Parent Stock Options, then the terms of this Agreement shall apply to the shares of Common Stock and Parent Stock Options held by Stockholder immediately following the effectiveness of the events described in clause (a) or Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Stockholder Securities hereunder. In the event that Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4(a)(ii) hereof, then the terms of Section 4 hereof shall apply to such other securities as though they were Stockholder Securities hereunder.

Section 11.                  Miscellaneous.

(a)                 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or email or by registered or certified mail (postage prepaid, return receipt requested and providing proof of delivery) to the respective parties hereto at the following addresses, facsimile numbers or email addresses as follows (or at such other address, facsimile number or email address for a party as shall be specified by like notice):

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If to Stockholder, to the address set forth on Schedule I hereto,

If to the Quoin, to:

Quoin Pharmaceuticals, Inc.
42127 Pleasant Forest Court
Ashburn, VA 20148
Attention: Michael Myers, Ph.D.
Email: mmyers@quoinpharma.com

with a copy to (which shall not constitute notice):

Dentons US LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Jeffrey Baumel

Ilan Katz

Email: jeffrey.baumel@dentons.com

ilan.katz@dentons.com

(b)                 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(c)                 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF) each of which shall be deemed an original to the other parties), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original but all of which taken together shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

(d)                 Entire Agreement, No Third-Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and (ii) is not intended to, nor shall it, confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

(e)                 Governing Law, Jurisdiction. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any conflicts of laws principles that would result in the application of the Law of any other state or jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the District of Nevada or, if (and only if) such court lacks subject matter jurisdiction, the state courts of the State of Nevada, and the respective appellate courts from the foregoing (all of the foregoing, collectively, the “Nevada Courts”), in any action or proceeding arising out of or relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby or the agreements delivered in connection herewith or therewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each party hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in the applicable Nevada Court, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in the applicable Nevada Court, (c) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the applicable Nevada Court and (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the applicable Nevada Court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to service of process in the manner provided for notices in accordance with Section 11(a) . Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by Law.

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(f)                  Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE MERGER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUIT, ACTION OR OTHER PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11(f).

(g)                 Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided, however, that Quoin may assign, in its sole discretion and without the consent of any other party hereto, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly-owned Subsidiaries of Quoin in connection with the assignment of the rights, interests and obligations of Quoin under the Merger Agreement to such direct or indirect wholly-owned Subsidiaries of Quoin accordance with the terms of the Merger Agreement, and any such assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional direct or indirect wholly-owned Subsidiaries of Quoin in connection with the assignment of the rights, interests and obligations of such assignee under the Merger Agreement to such additional direct or indirect wholly-owned Subsidiaries of Quoin in accordance with the terms of the Merger Agreement; provided, however, that no such assignment shall relieve Quoin of any of their respective obligations under this Agreement. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

(h)                 Severability of Provisions. If any term or other provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(i)                   Specific Performance. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (i) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (ii) the right of specific enforcement is an integral part of the Agreement and without that right, Quoin would not have entered into this Agreement. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

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(j)                  Amendment. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto, and no waiver or consent hereunder shall be effective against any party unless it shall be in writing and signed by such party.

(k)                 Binding Nature. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns.

(l)                   No Presumption. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(m)               No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

(n)                 No Ownership Interest. Except as otherwise specifically provided herein, nothing contained in this Agreement shall be deemed to vest in Quoin any direct or indirect ownership or incidence of ownership of or with respect to the Stockholder Securities. All rights, ownership and economic benefits of and relating to the Stockholder Securities shall remain vested in and belong to Stockholder, and Quoin shall not have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of Skinvisible or exercise any power or authority to direct Stockholder in the voting of any of the Stockholder Securities, except as otherwise specifically provided herein.

(Remainder of page intentionally left blank; signature pages follow)

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IN WITNESS WHEREOF, Quoin and Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

QUOIN PHARMACEUTICALS, INC.

By: /s/ Michael Myers

Name: Michael Myers, Ph.D.
Title: President and Chief Executive Officer

STOCKHOLDER

/s/ Doreen McMorran
DOREEN MCMORRAN

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SCHEDULE I

Name and Contact Information	Shares of Common Stock	Parent Stock Options	Beneficially Owned Shares with a Right to Vote
Doreen McMorran Suite 10, 6320 S Sandhill Rd Las Vegas, NV 89120 Email: doreen@invisicare.com	1,800,000	2,400,000	1,800,000

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